File No. 033-83238
                                                               File No. 811-8724
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
                Pre-Effective Amendment No.                            [ ]
                                             ----------
                Post-Effective Amendment No.    20                     [X]
                                             ----------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
                                    Amendment No.   21                 [X]
                                                 ----------
                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                     Name and Address of Agent for Service:

                     Amy J. Lee
                     Associate General Counsel and Vice President
                     Security Benefit Life Insurance Company
                     One Security Benefit Place
                     Topeka, KS 66636-0001

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[X]   on May 1, 2010, pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]   on May 1, 2010, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts and individual single premium immediate variable annuity contracts (collectively, the "Contract").

---------------------------
VARIABLE ANNUITY PROSPECTUS
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T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
      An Individual Flexible Premium
      Deferred Variable Annuity Contract


      May 1, 2010


      --------------------------------------------------------------------------
      ISSUED BY:                                       MAILING ADDRESS:
      Security Benefit Life Insurance Company          T. Rowe Price Variable
      One Security Benefit Place                       Annuity Service Center
      Topeka, Kansas 66636-0001                        P.O. Box 750440
      1-800-888-2461                                   Topeka, Kansas 66675-0440
                                                       1-800-469-6587

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VARIABLE ANNUITY PROSPECTUS                                                    2
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INTRODUCTION
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      >     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
            DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      > PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER AT 1-800-469-6587.


      This Prospectus describes the T. Rowe Price No-Load Variable Annuity--a flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your purchase payments and Account Value to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

VARIABLE ANNUITY PROSPECTUS                                                    3
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      As of April 1, 2009, due to concerns over the Company's credit ratings, T.
      Rowe Price has suspended the sale of new direct-sold variable annuity contracts and incoming tax-free exchanges but will continue to allow ongoing purchases into existing contracts. T. Rowe Price and the Company will continue to service the variable annuity contracts for existing contractholders, but will not offer new contracts until the Company's ratings improve.

      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Account Value to the Subaccounts, the Company does not guarantee any minimum amount of Account Value.

      Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account." The Company guarantees Account Value allocated to the Fixed Interest Account, subject to its financial strength and claims-paying ability.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments (see "Annuity Options").


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 56 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


      Date: May 1, 2010

VARIABLE ANNUITY PROSPECTUS                                                    4
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CONTENTS
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      >     YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU
            SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

      Definitions                                                         5
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      Summary                                                             7
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      Expense Table                                                      10
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      Condensed Financial Information                                    11
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      Information About the Company, the Separate Account,
        and the Funds                                                    13
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      The Contract                                                       20
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      Charges and Deductions                                             33
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      Annuity Payments                                                   35
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      The Fixed Interest Account                                         39
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      More About the Contract                                            42
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      Federal Tax Matters                                                43
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      Other Information                                                  52
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      Performance Information                                            55
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      Additional Information                                             56
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      Table of Contents For Statement of Additional Information          56
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VARIABLE ANNUITY PROSPECTUS                                                    5
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DEFINITIONS
--------------------------------------------------------------------------------

      >     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7.

      ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ANNUITANT The person or persons that you designate on whose life Annuity Payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

      ANNUITY PAYOUT DATE The date when Annuity Payments begin as elected by the Owner.

      AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Payout Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

VARIABLE ANNUITY PROSPECTUS                                                    6
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      FIXED INTEREST ACCOUNT An account that is part of the Company's General
      Account to which you may allocate all or a portion of your Account Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4 and 8.

      PORTFOLIO A portfolio or series of one of the Funds that serves as an investment vehicle for its corresponding Subaccount.

      PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount you will receive upon full withdrawal of the Contract. It is equal to Account Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments commuted at the assumed interest rate less any uncollected premium taxes.

VARIABLE ANNUITY PROSPECTUS                                                    7
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SUMMARY
--------------------------------------------------------------------------------

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      You may allocate your purchase payments and Account Value among the available Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    8
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FIXED INTEREST ACCOUNT

      You may allocate all or part of your purchase payments and Account Value to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, your initial purchase payment must be at least $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, your initial purchase payment must be at least $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 under an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments."

CONTRACT BENEFITS

      You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," "Annuity Payments" and "The Fixed Interest Account."

      At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 8. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals," "Annuity Payments" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Payout Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options, subject to its financial strength and claims-paying ability. See "Annuity Payments."

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts.


      Some states' laws require us to refund your purchase payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Account Value, plus any charges deducted from such Account Value. See "Free-Look Right."

VARIABLE ANNUITY PROSPECTUS                                                    9
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CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from purchase payments before allocating them to your Account Value. Certain charges will be deducted in connection with the Contract as described below.

      > MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% of each Subaccount's average daily net assets. The Company may also deduct this charge during the Annuity Period. See "Mortality and Expense Risk Charge."

      > PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Payout Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      > OTHER EXPENSES Investment management fees and operating expenses of the Portfolios are paid by the Portfolios and are reflected in the net asset value of their shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectus for each Portfolio for more information about Portfolio expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

      The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within one year of the exchange. Please see your tax advisor for further information.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

VARIABLE ANNUITY PROSPECTUS                                                   10
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EXPENSE TABLE
--------------------------------------------------------------------------------

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      Table 1


      ----------------------------------------------------------------------------------
      CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the
      Contract. The information below does not reflect state premium taxes
      (which currently range from 0% to 3.5%), which may be applicable to your
      Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See
      "Mortality and Expense Risk Charge."

         Sales Load on Purchase Payments                                          None
         Contingent Deferred Sales Load                                           None

      PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

         Annual Maintenance Fee                                                   None

         Separate Account Annual Expenses (as a percentage of average
           Subaccount daily net assets)

           Annual Mortality and Expense Risk Charge                               0.55%
                                                                                 -----
           Total Separate Account Annual Expenses                                 0.55%
      ----------------------------------------------------------------------------------


      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2


      --------------------------------------------------------------------------
                                                            MINIMUM      MAXIMUM
      Total Annual Portfolio Operating Expenses(1)           0.40%        1.05%
      --------------------------------------------------------------------------

      (1) Expenses deducted from Portfolio assets include management fees, distribution fees, (12b-1) and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2009.


      EXAMPLE

      This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

      --------------------------------------------------------------------------
                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
      If you surrender your Contract at
      the end of the applicable time period   $163     $505     $871    $1,900

      If you do not surrender or you
      annuitize your Contract                 $163     $505     $871    $1,900
      --------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   11
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CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.

      TABLE 4


      ------------------------------------------------------------------------------------------------
                                                   ACCUMULATION UNIT VALUE            ACCUMULATION
                                             -----------------------------------   UNITS OUTSTANDING
            SUBACCOUNT                YEAR   BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      ------------------------------------------------------------------------------------------------
      NEW AMERICA GROWTH              2009        $16.16              $24.07             929,350
                                      2008         26.31               16.16             994,977
                                      2007         23.26               26.31           1,026,437
                                      2006         21.79               23.26           1,130,238
                                      2005         20.97               21.79           1,301,082
                                      2004         19.01               20.97           1,391,351
                                      2003         14.15               19.01           1,464,761
                                      2002         19.85               14.15           1,546,338
                                      2001         21.73               19.85           1,713,667
                                      2000         24.91               21.73           1,894,228
      ------------------------------------------------------------------------------------------------
      MID-CAP GROWTH                  2009         19.97               28.92           1,335,587
                                      2008         33.33               19.97           1,425,004
                                      2007         28.52               33.33           1,573,386
                                      2006         26.89               28.52           1,719,432
                                      2005         23.57               26.89           1,900,997
                                      2004         20.02               23.57           1,951,749
                                      2003         14.55               20.02           2,025,722
                                      2002         18.58               14.55           2,000,114
                                      2001         18.53               18.58           2,063,695
                                      2000         17.47               18.53           2,187,874
      ------------------------------------------------------------------------------------------------
      EQUITY INCOME                   2009         23.51               29.37           1,852,568
                                      2008         37.00               23.51           2,102,285
                                      2007         36.03               37.00           2,319,434
                                      2006         30.45               36.03           2,393,035
                                      2005         29.47               30.45           2,526,376
                                      2004         25.78               29.47           2,526,850
                                      2003         20.66               25.78           2,511,324
                                      2002         23.91               20.66           2,545,851
                                      2001         22.92               23.91           2,484,919
                                      2000         21.07               22.92           2,439,700
      ------------------------------------------------------------------------------------------------
      PERSONAL STRATEGY BALANCED      2009         22.19               29.16           1,179,198
                                      2008         31.82               22.19           1,235,231
                                      2007         29.74               31.82           1,310,197
                                      2006         26.73               29.74           1,206,330
                                      2005         25.26               26.73           1,143,857
                                      2004         22.51               25.26           1,054,839
                                      2003         18.14               22.51             972,596
                                      2002         19.78               18.14             955,498
                                      2001         19.07               19.78           1,101,225
                                      2000         19.44               19.07           1,168,964
      ------------------------------------------------------------------------------------------------
      BLUE CHIP GROWTH                2009          6.61                9.35             953,043
                                      2008         11.56                6.61           1,007,012
                                      2007         10.31               11.56             914,995
                                      2006          9.46               10.31             783,748
                                      2005          8.98                9.46             651,249
                                      2004          8.30                8.98             585,332
                                      2003          6.49                8.30             410,401
                                      2002          8.57                6.49             305,742
                                      2001(1)      10.00                8.57             241,300
      ------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   12
--------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------
                                                   ACCUMULATION UNIT VALUE            ACCUMULATION
                                             -----------------------------------   UNITS OUTSTANDING
            SUBACCOUNT                YEAR   BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      ------------------------------------------------------------------------------------------------
      HEALTH SCIENCES                 2009         10.22               13.37             676,468
                                      2008         14.47               10.22             738,105
                                      2007         12.33               14.47             699,701
                                      2006         11.40               12.33             743,071
                                      2005         10.11               11.40             658,429
                                      2004          8.79               10.11             605,343
                                      2003          6.49                8.79             470,142
                                      2002          9.07                6.49             336,410
                                      2001(1)      10.00                9.07             298,751
      ------------------------------------------------------------------------------------------------
      EQUITY INDEX 500                2009          7.39                9.26             671,566
                                      2008         11.86                7.39             667,027
                                      2007         11.34               11.86             671,519
                                      2006          9.89               11.34             685,622
                                      2005          9.48                9.89             645,016
                                      2004          8.64                9.48             507,181
                                      2003          6.77                8.64             390,431
                                      2002          8.76                6.77             306,526
                                      2001(1)      10.00                8.76             216,259
      ------------------------------------------------------------------------------------------------
      LIMITED-TERM BOND               2009         17.61               18.96             794,577
                                      2008         17.43               17.61             709,798
                                      2007         16.62               17.43             674,826
                                      2006         16.06               16.62             733,198
                                      2005         15.87               16.06             810,737
                                      2004         15.79               15.87             892,338
                                      2003         15.22               15.79             992,100
                                      2002         14.52               15.22           1,041,061
                                      2001         13.00               14.52             790,935
                                      2000         12.28               13.00             606,613
      ------------------------------------------------------------------------------------------------
      PRIME RESERVE                   2009         14.34               14.31           1,313,168
                                      2008         14.04               14.34           2,076,743
                                      2007         13.46               14.04           1,694,178
                                      2006         12.94               13.46           1,327,302
                                      2005         12.66               12.94             923,100
                                      2004         12.62               12.66             760,905
                                      2003         12.60               12.62             879,719
                                      2002         12.49               12.60           1,307,056
                                      2001         11.96               12.49           1,530,501
                                      2000         11.44               11.96           1,386,090
      ------------------------------------------------------------------------------------------------
      INTERNATIONAL STOCK             2009         11.82               17.92           1,398,958
                                      2008         23.17               11.82           1,477,861
                                      2007         20.62               23.17           1,526,663
                                      2006         17.41               20.62           1,556,912
                                      2005         15.08               17.41           1,464,557
                                      2004         13.33               15.08           1,396,845
                                      2003         10.27               13.33           1,377,458
                                      2002         12.64               10.27           1,478,934
                                      2001         15.86               12.64           1,524,540
                                      2000         19.83               15.86           1,680,775
      ------------------------------------------------------------------------------------------------

      (1) For the period of February 1, 2001 (date of inception) through December 31, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   13
--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company. However, see the section "Purchase Transaction and Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION

      The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION
      On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION
      The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made

VARIABLE ANNUITY PROSPECTUS                                                   14
--------------------------------------------------------------------------------

      against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

      The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY
      Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.

      IMPACT OF DEMUTUALIZATION
      The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET
      Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

VARIABLE ANNUITY PROSPECTUS                                                   15
--------------------------------------------------------------------------------

      REASONS FOR THE TRANSACTION
      Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at the Company; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS
      As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

      > The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

      > Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

      > The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract

VARIABLE ANNUITY PROSPECTUS                                                   16
--------------------------------------------------------------------------------

      Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS
      The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account

VARIABLE ANNUITY PROSPECTUS                                                   17
--------------------------------------------------------------------------------

      without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless
      (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

THE FUNDS

      Each Fund is a diversified, open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Portfolios. Each Portfolio pursues different investment objectives and policies.

      Shares of the Portfolios currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Portfolios have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if both the Portfolio and the other fund are managed by the same adviser.

      Because the Portfolios may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Portfolios also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding;

VARIABLE ANNUITY PROSPECTUS                                                   18
--------------------------------------------------------------------------------

      however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Portfolios serve as investment vehicles might at some time be in conflict. However, the Company and each Portfolio's Board of Directors are required to monitor events in order to identify any material conflicts that arise from the use of the Portfolios for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Portfolio(s) involved in the conflict. This might force a Portfolio to sell securities at disadvantageous prices.

      A summary of the investment objective of each Portfolio is set forth below. We cannot assure that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is to seek to provide long-term growth of capital through investments primarily in the common stocks of growth companies.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to seek to provide substantial dividend income as well as capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to seek to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

VARIABLE ANNUITY PROSPECTUS                                                   19
--------------------------------------------------------------------------------

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.

      T. ROWE PRICE PRIME RESERVE PORTFOLIO

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality U.S.
      dollar-denominated money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

       * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      ** "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. Investment Services, a wholly-owned subsidiary of T. Rowe Price, also is not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.


SERVICES AND ADMINISTRATION

      The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se(2)"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se(2) is an affiliate of the Company.

VARIABLE ANNUITY PROSPECTUS                                                   20
--------------------------------------------------------------------------------

THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving Annuity Payments, the Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for Annuity Payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options that guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT


      The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


      ASSETS IN THE SEPARATE ACCOUNT

      Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT

      Any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized

VARIABLE ANNUITY PROSPECTUS                                                   21
--------------------------------------------------------------------------------

      losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS

      You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS

      We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available without charge by writing to the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling the T. Rowe Price Variable Annuity Service Center at 1-800-469-6587. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 under an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances,

VARIABLE ANNUITY PROSPECTUS                                                   22
--------------------------------------------------------------------------------

      such as for group or sponsored arrangements. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its T. Rowe Price Variable Annuity Service Center; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will hold your purchase payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

      The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center; however, subsequent purchase payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." You may make purchase payments after the initial purchase payment at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

      If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Interest Account.

      You may change the purchase payment allocation instructions by submitting a proper written request to the Company's T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation by telephone provided the proper form is properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Account Value. You may, however,

VARIABLE ANNUITY PROSPECTUS                                                   23
--------------------------------------------------------------------------------

      exchange Account Value among the Subaccounts and the Fixed Interest Account in the manner described in "Exchanges of Account Value."

DOLLAR COST AVERAGING OPTION

      Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      You may request a Dollar Cost Averaging Request form from the T. Rowe Price Variable Annuity Service Center. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. The Company does not require that exchanges be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Company will not consider the Dollar Cost Averaging Request form to be complete until your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

      After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in

VARIABLE ANNUITY PROSPECTUS                                                   24
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      that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the T. Rowe Price Variable Annuity Service Center. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified
      Plan) minimum required amount of Account Value at that time. The Company requires that you wait at least one month if exchanges were made on a monthly basis, or one quarter if exchanges were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      You may also dollar cost average Account Value to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account."

ASSET REBALANCING OPTION

      Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Account Value to be allocated to each Subaccount. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

      Upon receipt of the Asset Rebalancing Request form, the Company will effect an exchange among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will exchange Account Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Rebalancing Request in proper form. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Date on which the exchange is effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the Company's T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form has been completed, signed, and filed at the Company's T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center. This option will terminate automatically in the event that you exchange Account Value outside the Asset Rebalancing Option by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the

VARIABLE ANNUITY PROSPECTUS                                                   25
--------------------------------------------------------------------------------

      percentage allocation unless you instruct us otherwise. If you wish to continue Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the T. Rowe Price Variable Annuity Service Center. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing option, subject to certain restrictions described under "The Fixed Interest Account."

EXCHANGES OF ACCOUNT VALUE

      You may exchange Account Value among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center both before and after the Annuity Payout Date. You may exchange Account Value (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) by telephone if the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount. The minimum exchange amount does not apply to exchanges under the Dollar Cost Averaging or Asset Rebalancing Options.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also exchange Account Value to the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described under "The Fixed Interest Account." The Company does not assess an exchange fee on exchanges. For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals), hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios, Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner has made during the Contract Year). In making this

VARIABLE ANNUITY PROSPECTUS                                                   26
--------------------------------------------------------------------------------

      determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

            >     The total dollar amount being exchanged;

            > The number of exchanges you made within the previous three months;

            >     Exchanges to and from (or from and to) the same Subaccount;

            > Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

            > Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone exchanges or other electronic exchanges and instead requiring that you submit exchange requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


      In addition, if you make a certain number of exchanges from a Subaccount followed by an exchange to that Subaccount (or to a Subaccount followed by an exchange from that Subaccount) ("round trip exchanges") during the prior three-month period or such shorter period as specified in the chart below), the Company will prohibit further exchanges to that Subaccount until such exchanges may be made without violating the number of round trip exchanges permitted (please see the chart below).

      TABLE 5

      -------------------------------------------------------------------------------------
                                                                            NUMBER OF ROUND
                                    SUBACCOUNT                              TRIP EXCHANGES*
      -------------------------------------------------------------------------------------
      T. Rowe Price Prime Reserve                                              Unlimited

      T. Rowe Price New America Growth, T. Rowe Price Equity Income,               1
      T. Rowe Price Personal Strategy Balanced, T. Rowe Price Blue Chip
      Growth, T. Rowe Price Health Sciences, T. Rowe Price Equity Index
      500, T. Rowe Price Limited-Term Bond, T. Rowe Price Mid-Cap Growth,
      T. Rowe Price International Stock
      -------------------------------------------------------------------------------------

      * Number of round trip exchanges that can be made in any three-month period before the Company will prohibit further exchanges to that Subaccount. Exchanges to the Subaccount will be prohibited until such exchange may be made without violating the number of round trip exchanges set forth above.

      In addition to the Company's own frequent exchange procedures, the Portfolios may have adopted their own policies and procedures with respect to frequent exchanges of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Portfolios have reserved the right to temporarily or permanently refuse payments or exchange requests from the Company if, in the judgment of the Portfolio's manager, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

VARIABLE ANNUITY PROSPECTUS                                                   27
--------------------------------------------------------------------------------

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Portfolios' frequent exchange policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates the Company to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or exchanges by specific Owners who violate the frequent exchange policies established by the Portfolio.

      Managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include exchanges made pursuant to Dollar Cost Averaging and Asset Rebalancing Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners determined to be engaged in exchange activity that may adversely affect other Owners or Portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from

VARIABLE ANNUITY PROSPECTUS                                                   28
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      programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period and during the Annuity Period under Annuity Options 5 through 7.

      On each Valuation Date, the amount of Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." Account Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including

      > Investment performance of the Subaccounts to which you have allocated Account Value,

      >     Interest credited to the Fixed Interest Account,

      >     Payment of purchase payments,

      >     Full and partial withdrawals,

      >     Annuity payments under Options 5 through 7, and

      >     Charges assessed in connection with the Contract.

      The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by the Portfolio. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

VARIABLE ANNUITY PROSPECTUS                                                   29
--------------------------------------------------------------------------------

      In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7 and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FULL AND PARTIAL WITHDRAWALS

      An Owner may make a partial withdrawal of Account Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Account Value at any time while the Owner is living, and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals after the Annuity Payout Date are permitted only under Annuity Options 5 through 8 (unless the Owner has elected fixed annuity payments under Option 8). See "Annuity Payments" for a discussion of withdrawals after the Annuity Payout Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center; however, if a withdrawal request is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. You may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in your written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service

VARIABLE ANNUITY PROSPECTUS                                                   30
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      Center, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge." The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments calculated using the assumed interest rate, less any uncollected premium taxes. See "Annuity Payments."

      You may request a partial withdrawal for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Account Value to meet the request. Upon payment, your Account Value will be reduced by an amount equal to the payment and any premium tax charge. See "Premium Tax Charge."


      If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.


      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Owner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If you do not specify the allocation, the Company will contact you for instructions, and will effect the withdrawal as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS

      The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the T. Rowe Price Variable Annuity Service Center. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. An Owner may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual, or annual. The Owner may stop or modify systematic withdrawals upon proper written request to the T. Rowe Price Variable Annuity Service

VARIABLE ANNUITY PROSPECTUS                                                   31
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      Center at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.


      If an Owner is enrolled in the Dollar Cost Averaging or Asset Rebalancing Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Rebalancing Options.


      In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

      The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look Period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Interest Account. The Company will also refund any Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract.


      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Account Value, plus any charges deducted from such Account Value.


DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

VARIABLE ANNUITY PROSPECTUS                                                   32
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      If the surviving spouse of the deceased Owner is the sole Designated
      Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 75 or younger on the Contract Date and an Owner dies prior to the Annuity Payout Date while this Contract is in force, the amount of the death benefit will be the greatest of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center,

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals, or

      3.    The stepped-up death benefit.

      The stepped-up death benefit is:

      > the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus

      > any purchase payments made since the applicable fifth annual Contract anniversary, less

      >     any withdrawals since the applicable anniversary.

      If an Owner dies prior to the Annuity Payout Date and the Contract was issued to the Owner after age 75 (or the Annuitant was older than age 75 if the Owner is not a natural person), the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

      The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of age at issue, is the greater of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, or

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals.

      The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

VARIABLE ANNUITY PROSPECTUS                                                   33
--------------------------------------------------------------------------------

      Please note that any death benefit payment we make in excess of Account Value is subject to our financial strength and claims-paying ability.

DISTRIBUTION REQUIREMENTS

      For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earlier of the spouse's death or the Annuity Payout Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Account Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.


      Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

      If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Annuity Options."

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected

VARIABLE ANNUITY PROSPECTUS                                                   34
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      by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional, distribution, and administrative expenses, and compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets.

FUND EXPENSES

      Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Portfolio. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. The Company bears no responsibility for such fees and expenses.

VARIABLE ANNUITY PROSPECTUS                                                   35
--------------------------------------------------------------------------------

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

      You may select the Annuity Payout Date at the time of application. The Contract provides that you may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, Annuity Payments will not begin until you make a selection, and the Company will not enforce the Contract provision, which provides that you may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date. A letter will be sent to the Owner on the proposed Annuity Payout Date requesting that the Owner confirm this date or select a new date.

      On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the Options described below. Each Option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 6

      ---------------------------------------------------------------------------------------------------------
                                                                                          COMBINATION VARIABLE
      ANNUITY OPTION                                   VARIABLE ANNUITY   FIXED ANNUITY     AND FIXED ANNUITY
      ---------------------------------------------------------------------------------------------------------
      Option 1 - Life Income                                   X                X
      ---------------------------------------------------------------------------------------------------------
      Option 2 - Life Income with Period Certain               X                X
      ---------------------------------------------------------------------------------------------------------
      Option 3 - Life Income with Installment Refund           X                X
      ---------------------------------------------------------------------------------------------------------
      Option 4 - Joint and Last Survivor                       X                X
      ---------------------------------------------------------------------------------------------------------
      Option 5 - Payments for a Specified Period               X                X                   X
      ---------------------------------------------------------------------------------------------------------
      Option 6 - Payments of a Specified Amount                X                X                   X
      ---------------------------------------------------------------------------------------------------------
      Option 7 - Age Recalculation                             X                X                   X
      ---------------------------------------------------------------------------------------------------------
      Option 8 - Period Certain                                X                X
      ---------------------------------------------------------------------------------------------------------

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Unless you direct otherwise, proceeds derived from Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Account Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis. No Annuity Payments will be made for less than $100. You may direct Investment Services to apply the proceeds of an Annuity Payment to the purchase of shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

VARIABLE ANNUITY PROSPECTUS                                                   36
--------------------------------------------------------------------------------

      You may designate or change an Annuity Payout Date, Annuity Option, or Annuitant, provided proper written notice is received at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

EXCHANGES AND WITHDRAWALS

      During the Annuity Period, you may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made.

      The Owner may exchange Payment Units under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

      Once Annuity Payments have commenced under Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 8. Under Annuity Options 5 through 7, an Owner may make full or partial withdrawals of Account Value (other than systematic withdrawals), subject to any applicable premium tax charge and the restrictions on withdrawals from the Fixed Interest Account.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 8, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. If the Owner elects a partial withdrawal under Option 8, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 8. See "Annuity Payments" for more information with regard to how the Company calculates variable annuity payments.

ANNUITY OPTIONS

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. If no Annuity Option has been selected, the Contract provides that Annuity Payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Company, however, will not begin Annuity Payments under any Annuity Option until the Owner has contacted the Company with specific instructions that reconfirm the Annuity Option and Annuity Payout Date set forth in the Contract. Please note that any amount the Company guarantees under an Annuity Option is subject to the Company's financial strength and claims-paying ability. The Annuity Options are set forth below.


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      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND LAST SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable annuity payments, the number of Payment Units used to determine the Annuity Payment, is reduced as of the first Annuity Payment following the Annuitant's death. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the
      Owner. This option differs from Option 5 in that Annuity Payments
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VARIABLE ANNUITY PROSPECTUS                                                   38
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      are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining payments will be made to the Designated Beneficiary.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

      The Company does not allow the Annuity Payout Date to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement for 45 years using projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

             -----------------------------------------------------
                    OPTIONS 1-4                 OPTION 8

              Assumed Interest Rate        Assumed Interest Rate

              Mortality Table 1983(a)
              projected for mortality
              improvement using
              projection scale G
             -----------------------------------------------------

      The Company calculates variable Annuity Payments under Options 1 through 4 and 8 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4 and 8 for each $1,000 applied to the Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the

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VARIABLE ANNUITY PROSPECTUS                                                   39
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      rate per $1,000 specified in the annuity tables to determine the initial
      Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amount determined for each Subaccount.

ASSUMED INTEREST RATE

      As discussed above, the annuity rates for Options 1 through 4 and 8 are based upon an assumed interest rate of 3.5%, compounded annually. Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the Annuity Payments will increase and if it is less than the assumed interest rate, the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial Annuity Payment but the amount of the Annuity Payment would increase more slowly in a rising market (or the amount of the Annuity Payment would decline more rapidly in a declining market). A lower assumed interest rate, for example 3.5%, would have the opposite effect.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

      You may allocate all or a portion of your purchase payments, and exchange Account Value, to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. The disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."


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      Amounts allocated to the Fixed Interest Account become part of the General
      Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Interest Account are subject to its financial strength and claims-paying ability.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and is an annual effective rate of 3%. Such interest will be paid regardless of the actual investment experience of the Company's General Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Account Value in the Fixed Interest Rate may not exceed the Guaranteed Rate.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account). The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken in the following order:
      (1) from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected; (2) then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.


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VARIABLE ANNUITY PROSPECTUS                                                   41
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      If permitted by your Contract, the Company may discontinue accepting purchase payments or exchanges into the Fixed Interest Account at any time.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments or exchange Account Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, you will not pay directly or indirectly the investment management fees and operating expenses of the Portfolios to the extent Account Value is allocated to the Fixed Interest Account; however, you also will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      You may exchange amounts from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, if you desire to implement the Asset Rebalancing Option, you should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once you implement an Asset Rebalancing Option, the restrictions on exchanges will not apply to exchanges made pursuant to the Option.

      Currently, the Company will allow Contractowners to make an exchange from the Fixed Interest Account at times other than the calendar month in which the Guarantee Period expires if a Contractowner requests a waiver of the limitation on exchanges from the Fixed Interest Account by calling or writing the T. Rowe Price Variable Annuity Service Center. The Company may discontinue such waivers at any time.

      Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum amount that you may exchange from the Fixed Interest Account to the Subaccounts is the lesser of (i) $500 ($200 under the Dollar Cost Averaging Option) or (ii) the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from,

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      the Fixed Interest Account will automatically terminate such Dollar Cost
      Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

      You may also make full withdrawals to the same extent as if you had allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals" and "Systematic Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay any full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Payout Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner, the Joint Owner, the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Payout Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary

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VARIABLE ANNUITY PROSPECTUS                                                   43
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      Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at the T.
      Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

      > During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      > During which trading on the New York Stock Exchange is restricted as determined by the SEC,

      > During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      > For such other periods as the SEC may by order permit for the protection of investors.

      The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the
      Annuitant, and the Beneficiary or other payee will depend
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VARIABLE ANNUITY PROSPECTUS                                                   44
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      upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR
      (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are
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      treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of
      Section 817(h).


      OWNER CONTROL


      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating purchase payments and Account Values than in the cases described in the rulings. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      >     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

      > SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


      > ANNUITY PAYMENTS For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment

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      is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.


      > PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

      ADDITIONAL CONSIDERATIONS

      > DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


            Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.


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      >     GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified
            Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      > CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      > MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      > POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      > TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code, or a Roth IRA under Section 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity
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VARIABLE ANNUITY PROSPECTUS                                                   48
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      options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. A Qualified Plan may permit the purchase of the Contracts to accumulate retirement savings under the plan. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distributions for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Contractowners, Annuitants, and Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

      The following is a brief description of Qualified Plans and the use of the Contract therewith:

      >     SECTION 408

            INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."


            IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.

            Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and

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            $177,000 in 2010. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


            Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.


            An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).


            If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2. If there is no Designated Beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

            If an individual dies after reaching his or her required beginning date, the individual's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

            Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

            Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

            The IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

      >     SECTION 408A


            ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

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            Regular contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year if 2009 is one of the years included).


      >     TAX PENALTIES

            PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions:
            (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary;
            (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified higher education expenses"; or (ix) for certain "qualified first-time homebuyer distributions."

            MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.

      >     WITHHOLDING

            Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

            Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

            The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.


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OTHER TAX CONSIDERATIONS

      FEDERAL ESTATE TAXES

      While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX

      Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010

      In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

      The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS

      We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under Federal tax law.


      MEDICARE TAX

      Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

VARIABLE ANNUITY PROSPECTUS                                                   52
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OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Portfolios in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolios. Voting instructions may be cast in person or by proxy.

      It is important that each Owner provide voting instructions to the Company because we vote all Portfolio shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of any or all of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company

VARIABLE ANNUITY PROSPECTUS                                                   53
--------------------------------------------------------------------------------

      with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, exchanges, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and Annuity Payments.

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

ELECTRONIC PRIVILEGES

      If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center, you may: (1) request an exchange of Account Value and make changes in your purchase payment allocation and to an existing Dollar Cost Averaging or Asset Rebalancing option by telephone; (2) request an exchange of Account Value electronically via facsimile; and (3) request an exchange of Account Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make exchanges of

VARIABLE ANNUITY PROSPECTUS                                                   54
--------------------------------------------------------------------------------

      Account Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor the Funds or the Portfolios, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend the telephone exchange privilege at any time.

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. is the principal underwriter and distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds. Investment Services does not receive any commissions or other compensation from the Company or the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services. The Company discontinued making such payments in August 2003.

VARIABLE ANNUITY PROSPECTUS                                                   55
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LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract or Investment Services' ability to perform its contract with the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts, including the yield and effective yield of the Prime Reserve Subaccount and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

VARIABLE ANNUITY PROSPECTUS                                                   56
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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of T. Rowe Price Variable Annuity Account at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information for T. Rowe Price Variable Annuity contains more specific information and financial statements relating to the Company and the Separate Account. The Statement of Additional Information is available without charge by calling the T. Rowe Price Variable Annuity Service Center's toll-free telephone number at 1-800-469-6587 or by detaching this page from the prospectus and mailing it to the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History
      --------------------------------------------------------------------------
      Distribution of the Contract
      --------------------------------------------------------------------------
      Limits on Premiums Paid Under Tax-Qualified Retirement Plans
      --------------------------------------------------------------------------
      Performance Information
      --------------------------------------------------------------------------
      Independent Registered Public Accounting Firm
      --------------------------------------------------------------------------
      Financial Statements
      --------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS
--------------------------------------------------------------------------------

      T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
      An Individual Single Premium
      Immediate Variable Annuity Contract


      May 1, 2010


      --------------------------------------------------------------------------
      ISSUED BY:                            MAILING ADDRESS:
      Security Benefit                      T. Rowe Price Variable
      Life Insurance Company                Annuity Service Center
      One Security Benefit Place            P.O. Box 750440
      Topeka, Kansas 66636-0001             Topeka, Kansas 66675-0440
      1-800-888-2461                        1-800-469-6587

VARIABLE ANNUITY PROSPECTUS                                                    2
--------------------------------------------------------------------------------

INTRODUCTION
--------------------------------------------------------------------------------

      > THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      > PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER AT 1-800-469-6587.


      This Prospectus describes the T. Rowe Price No-Load Immediate Variable Annuity--a single premium immediate variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in receiving retirement income.

      The Contract provides several options for Annuity Payments beginning on the Annuity Payout Date. The Annuity Payout Date, which must be within 30 days of the Contract Date, and Annuity Option are selected at the time of purchase.

      The minimum initial Purchase Payment is $25,000. The Company does not accept additional Purchase Payments. You may allocate your Purchase Payment to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    3
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      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T.
      Rowe Price Associates, Inc. or T. Rowe Price International, Inc. including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

      As of April 1, 2009, due to concerns over the Company's credit ratings, T. Rowe Price has suspended the sale of new direct-sold variable annuity contracts and incoming tax-free exchanges but will continue to allow ongoing purchases into existing contracts. T. Rowe Price and the Company will continue to service the variable annuity contracts for existing contractholders, but will not offer new contracts until the Company's ratings improve.

      Your Annuity Payments, if supported by the Subaccounts, will vary based on the investment performance of the Subaccounts to which you allocate the Purchase Payment. No minimum amount of variable Annuity Payments is guaranteed, except that Annuity Payments under Option 9 are guaranteed never to fall below the Floor Payment. The Company guarantees the amount of fixed Annuity Payments. Guarantees in the Contract, including those pursuant to Option 9 and those associated with fixed Annuity Payments are subject to the Company's financial strength and claims-paying ability.


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


      Date:  May 1, 2010

VARIABLE ANNUITY PROSPECTUS                                                    4
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

      > YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

      Definitions                                                             5
      --------------------------------------------------------------------------

      Summary                                                                 6
      --------------------------------------------------------------------------

      Expense Table                                                           9
      --------------------------------------------------------------------------

      Condensed Financial Information                                        10
      --------------------------------------------------------------------------

      Information About the Company, the Separate Account, and the Funds     15
      --------------------------------------------------------------------------

      The Contract                                                           21
      --------------------------------------------------------------------------

      Charges and Deductions                                                 26
      --------------------------------------------------------------------------

      Annuity Payments                                                       28
      --------------------------------------------------------------------------

      The Fixed Interest Account                                             39
      --------------------------------------------------------------------------

      More About the Contract                                                41
      --------------------------------------------------------------------------

      Federal Tax Matters                                                    42
      --------------------------------------------------------------------------

      Other Information                                                      50
      --------------------------------------------------------------------------

      Performance Information                                                53
      --------------------------------------------------------------------------

      Additional Information                                                 54
      --------------------------------------------------------------------------

      Table of Contents For Statement of Additional Information              54
      --------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                    5
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DEFINITIONS
--------------------------------------------------------------------------------

      >     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ADMINISTRATIVE OFFICE T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      ANNUITANT The person who receives Annuity Payments during the Annuity Period and on whose life Annuity Payments depend under Annuity Options 1 through 4 and 9. If the Owner names Joint Annuitants in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments or a death benefit, if applicable, is paid.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis, depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which Annuity Payments are made.

      ANNUITY PAYOUT DATE The date within 30 days of the Contract Date upon which Annuity Payments are scheduled to begin.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. Any Owner must also be an Annuitant.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which the Purchase Payment may be allocated to purchase a fixed annuity. Account Value allocated to the Fixed Interest Account under Options 5 through 7 will earn fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

      FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals. The guarantee under Option 9 is subject to the Company's financial strength and claims-paying ability.

VARIABLE ANNUITY PROSPECTUS                                                    6
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      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income
      Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      LIQUIDITY PERIOD Under Annuity Option 9, the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a period beginning on the Contract Date and ending on a date five years from the Annuity Payout Date.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

      PORTFOLIO A portfolio or series of one of the Funds that serves as an investment vehicle for its corresponding Subaccount.

      PURCHASE PAYMENT The amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. The Purchase Payment may be allocated to Subaccounts of the Separate Account to support an Annuity Payment.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are open for trading. The
      T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate less any premium taxes due and paid by the Company.

SUMMARY
--------------------------------------------------------------------------------

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

VARIABLE ANNUITY PROSPECTUS                                                    7
--------------------------------------------------------------------------------

PURPOSE OF THE CONTRACT

      The single premium immediate variable annuity contract (the "Contract") described in this Prospectus provides several Options for Annuity Payments on a variable basis, a fixed basis, or both. You may select an Annuity Option that provides income for your lifetime or a specified period.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). An IRA may be purchased with contributions rolled over from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and
      Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      You may allocate your Purchase Payment to the T. Rowe Price Variable Annuity Account (the "Separate Account") to provide a variable annuity. See "Separate Account." The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

      Your Annuity Payments, if supported by a Subaccount, will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

FIXED INTEREST ACCOUNT

      You may allocate your Purchase Payment to the Fixed Interest Account to provide a fixed annuity. The Fixed Interest Account is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

VARIABLE ANNUITY PROSPECTUS                                                    8
--------------------------------------------------------------------------------

PURCHASE PAYMENT

      The minimum Purchase Payment is $25,000. The Company does not accept additional Purchase Payments under the Contract. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. See "Purchase Payment."

CONTRACT BENEFITS

      The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees payments under the fixed Annuity Options. See "Annuity Payments." The Contract provides for a death benefit upon the death of the Annuitant under certain of the Annuity Options. See "Annuity Options" for more information.

      You may exchange your interest in the Contract among the Subaccounts, subject to certain restrictions as described in "The Contract," "Exchanges" and "The Fixed Interest Account." You may make up to six exchanges in any Contract Year.

      You may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals made prior to the Owner attaining age 59 1/2.

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts.


      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Account Value, plus any charges deducted from such Account Value. See "Free-Look Right."


CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from the Purchase Payments before allocating them to your Account Value. The Company will deduct certain charges in connection with the Contract as described below.

      > MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. The Company may also deduct this charge during the Annuity Period. See "Mortality and Expense Risk Charge."

      > PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will be deducted from your Purchase Payment if the Company incurs a premium tax. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      > WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal.

VARIABLE ANNUITY PROSPECTUS                                                    9
--------------------------------------------------------------------------------

            Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge."

      > OTHER EXPENSES Investment management fees and operating expenses of the Portfolios are paid by the Portfolios and are reflected in the net asset value of their shares. The Owner or Annuitant indirectly bears a pro rata portion of such fees and expenses. See the prospectus for each Portfolio for more information about Portfolio expenses.

            The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

      The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within one year of the exchange. Please see your tax advisor for further information.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

EXPENSE TABLE
--------------------------------------------------------------------------------

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      TABLE 1


      ---------------------------------------------------------------------------------------------------
        CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium
        taxes (which currently range from 0% to 3.5%), which may be                        ALL OTHER
        applicable to your Contract                                           OPTION 9   ANNUITY OPTIONS
           Sales Load on Purchase Payments                                      None          None
           Contingent Deferred Sales Load                                       None          None
           Withdrawal Charge (as a percentage of amount withdrawn)              5%(1)         None

        PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

           Annual Contract Fee                                                  None          None
           Separate Account Annual Expenses (as a percentage of average
             Subaccount daily net assets)
             Annual Mortality and Expense Risk Charge                           1.40%         0.55%
             Total Separate Account Annual Expenses                             1.40%         0.55%
      ---------------------------------------------------------------------------------------------------

      (1) The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals under Option 9 which are permitted only during the Liquidity Period. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.

VARIABLE ANNUITY PROSPECTUS                                                   10
--------------------------------------------------------------------------------

      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2


      --------------------------------------------------------------------
                                                     MINIMUM   MAXIMUM
      Total Annual Portfolio Operating Expenses(1)    0.40%     1.05%
      --------------------------------------------------------------------

      (1) Expenses deducted from Portfolio assets include management fees, distribution (12b-1) fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2009, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2009.


      EXAMPLES

      These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

      ----------------------------------------------------------------------------------------------------------------
                                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
      OPTION 9
      If you surrender your Contract at the end of the applicable time period    $704    $ 1,051   $ 1,406   $ 2,786
      If you do not surrender or you annuitize your Contract                      248        764     1,306     2,786

      ALL OTHER ANNUITY OPTIONS
      If you surrender your Contract at the end of the applicable time period     163        505       871     1,900
      If you do not surrender or you annuitize your Contract                      163        505       871     1,900
      ----------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.

      Accumulation unit values for Annuity Options 5 through 7 and a deferred annuity contract funded by the Separate Account.

VARIABLE ANNUITY PROSPECTUS                                                   11
--------------------------------------------------------------------------------

      TABLE 4


      --------------------------------------------------------------------------------------------------------
                                                             ACCUMULATION UNIT VALUE            ACCUMULATION
                                                       -----------------------------------   UNITS OUTSTANDING
                    SUBACCOUNT                YEAR     BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      --------------------------------------------------------------------------------------------------------
      NEW AMERICA GROWTH                      2009            $16.16             $24.07               924
                                              2008             26.31              16.16             1,007
                                              2007             23.26              26.31             1,007
                                              2006             21.79              23.26             2,092
                                              2005             20.97              21.79             1,900
                                              2004             19.01              20.97             2,028
                                              2003             14.15              19.01               167
                                              2002             19.85              14.15                --
                                              2001             21.73              19.85             1,035
                                              2000             24.91              21.73             1,104
      --------------------------------------------------------------------------------------------------------
      MID-CAP GROWTH                          2009             19.97              28.92             4,155
                                              2008             33.33              19.97             5,138
                                              2007             28.52              33.33             5,138
                                              2006             26.89              28.52             4,000
                                              2005             23.57              26.89             6,535
                                              2004             20.02              23.57             7,497
                                              2003             14.55              20.02             3,835
                                              2002             18.58              14.55             1,588
                                              2001             18.53              18.58             2,627
                                              2000             17.47              18.53             3,616
      --------------------------------------------------------------------------------------------------------
      EQUITY INCOME                           2009             23.51              29.37             6,828
                                              2008             37.00              23.51            10,300
                                              2007             36.03              37.00            10,300
                                              2006             30.45              36.03             9,916
                                              2005             29.47              30.45            12,277
                                              2004             25.78              29.47            14,968
                                              2003             20.66              25.78             9,757
                                              2002             23.91              20.66             5,227
                                              2001             22.92              23.91             7,651
                                              2000             21.07              22.92             5,347
      --------------------------------------------------------------------------------------------------------
      PERSONAL STRATEGY BALANCED              2009             22.19              29.16             9,280
                                              2008             31.82              22.19            11,054
                                              2007             29.74              31.82            11,054
                                              2006             26.73              29.74            10,624
                                              2005             25.26              26.73             9,834
                                              2004             22.51              25.26            11,754
                                              2003             18.14              22.51             5,461
                                              2002             19.78              18.14             6,227
                                              2001             19.07              19.78             7,696
                                              2000             19.44              19.07             4,477
      --------------------------------------------------------------------------------------------------------
      BLUE CHIP GROWTH                        2009              6.61               9.35             6,441
                                              2008             11.56               6.61             5,056
                                              2007             10.31              11.56             5,056
                                              2006              9.46              10.31             4,686
                                              2005              8.98               9.46             6,255
                                              2004              8.30               8.98             7,576
                                              2003              6.49               8.30             8,286
                                              2002              8.57               6.49             1,745
                                              2001(1)          10.00               8.57                --
      --------------------------------------------------------------------------------------------------------
      HEALTH SCIENCES                         2009             10.22              13.37             2,427
                                              2008             14.47              10.22             2,654
                                              2007             12.33              14.47             2,654
                                              2006             11.40              12.33             2,932
                                              2005             10.11              11.40             2,195
                                              2004              8.79              10.11             3,065
                                              2003              6.49               8.79             3,755
                                              2002              9.07               6.49             2,797
                                              2001(1)          10.00               9.07             2,322
      --------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   12
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
                                                             ACCUMULATION UNIT VALUE            ACCUMULATION
                                                       -----------------------------------   UNITS OUTSTANDING
                    SUBACCOUNT                YEAR     BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      --------------------------------------------------------------------------------------------------------
      EQUITY INDEX 500                        2009              7.39               9.26             5,718
                                              2008             11.86               7.39             6,081
                                              2007             11.34              11.86             6,081
                                              2006              9.89              11.34             6,644
                                              2005              9.48               9.89             5,581
                                              2004              8.64               9.48             5,809
                                              2003              6.77               8.64             2,422
                                              2002              8.76               6.77                --
                                              2001(1)          10.00               8.76                --
      --------------------------------------------------------------------------------------------------------
      LIMITED-TERM BOND                       2009             17.61              18.96            11,493
                                              2008             17.43              17.61            13,562
                                              2007             16.62              17.43            13,562
                                              2006             16.06              16.62            13,908
                                              2005             15.87              16.06            13,809
                                              2004             15.79              15.87            17,351
                                              2003             15.22              15.79             4,017
                                              2002             14.52              15.22             5,121
                                              2001             13.00              14.52             4,192
                                              2000             12.28              13.00                --
      --------------------------------------------------------------------------------------------------------
      PRIME RESERVE                           2009             14.34              14.31             3,439
                                              2008             14.04              14.34             1,854
                                              2007             13.46              14.04             1,854
                                              2006             12.94              13.46             2,213
                                              2005             12.66              12.94             2,769
                                              2004             12.62              12.66             3,037
                                              2003             12.60              12.62             2,421
                                              2002             12.49              12.60            11,588
                                              2001             11.96              12.49            19,767
                                              2000             11.44              11.96             1,944
      --------------------------------------------------------------------------------------------------------
      INTERNATIONAL STOCK                     2009             11.82              17.92             3,856
                                              2008             23.17              11.82             5,882
                                              2007             20.62              23.17             5,882
                                              2006             17.41              20.62             5,916
                                              2005             15.08              17.41             5,607
                                              2004             13.33              15.08             4,278
                                              2003             10.27              13.33             1,581
                                              2002             12.64              10.27             6,062
                                              2001             15.86              12.64                --
                                              2000             19.83              15.86             1,358
      --------------------------------------------------------------------------------------------------------

      (1)   These Subaccounts commenced operations February 1, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   13
--------------------------------------------------------------------------------

      Accumulation unit values for Annuity Option 9.

      TABLE 5


      --------------------------------------------------------------------------------------------------------
                                                             ACCUMULATION UNIT VALUE            ACCUMULATION
                                                       -----------------------------------   UNITS OUTSTANDING
                    SUBACCOUNT                YEAR     BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      --------------------------------------------------------------------------------------------------------
      NEW AMERICA GROWTH                      2009            $16.16             $21.21             2,044
                                              2008             23.59              16.16             2,258
                                              2007             21.03             $23.59             2,258
                                              2006             19.87              21.03             2,504
                                              2005             19.29              19.87             2,908
                                              2004             17.64              19.29             3,364
                                              2003             13.24              17.64             3,422
                                              2002             18.73              13.24             3,769
                                              2001             21.55              18.73             4,009
                                              2000             24.46              21.55             4,432
      --------------------------------------------------------------------------------------------------------
      MID-CAP GROWTH                          2009             19.97              25.87               918
                                              2008             30.33              19.97             1,038
                                              2007             26.18              30.33             1,038
                                              2006             24.89              26.18             1,084
                                              2005             22.00              24.89             1,219
                                              2004             18.86              22.00             1,578
                                              2003             13.82              18.86             1,661
                                              2002             17.80              13.82             1,812
                                              2001             18.22              17.80             1,990
                                              2000             17.20              18.22             2,164
      --------------------------------------------------------------------------------------------------------
      EQUITY INCOME                           2009             23.51              25.88             3,980
                                              2008             33.17              23.51             4,762
                                              2007             32.58              33.17             4,762
                                              2006             27.77              32.58             5,126
                                              2005             27.10              27.77             5,803
                                              2004             23.92              27.10             5,777
                                              2003             19.33              23.92             5,998
                                              2002             22.56              19.33             6,293
                                              2001             22.56              22.56             6,849
                                              2000             20.23              22.56             7,371
      --------------------------------------------------------------------------------------------------------
      PERSONAL STRATEGY BALANCED              2009             22.19              25.69             2,049
                                              2008             28.52              22.19             2,454
                                              2007             26.89              28.52             2,454
                                              2006             24.38              26.89             2,695
                                              2005             23.23              24.38             3,192
                                              2004             20.89              23.23             2,296
                                              2003             16.97              20.89             2,428
                                              2002             18.67              16.97             2,671
                                              2001             19.40              18.67             2,904
                                              2000             18.67              19.40             3,155
      --------------------------------------------------------------------------------------------------------
      BLUE CHIP GROWTH                        2009              6.61               8.65             2,062
                                              2008             10.89               6.61             2,610
                                              2007              9.80              10.89             2,610
                                              2006              9.06               9.80             2,799
                                              2005              8.67               9.06             4,231
                                              2004              8.09               8.67                --
                                              2003               N/A                N/A                --
                                              2002               N/A                N/A               N/A
                                              2001(1)            N/A                N/A               N/A
      --------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   14
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
                                                             ACCUMULATION UNIT VALUE            ACCUMULATION
                                                       -----------------------------------   UNITS OUTSTANDING
                    SUBACCOUNT                YEAR     BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
      --------------------------------------------------------------------------------------------------------
      HEALTH SCIENCES                         2009             10.22              12.38                --
                                              2008             13.63              10.22                --
                                              2007             11.71              13.63                --
                                              2006             10.92              11.71                --
                                              2005              9.77              10.92               191
                                              2004              8.57               9.77                --
                                              2003               N/A                N/A                --
                                              2002               N/A                N/A               N/A
                                              2001(1)            N/A                N/A               N/A
      --------------------------------------------------------------------------------------------------------
      EQUITY INDEX 500                        2009              7.39               8.57                --
                                              2008             11.16               7.39                --
                                              2007             10.77              11.16                --
                                              2006              9.47              10.77                --
                                              2005              9.16               9.47               369
                                              2004              8.42               9.16                --
                                              2003               N/A                N/A                --
                                              2002               N/A                N/A               N/A
                                              2001(1)            N/A                N/A               N/A
      --------------------------------------------------------------------------------------------------------
      LIMITED-TERM BOND                       2009             17.61              16.72                --
                                              2008             15.64              17.61                --
                                              2007             15.04              15.64                --
                                              2006             14.65              15.04                --
                                              2005             14.61              14.65                --
                                              2004             14.66              14.61               145
                                              2003             14.25              14.66               158
                                              2002             13.71              14.25               171
                                              2001             12.82              13.71               185
                                              2000             11.87              12.82               199
      --------------------------------------------------------------------------------------------------------
      PRIME RESERVE                           2009             14.34                 --                --
                                              2008             13.38              14.34                --
                                              2007             12.94              13.38                --
                                              2006             12.54              12.94                --
                                              2005             12.38              12.54                --
                                              2004             12.45              12.38                --
                                              2003               N/A                N/A                --
                                              2002               N/A                N/A               N/A
                                              2001               N/A                N/A               N/A
                                              2000               N/A                N/A               N/A
      --------------------------------------------------------------------------------------------------------
      INTERNATIONAL STOCK                     2009             11.82              15.79                --
                                              2008             20.77              11.82                --
                                              2007             18.64              20.77                --
                                              2006             15.87              18.64                --
                                              2005             13.87              15.87               356
                                              2004             12.37              13.87                --
                                              2003              9.61              12.37                --
                                              2002             11.93               9.61               578
                                              2001             15.55              11.93               649
                                              2000             19.20              15.55               722
      --------------------------------------------------------------------------------------------------------

      (1)     These Subaccounts commenced operations February 1, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   15
--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company controlled by Security Benefit Corporation ("SBC"), and ultimately controlled by Security Benefit Mutual Holding Company ("SBMHC"), a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company. However, see the section "Purchase Transaction and Demutualization" below for a discussion of the proposed demutualization of SBMHC and its impact on membership interests in SBMHC.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2009, the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $30.6 billion.

PURCHASE TRANSACTION AND DEMUTUALIZATION

      The following describes a proposed transaction (the "Transaction") affecting the Company, its parent, SBC, and SBMHC, the parent company of SBC and the ultimate parent company of the Company.

      THE TRANSACTION
      On February 15, 2010, SBMHC and certain affiliates entered into a definitive purchase and sale agreement with Guggenheim SBC Holdings, LLC (the "Investor"), an investment vehicle for an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Pursuant to the purchase and sale agreement, the Investor would purchase and receive a 100% ownership stake in SBC and consequently acquire control of the Company. In particular, after the closing of the Transaction, the Company would remain a direct wholly-owned subsidiary of SBC, and SBC would be a direct wholly-owned subsidiary of the Investor.

      SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement (each of (i) and (ii) an "Investor Termination Event").

      DEMUTUALIZATION AND DISSOLUTION
      The Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible Contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connec-

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      tion with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per Contract owner. Upon or after funding for or distribution of the cash payments or policy credits to its members, SBMHC would be dissolved. Completion of the demutualization is a condition to closing of the Transaction. Contract owners as of the close of business on March 2, 2010 (the "Record Date") hold membership interests in SBMHC.

      The Transaction and a related Demutualization and Dissolution Plan of SBMHC have been approved by the SBMHC Board of Directors. The Demutualization and Dissolution Plan is subject to regulatory approval by the Commissioner of Insurance of the State of Kansas (the "Commissioner") and approval by eligible Contract owners to the extent required by applicable law.

      ELIGIBILITY
      Under Kansas law, owners of Contracts that are in force on the Record Date will generally be eligible to vote on the demutualization and dissolution of SBMHC and to receive consideration in the demutualization. In the case of group Contracts, generally it is the owner of the Contract who holds the membership interest in SBMHC. Therefore, participants under group Contracts, including participants who hold a certificate under a group Contract, are not members of SBMHC and thus are not eligible to vote on the demutualization and dissolution or to receive any direct consideration in the demutualization. However, to the extent that a group Contract receives consideration in the form of a policy credit, such credit will be allocated to individual participant accounts in the group.

      In addition, eligible Contract owners whose Contracts were issued in connection with a qualified plan may not receive a cash payment or policy credit in connection with the demutualization if SBMHC and the Company do not timely receive from the U.S. Department of Labor and the U.S. Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those Contract owners. SBMHC expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and the Company will hold in trust any amounts due those Contract owners. If the rulings have not been received by December 31, 2010 (or such later date as may be required by the Commissioner), the amounts will be retained in the Company's General Account and will not be paid.

      IMPACT OF DEMUTUALIZATION
      The demutualization would not result in any changes to the terms of the Contracts. For example, the demutualization would not affect your Contract premiums, and it would not reduce your Contract benefits. All premiums and Contract benefits would continue to be governed by the terms of your Contract and by applicable law. However, once the demutualization is completed and closes, ownership of a Contract will no longer create a membership interest in SBMHC.

      MEMBER INFORMATION BOOKLET
      Owners entitled to vote on the demutualization and dissolution of SBMHC were mailed and should have received a Member Information Booklet, which is a detailed information statement regarding the Transaction, as well as a notice of a hearing on the demutualization and dissolution of SBMHC to be conducted by the Commissioner. Such Contract owners have been requested to vote on the demutualization and dissolution of SBMHC either in person or by proxy. You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC's board of directors (the "Board") to recommend the demutualization and dissolution of SBMHC (and thus, in effect, the Transaction) to its members.

      REASONS FOR THE TRANSACTION
      Over the past two years, SBMHC's management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that the Company's policy obligations will be met, (ii) raising significant


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      amounts of new capital, (iii) increasing liquidity at the Company; and
      (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of the Company and its contract owners as it is expected to significantly improve the Company's financial condition by permitting the Company to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that the Company will fulfill its obligations to its contract owners. In particular, the Company has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to the Company's capital if the Transaction is consummated.

      The Board's initiatives were prompted by the deterioration of the Company's capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in the Company's capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, the Company experienced downgrades in its financial strength rating, and in June 2009, the Company's financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve the Company's financial condition, to better assure that its obligations to its contract owners will continue to be met and to mitigate regulatory concerns.

      RISK CONSIDERATIONS
      As noted above, absent election by SBMHC to take certain actions, the Investor may be able to terminate the agreement upon or after the Permitted Termination Date (or earlier if an Investor Termination Event occurs). If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows:

      > The Company would not receive the approximately $175 million of additional capital that the Transaction would provide upon closing;

      > Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

      > The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

      In addition, if the Transaction does not occur, the Company could be subject to regulatory action. Over the past year, the Commissioner has been closely monitoring the Company's financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring the Company to submit a risk based capital plan to, at a maximum, placing the Company in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that contract owners would be paid in full or on time with respect to any policy obligations that are backed by the Company's General Account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).


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      The commissioner of insurance in any state in which the Company conducts business also may force the Company to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on the Company's business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between the Company and SBC to be inadmissible assets, such commissioner may conclude that the Company's financial condition is inadequate and, as a result, require that the Company stop writing business within that commissioner's jurisdiction. SBMHC believes, however, that such action is much less likely if the Transaction is consummated than if it is not consummated.

      SBMHC expects, as noted above, that the Transaction will close late in the second or early in the third quarter of 2010, and, in the event of any possible delay, intends to pursue the Transaction up to and through the Permitted Termination Date (unless the purchase and sale agreement is terminated earlier by SBMHC, if it becomes permitted and elects to do so, or by the Investor due to the occurrence of an Investor Termination Event). The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

      IMPACT OF THE TRANSACTION ON CONTRACT OBLIGATIONS
      The amounts that the Company is obligated to pay from its General Account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that the Company may conduct. See "Important Information About Your Benefits Under the Contract."


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the

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      extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS

      Each Fund is a diversified, open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Portfolios. Each Portfolio pursues different investment objectives and policies.

      Shares of the Portfolios currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Portfolios have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if both the Portfolio and the other fund are managed by the same adviser.

      Because the Portfolios may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Portfolios also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Portfolios serve as investment vehicles might at some time be in conflict. However, the Company and each Portfolio's Board of Directors are required to monitor events in order to identify any material conflicts that arise from the use of the Portfolios for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect

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      Owners including withdrawal of the Separate Account from participation in the Portfolio(s) involved in the conflict. This might force a Portfolio to sell securities at disadvantageous prices.

      A summary of the investment objective of each Portfolio is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is to seek to provide long-term growth of capital through investments primarily in the common stocks of growth companies.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to seek to provide substantial dividend income as well as capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to seek to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.


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      T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality U.S.
      dollar-denominated money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

      * The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

      ** "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.


SERVICES AND ADMINISTRATION

      The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se(2), inc. ("se(2)"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2), inc. may engage other service providers to provide certain administrative functions. se(2) is an affiliate of the Company.


THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a single premium immediate variable annuity. To the extent that you allocate all or a portion of the Purchase Payment to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Contractowner who assumes the risk of investment gain or loss rather than the Company. The Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a

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      fixed basis, or both, beginning on the Annuity Payout Date. The amount of variable Annuity Payments will depend on the investment performance of the Subaccounts to which the Purchase Payment has been allocated. The Company guarantees the amount of fixed Annuity Payments subject to its financial strength and claims-paying ability.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code ("Qualified Plan"). An IRA may be purchased with contributions from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A." You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantage beyond those already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT


      The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.


      ASSETS IN THE SEPARATE ACCOUNT

      Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT

      Any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and guarantees under the Annuity Options), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.


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      OUR RATINGS

      You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS

      We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available without charge by writing to the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling the T. Rowe Price Variable Annuity Service Center at 1-800-469-6587. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and the Purchase Payment to the Company, as well as any other form or information that the Company may require. The Purchase Payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      Any Owner must also be an Annuitant. The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENT

      The minimum Purchase Payment for the purchase of a Contract is $25,000. The Company will not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the

VARIABLE ANNUITY PROSPECTUS                                                   24
--------------------------------------------------------------------------------

      Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      An application will be considered properly completed if it (1) includes all information requested on the application, including election of an Annuity Option, and (2) is accompanied by proof of the date of birth of the Annuitant and any Joint Annuitant and the entire amount of the Purchase Payment.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF THE PURCHASE PAYMENT

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which the Purchase Payment will be allocated. The Purchase Payment will be allocated according to your instructions contained in the application, except that no Purchase Payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives generally include the Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7 and during the Liquidity Period under Option 9. There is no Account Value under Options 1 through 4 and 8, or after the Liquidity Period, under Option 9.

      On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including

      > Investment performance of the Subaccounts to which you have allocated Account Value,

      >     Partial withdrawals,

      >     Charges assessed in connection with the Contract and

      > Annuity Payments under Options 5 through 7 and during the Liquidity Period, under Option 9.

      The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

VARIABLE ANNUITY PROSPECTUS                                                   25
--------------------------------------------------------------------------------

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate all or part of the Purchase Payment to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price of the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including full or partial withdrawals and any withdrawal charge, exchanges, Annuity Payments under Options 5 through 7 and during the Liquidity Period under Option 9, and assessment of premium taxes against the Contract, affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Accumulation Unit value of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the price determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge of the applicable Annuity Option under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Your Purchase Payment will be allocated according to your instructions contained in the application. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you any part of your Purchase Payment allocated to the Fixed Interest Account plus the Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract.


      Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Account Value, plus any charges deducted from such Account Value.

VARIABLE ANNUITY PROSPECTUS                                                   26
--------------------------------------------------------------------------------

DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date, the Company will pay the death benefit proceeds upon receipt of due proof of death and instructions regarding payment. If the Owner dies and there is no Joint Annuitant, the death benefit proceeds will be payable to the Designated Beneficiary in an amount equal to the Account Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company, less any premium taxes due or paid by the Company, any partial withdrawals and any Annuity Payments. If the Owner dies and there is a Joint Annuitant, the surviving Joint Annuitant may elect to receive the death benefit proceeds described above or elect a new Annuity Option. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option selected by the Owner. See "Annuity Options." A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

      Please note that any death benefit payment we make in excess of Account Value is subject to our financial strength and claims-paying ability.

DISTRIBUTION REQUIREMENTS

      If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. For Contracts issued in connection with Non-Qualified Plans, if any Owner dies prior to the Annuity Payout Date, the entire death benefit must be paid within five years after the death of such Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If any Owner dies on or after the Annuity Payout Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal to an annual rate of 1.40% of each Subaccount's average daily net assets.

VARIABLE ANNUITY PROSPECTUS                                                   27
--------------------------------------------------------------------------------

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that Annuity Payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity."

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional, distribution, and administrative expenses, including compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted from the Purchase Payment if premium tax is incurred. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE

      The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. Withdrawals after the fifth year from the Annuity Payout Date are not permitted. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

      TABLE 6

      ---------------------------------------------
      YEAR FROM ANNUITY                  WITHDRAWAL
         PAYOUT DATE                      CHARGE
           First                            5%
           Second                           4%
           Third                            3%
           Fourth                           2%
           Fifth                            1%
      ---------------------------------------------

      The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums

VARIABLE ANNUITY PROSPECTUS                                                   28
--------------------------------------------------------------------------------

      or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option 9).

FUND EXPENSES

      Each Subaccount purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Portfolio. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. The Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

      You must select an Annuity Payout Date, which must be within 30 days of the Contract Date, at the time of purchase. If you do not select an Annuity Payout Date, the Annuity Payout Date will be a date one month from the Contract Date. For example, if the Contract Date is February 28 and no Annuity Payout Date is selected, the Annuity Payout Date will be March 28.

      On the Annuity Payout Date, the Purchase Payment, less any applicable premium taxes, will be applied to provide an annuity under one of the Options described below. The Purchase Payment is further reduced by an amount equal to 1.8% of the Purchase Payment if you elect a fixed annuity under one of Options 1 through 4 or 8. Each Option, except Option 9, which is available only as a variable annuity, is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 7

      -------------------------------------------------------------------------------------------------------------
                                                                                               COMBINATION VARIABLE
      ANNUITY OPTION                                        VARIABLE ANNUITY   FIXED ANNUITY    AND FIXED ANNUITY
      -------------------------------------------------------------------------------------------------------------
      Option 1 - Life Income                                       X                 X
      -------------------------------------------------------------------------------------------------------------
      Option 2 - Life Income with Period Certain                   X                 X
      -------------------------------------------------------------------------------------------------------------
      Option 3 - Life Income with Installment Refund               X                 X
      -------------------------------------------------------------------------------------------------------------
      Option 4 - Joint and Last Survivor                           X                 X
      -------------------------------------------------------------------------------------------------------------
      Option 5 - Payments for a Specified Period                   X                 X                  X
      -------------------------------------------------------------------------------------------------------------
      Option 6 - Payments of a Specified Amount                    X                 X                  X
      -------------------------------------------------------------------------------------------------------------
      Option 7 - Age Recalculation                                 X                 X                  X
      -------------------------------------------------------------------------------------------------------------
      Option 8 - Period Certain                                    X                 X
      -------------------------------------------------------------------------------------------------------------
      Option 9 - Life Income with Liquidity                        X
      -------------------------------------------------------------------------------------------------------------

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Any portion of the net Purchase Payment under the Contract allocated to the Subaccounts will be applied to purchase a variable annuity and any portion under the

VARIABLE ANNUITY PROSPECTUS                                                   29
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      Contract allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The net Purchase Payment will be equal to the Purchase Payment, reduced by any applicable premium taxes, and 1.8% of the Purchase Payment if a fixed annuity under one of Options 1 through 4 or 8 is selected.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No Annuity Payments will be made for less than $100 except that there is no minimum payment amount with respect to Annuity Payments under Option 9. You may direct Investment Services to apply the proceeds of an Annuity Payment to the purchase of shares of one or more of the T. Rowe Price Funds by submitting a written request to the
      T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may not change the Annuity Payout Date, Annuity Option or Annuitant at any time after the Contract has been issued.

EXCHANGES

      You may exchange Account Value or Payment Units (depending upon the Annuity Option selected) among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. You may make exchanges by telephone if telephone exchanges were elected in the application, or an Authorization for Telephone Requests form has been completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount. Exchanges of Account Value or Payment Units will immediately affect the amount of future Annuity Payments, which will be based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the Annuity Payment until the next annual reset date.

      The Owner may exchange Payment Units among Subaccounts under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." Under Option 9, the Owner may exchange only among the Subaccounts (excluding the Prime Reserve Subaccount). Under Option 9, Account Value may be exchanged during the Liquidity Period and Payment Units may be exchanged after the Liquidity Period. An exchange of Account Value during the Liquidity Period under Option 9 will automatically effect a corresponding exchange of Payment Units.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals),

VARIABLE ANNUITY PROSPECTUS                                                   30
--------------------------------------------------------------------------------

      hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios and Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner or Participant has made during the Contract Year). In making this determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

            >     The total dollar amount being exchanged:

            > The number of exchanges you made within the previous three months;

            >     Exchanges to and from (or from and to) the same Subaccount;

            > Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

            > Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone exchanges or other electronic exchanges and instead requiring that you submit exchange requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.


      In addition, if you make a certain number of exchanges from a Subaccount followed by an exchange to that Subaccount (or to a Subaccount followed by an exchange from that Subaccount) ("round trip exchanges") during the prior three-month period or such shorter period as specified in the chart below), the Company will prohibit further exchanges to that Subaccount until such exchange may be made without violating the number of round trip exchanges permitted (please see the chart below

VARIABLE ANNUITY PROSPECTUS                                                   31
--------------------------------------------------------------------------------

      TABLE 8

      --------------------------------------------------------------------------
                                                                 NUMBER OF ROUND
                              SUBACCOUNT                         TRIP EXCHANGES*
      --------------------------------------------------------------------------
      T. Rowe Price Prime Reserve                                   Unlimited

      T. Rowe Price New America Growth, T. Rowe Price Equity            1
      Income, T. Rowe Price Personal Strategy Balanced, T.
      Rowe Price Blue Chip Growth, T. Rowe Price Health
      Sciences, T. Rowe Price Equity Index 500, T. Rowe Price
      Limited-Term Bond, T. Rowe Price Mid-Cap Growth, T. Rowe
      Price International Stock
      --------------------------------------------------------------------------

      * Number of round trip exchanges that can be made in any three-month period before the Company will prohibit further exchanges to that Subaccount. Exchanges to the Subaccount will be prohibited until such exchange may be made without violating the number of round trip exchanges set forth above.

      In addition to the Company's own frequent exchange procedures, the Portfolios may have adopted their own policies and procedures with respect to frequent exchange of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Portfolios have reserved the right to temporarily or permanently refuse payments or exchange requests from the Company if, in the judgment of the Portfolio's manager, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Portfolios' frequent exchange policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates the Company to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners or Annuitants, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or exchanges by specific Owners who violate the frequent exchange policies established by the Portfolio.

      Managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners, Annuitants or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other

VARIABLE ANNUITY PROSPECTUS                                                   32
--------------------------------------------------------------------------------

      potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners or Annuitants seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners or Annuitants determined to be engaged in exchange activity that may adversely affect other Owners, Annuitants, Participants, or Portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Annuitants without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners and Annuitants bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners or Annuitants and, as a result, the Company will inadvertently treat those Owners or Annuitants differently than Owners or Annuitants it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners or Annuitants may be treated differently than others. Consequently, there is a risk that some Owners or Annuitants may be able to engage in market timing while others suffer the adverse effects of such trading activities.

FULL AND PARTIAL WITHDRAWALS

      Once the Contract has been issued, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity and receive a lump-sum settlement in return. Full and partial withdrawals of Account Value are available, however, under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge." An Owner may elect to withdraw the present value of Annuity Payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals will reduce the amount of future Annuity Payments. Under Option 9, upon a partial withdrawal of Account Value, the amount of the Annuity Payment, Floor Payment and number of Payment Units used to calculate the Annuity Payment will be reduced. The amount of the Annuity Payment and the number of Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. The Floor Payment is reduced in the same proportion as the withdrawal reduces overall Account Value as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

VARIABLE ANNUITY PROSPECTUS                                                   33
--------------------------------------------------------------------------------

      TABLE 9
      -----------------------------------------------------------------------------------------------
      SUBACCOUNTS FROM WHICH      ACCOUNT VALUE ON            WITHDRAWAL AMOUNT          PERCENTAGE
      ANNUITY PAYMENT IS MADE    DATE OF WITHDRAWAL    (INCLUDING WITHDRAWAL CHARGES)     REDUCTION
      Equity Income                   $ 95,000                   $     0                       0%
      International Stock             $ 25,000                   $15,000                      60%
      Total                           $120,000                   $15,000                    12.5%
      -----------------------------------------------------------------------------------------------

      TABLE 10
      -----------------------------------------------------------------------------------------------
                                   PRIOR TO PARTIAL WITHDRAWAL         AFTER PARTIAL WITHDRAWAL
                              ----------------------------------  -----------------------------------
                                  AMOUNT                           AMOUNT
      SUBACCOUNTS FROM WHICH    OF ANNUITY   PAYMENT    FLOOR    OF ANNUITY   PAYMENT     FLOOR
      ANNUITY PAYMENT IS MADE     PAYMENT     UNITS    PAYMENT    PAYMENT      UNITS    PAYMENT(1)
      Equity Income(2)             $300      29.7914     N/A        $300      29.7914      N/A
      International Stock(3)       $100       9.7847     N/A        $ 40       3.9139      N/A
      Total                        $400                 $304        $340                  $266
      -----------------------------------------------------------------------------------------------

      (1) The Floor Payment is reduced by 12.5%, the percentage by which the partial Withdrawal reduced Account Value.

      (2) The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

      (3) The Annuity Payment and Payment Units allocated to this Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.

      A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the withdrawal, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $10,000, or with respect to Option 8, Annuity Payments after the withdrawal would be less than $100, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained.

VARIABLE ANNUITY PROSPECTUS                                                   34
--------------------------------------------------------------------------------

      A full or partial withdrawal may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

ANNUITY OPTIONS

      The Contract provides for nine Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. Please note that any amount the Company guarantees under an Annuity Option is subject to the Company's financial strength and claims-paying ability. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first Annuity Payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN (THE "PRIMARY ANNUITANT"). UPON THE DEATH OF THE PRIMARY ANNUITANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFETIME. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PRIMARY ANNUITANT.)

      With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to Variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced, if applicable, as of the first Annuity Payment following an Annuitant's (for Qualified Plans, the Primary Annuitant's) death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If,

VARIABLE ANNUITY PROSPECTUS                                                   35
--------------------------------------------------------------------------------

      at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables, and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining Annuity Payments will be made to the Designated Beneficiary.

      OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain will be for a period of 10 years in the case of a Contract issued in connection with a Qualified Plan if the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants is less than 15 years, but more than 10 years. In any case, the period certain may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants if the Contract is issued in connection with a Qualified Plan.

      Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals." The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments (including the Floor Payment) during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If Account Value allocated to a Subaccount is depleted during the Liquidity Period, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.

      If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN (THE "PRIMARY ANNUITANT"). UPON THE DEATH OF THE PRIMARY ANNUITANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFETIME. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PRIMARY ANNUITANT.) The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.

      A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during

VARIABLE ANNUITY PROSPECTUS                                                   36
--------------------------------------------------------------------------------

      which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows: (1) a lump sum equal to the present value, calculated using the assumed interest rate, of the remaining guaranteed Annuity Payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed Annuity Payments paid to the Designated Beneficiary on a monthly basis.

      If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of Annuity Payments to the surviving Annuitant may be increased as of the close of the Liquidity Period. Whether the amount of the Annuity Payment will be increased is determined by applying an amount equal to the present value of the future Annuity Payments based upon the joint lives of the Annuitants, calculated using the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an Annuity Payment. If this Annuity Payment is greater than the current Annuity Payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement using projection scale G and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by the Owner. Only an assumed interest rate of 3.5% is available under Option 9. See the discussion under "Assumed Interest Rate," below. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                                  BASIS OF ANNUITY RATES

        ----------------------------------------------------------------------
                  OPTIONS 1-4 AND 9                          OPTION 8
           Assumed Interest Rate                      Assumed Interest Rate

           Mortality Table 1983(a) projected for
           mortality improvement using projection
           scale G
        ----------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   37
--------------------------------------------------------------------------------

      The Company calculates variable Annuity Payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and initially was $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and 9 for each $1,000 applied to an Annuity Option. The net Purchase Payment as of the Annuity Payout Date is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Purchase Payment is allocated. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8 or during the Liquidity Period under Option 9.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amounts determined for each Subaccount. Annuity Payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date to reflect the investment performance of the Subaccount(s). An example is set forth below of an Annuity Payment calculation under Option 9 assuming purchase of a Contract by a 60-year old male with a Purchase Payment of $100,000 and no premium tax.

VARIABLE ANNUITY PROSPECTUS                                                   38
--------------------------------------------------------------------------------

      TABLE 11

-----------------------------------------------------------------------------------------------------------------
        Initial Purchase Payment     $100,000
        Premium Tax                  -      0     $100,000
                                     --------     -------- = 100
        Net Purchase Payment         $100,000     $  1,000

        Amount determined by reference to annuity table for a male, age 60 under Option 9 ...............   $4.78

        First Variable Annuity Payment (100 x $4.78) ....................................................   $ 478

                                                                                           NUMBER OF PAYMENT
                              ALLOCATION OF    FIRST VARIABLE         PAYMENT UNIT           UNITS USED TO
                               NET PURCHASE   ANNUITY PAYMENT       VALUE ON ANNUITY           DETERMINE
        SUBACCOUNT               PAYMENT         ALLOCATION            PAYOUT DATE        SUBSEQUENT PAYMENTS
        Equity Income              50%             $239.00      /         $1.51         =        158.2781
        International Stock        50%              239.00      /          1.02         =        234.3137
                                                   -------
                                                   $478.00

                              NUMBER OF PAYMENT UNITS USED TO      PAYMENT UNIT VALUE        AMOUNT OF SUBSEQUENT
        SUBACCOUNT             DETERMINE SUBSEQUENT PAYMENTS      ON ANNUAL RESET DATE          ANNUITY PAYMENT
        Equity Income                     158.2781            x            $1.60        =          $253.24
        International Stock               234.3137            x             1.10        =           257.74
                                                                                                   -------
        Subsequent Variable Annuity Payment.................................................       $510.98

                                 DATE OF         AMOUNT OF                           DATE OF         AMOUNT OF
                             ANNUITY PAYMENT  ANNUITY PAYMENT                    ANNUITY PAYMENT  ANNUITY PAYMENT
        Annuity Payout Date     February 15       $478.00                          September 15       $478.00
                                March 15           478.00                          October 15          478.00
                                April 15           478.00                          November 15         478.00
                                May 15             478.00                          December 15         478.00
                                June 15            478.00                          January 15          478.00
                                July 15            478.00      Annual Reset Date   February 15         510.98
                                August 15          478.00
-----------------------------------------------------------------------------------------------------------------

ASSUMED INTEREST RATE

      The annuity tables in the Contract which are used to calculate variable Annuity Payments for Annuity Options 1 through 4, and 8 are based upon an "assumed interest rate" of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. (Only an assumed interest rate of 3.5% is available under Option 9.) Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable Annuity Payment, but the amount of the Annuity Payment would increase more slowly in a rising market (or the amount of the Annuity Payment would decline more rapidly in a declining market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

VARIABLE ANNUITY PROSPECTUS                                                   39
--------------------------------------------------------------------------------

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

      You may allocate your net Purchase Payment to the Fixed Interest Account to purchase a fixed annuity under Annuity Options 1 through 4 and 8. Under Annuity Options 5 through 7, all or a portion of the Purchase Payment may be allocated to the Fixed Interest Account and Account Value allocated to the Subaccounts under those Options may be exchanged to the Fixed Interest Account. A fixed annuity is not available under Option 9. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The disclosure in this Prospectus relating to the Fixed Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Interest Account are subject to its financial strength and claims-paying ability.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

      Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of

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      a different duration. Therefore, at any time, various portions of a
      Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that is supported by the Fixed Interest Account as for a Contract that is supported by the Subaccounts. See "Annuity Options."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate the Purchase Payment to the Fixed Interest Account as for those who allocate the Purchase Payment to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract is supported by the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      Under Annuity Options 5 through 7 only, Account Value may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitation. Exchanges from the Fixed Interest Account are allowed only from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the exchange is effected. Up to six exchanges are allowed in any Contract Year and the minimum exchange amount is $500 or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      The Contractowner may make a full or partial withdrawal of Account Value allocated to the Fixed Interest Account only under Annuity Options 5 through 7. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the partial withdrawal is effected, and (2) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. See "Full and Partial Withdrawals."


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PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the
      T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
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OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only if the Contract is issued pursuant to a Non-Qualified Plan and the Joint Owner is an Annuitant.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the
      Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date the Change of Beneficiary form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:


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      >     During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      > During which trading on the New York Stock Exchange is restricted as determined by the SEC,

      > During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      > For such other periods as the SEC may by order permit for the protection of investors.

      The Company reserves the right to delay payments of any full or partial withdrawal until your Purchase Payment check has been honored by your bank.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant, the correct amount paid or payable by the Company under the Contract shall be such as the Purchase Payment under the Contract would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

      The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

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TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).


      OWNER CONTROL


      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating the Purchase Payment and Account Values than in the cases described in the rulings. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.


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VARIABLE ANNUITY PROSPECTUS                                                   44
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      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      >     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

      > SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.


      > ANNUITY PAYMENTS For fixed Annuity Payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable Annuity Payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable Annuity Payment is taxable. Once the excludable portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.


      > PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for


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VARIABLE ANNUITY PROSPECTUS                                                   45
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            item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

      ADDITIONAL CONSIDERATIONS

      > DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


            Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.


            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      > GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      > CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      > MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified Plan annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

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VARIABLE ANNUITY PROSPECTUS                                                   46
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            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, Annuity Payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      > POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      > TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code or a Roth IRA under Section 408A of the Code.

      If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amounts that may be contributed to a Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distributions for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's
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      Contract administration procedures. Contractowners, participants and
      Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.

      The following is a brief description of Qualified Plans and the use of the Contract therewith:

      >     SECTION 408

            INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."


            IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.

            Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2010). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $167,000 and $177,000 in 2010. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


            Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.


            An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age
            70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).


            If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.


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VARIABLE ANNUITY PROSPECTUS                                                   48
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            If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

            Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

            Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

      >     SECTION 408A


            ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. In 2010, the regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($167,000 to $177,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

            Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year if 2009 is one of the years included).


      >     TAX PENALTIES

            PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions:
            (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary;
            (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified" higher education expenses; or (ix) for certain "eligible first-time home buyer expenses."

VARIABLE ANNUITY PROSPECTUS                                                   49
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            MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified
            Plan is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.

      >     WITHHOLDING

            Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

            Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

            The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS

      FEDERAL ESTATE TAXES

      While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX

      Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010

      In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

VARIABLE ANNUITY PROSPECTUS                                                   50
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      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

      The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS

      We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under Federal tax law.


      MEDICARE TAX

      Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Portfolios in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolios. Voting instructions may be cast in person or by proxy.

      It is important that each Owner or Annuitant provide voting instructions to the Company because we vote all Portfolio shares proportionately in accordance with instructions received from Owners and Annuitants. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners or Annuitants may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners or Annuitants, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.


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VARIABLE ANNUITY PROSPECTUS                                                   51
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SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of any or all of the Portfolio(s) should become inappropriate in view of the purposes of the Contract would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased, in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating any Account Value as of the end of each year. In addition, the statement

VARIABLE ANNUITY PROSPECTUS                                                   52
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      will indicate the allocation of Account Value among the Fixed Interest
      Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon the initial Purchase Payment, exchanges and full and partial withdrawals. Annuity Payments will be confirmed quarterly.

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

ELECTRONIC PRIVILEGES

      If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center, you may: (1) request an exchange of Account Value or Payment Units by telephone; (2) request an exchange of Account Value electronically via facsimile; and (3) request an exchange of Account Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make exchanges of Account Value on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor the Funds or the Portfolios, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

VARIABLE ANNUITY PROSPECTUS                                                   53
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DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. ("Investment Services") is the principal underwriter and distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds. Investment Services does not receive any commissions or other compensation from the Company or the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services. The Company discontinued making such payments in August 2003.

LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account, the Company's ability to meet its obligations under the Contract, or Investment Services' ability to perform its contract with the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts, including the yield and effective yield of the Prime Reserve Subaccount and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

VARIABLE ANNUITY PROSPECTUS                                                   54
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      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of T. Rowe Price Variable Annuity Account at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information for T. Rowe Price Variable Annuity contains more specific information and financial statements relating to the Company and the Separate Account. The Statement of Additional Information is available without charge by calling the T. Rowe Price Variable Annuity Service Center's toll-free telephone number at 1-800-469-6587 or by detaching this page from the prospectus and mailing it to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History
      -----------------------------------------------------------------

      Distribution of the Contract
      -----------------------------------------------------------------

      Limits on Premiums Paid Under Tax-Qualified Retirement Plans
      -----------------------------------------------------------------

      Independent Registered Public Accounting Firm
      -----------------------------------------------------------------

      Performance Information
      -----------------------------------------------------------------

      Financial Statements
      -----------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION

DATE: MAY 1, 2010



      -----------------------------------------------------------------------------------------------------
      ISSUED BY:                                            MAILING ADDRESS:
      Security Benefit Life Insurance Company               T. Rowe Price Variable Annuity Service Center
      One Security Benefit Place                            P.O. Box 750440
      Topeka, Kansas 66636-0001                             Topeka, Kansas 66675-0440
      1-800-888-2461                                        1-800-469-6587



      This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price No-Load Variable Annuity or the T. Rowe Price No-Load Immediate Variable Annuity dated May 1, 2010. A copy of the Prospectuses may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.


                                                                         K15-049

STATEMENT OF ADDITIONAL INFORMATION                                            2
--------------------------------------------------------------------------------


CONTENTS
--------------------------------------------------------------------------------

    General Information and History                                         3
    ----------------------------------------------------------------------------
    Distribution of the Contract                                            3
    ----------------------------------------------------------------------------
    Limits on Premiums Paid Under Tax-Qualified Retirement Plans            3
    ----------------------------------------------------------------------------
    Performance Information                                                 4
    ----------------------------------------------------------------------------
    Independent Registered Public Accounting Firm                           5
    ----------------------------------------------------------------------------
    Financial Statements                                                    5
    ----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------


GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------

      For a description of the Individual Flexible Premium Deferred Variable Annuity Contract or the Single Premium Immediate Variable Annuity Contract (each referred to herein as the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the appropriate Prospectus. This Statement of Additional Information contains information that supplements the information in the respective Prospectuses. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectuses.

SAFEKEEPING OF ASSETS

      The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------

      T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

      Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, or an affiliate thereof, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
--------------------------------------------------------------------------------

SECTION 408 AND 408A

      Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $5,000 or (ii) 100% of the individual's taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 each tax year.

      Spousal IRAs allow an Owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or (ii) 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $5,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


      Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal

STATEMENT OF ADDITIONAL INFORMATION                                            4
--------------------------------------------------------------------------------


      Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Prime Reserve Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

      Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

      The Company does not currently calculate yield or effective yield for the Prime Reserve Subaccount. Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)(6) - 1]
                                     -----
                                      cd

      where    a  =    net investment income earned during the period by the
                       Portfolio attributable to shares owned by the Subaccount,

               b  =    expenses accrued for the period (net of any
                       reimbursements),

               c  =    the average daily number of Accumulation Units
                       outstanding during the period that were entitled to receive dividends, and

               d  =    the maximum offering price per Accumulation Unit on the
                       last day of the period.

      Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5, or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------


      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by total return figures that reflect the deduction of the mortality and expense risk charge since the date of inception of the Separate Account or Subaccount.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance product funds, or other investment products tracked by Lipper Analytical Services, Inc., Morningstar, Inc. or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and
      (iii) personal or general hypothetical illustrations of accumulation and payout period Account Values and annuity payments. From time to time information may be provided in advertising, sales literature and other written material regarding the appropriateness of the various annuity options as well as their advantages and disadvantages to contractholders and prospective investors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 and the financial statements of T. Rowe Price Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of T. Rowe Price Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008, are set forth herein, following this section.


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Financial Statements

T. Rowe Price Variable Annuity Account
Year Ended December 31, 2009
With Report of Independent Registered Public Accounting Firm

                     T. Rowe Price Variable Annuity Account


                              Financial Statements

                          Year Ended December 31, 2009




CONTENTS

Report of Independent Registered Public Accounting Firm ......................1

Audited Financial Statements


Statements of Net Assets .....................................................2
Statements of Operations .....................................................4
Statements of Changes in Net Assets ..........................................6
Notes to Financial Statements ................................................9

            Report of Independent Registered Public Accounting Firm

The Contract Owners
T. Rowe Price Variable Annuity Account
  and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of T. Rowe Price Variable Annuity Account (the Account), a separate account of Security Benefit Life Insurance Company consisting of the New America Growth, Mid-Cap Growth, Equity Income, Personal Strategy Balanced, Blue Chip Growth, Health Sciences, Equity Index 500, Limited-Term Bond, Prime Reserve, and International Stock subaccounts, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of T. Rowe Price Variable Annuity Account at December 31, 2009, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


Kansas City, Missouri
April 30, 2010

                                            T. Rowe Price Variable Annuity Account

                                                  Statements of Net Assets

                                                      December 31, 2009

                              NEW AMERICA                                              PERSONAL STRATEGY       BLUE CHIP
                                 GROWTH          MID-CAP GROWTH      EQUITY INCOME          BALANCED             GROWTH
                           --------------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
    value                  $       22,434,448  $       38,775,856  $       54,715,615  $       34,704,686  $        8,987,985
                           --------------------------------------------------------------------------------------------------
Total assets                       22,434,448          38,775,856          54,715,615          34,704,686           8,987,985
                           --------------------------------------------------------------------------------------------------
Net assets                 $       22,434,448  $       38,775,856  $       54,715,615  $       34,704,686  $        8,987,985
                           ==================================================================================================

Net assets:
  Accumulation assets      $       22,043,898  $       38,431,131  $       53,834,891  $       34,014,290  $        8,889,288
  Annuity assets                      390,550             344,725             880,724             690,396              98,697
                           --------------------------------------------------------------------------------------------------
Net assets                 $       22,434,448  $       38,775,856  $       54,715,615  $       34,704,686  $        8,987,985
                           ==================================================================================================

Units outstanding:
  Accumulation / nonlife
    option                            929,350           1,335,587           1,852,568           1,179,198             953,043
  Life option DVA/IVA                     924               4,155               6,828               9,280               6,441
  Option 9                              2,044                 918               3,980               2,049               2,062
                           --------------------------------------------------------------------------------------------------
Total units                           932,318           1,340,660           1,863,376           1,190,527             961,546
                           ==================================================================================================

Unit value
  Accumulation / nonlife
    option                 $            24.07  $            28.92  $            29.37  $            29.16  $             9.35
  Life option DVA/IVA      $             1.45  $             1.85  $             1.77  $             1.76  $             6.86
  Option 9                 $            21.21  $            25.87  $            25.88  $            25.69  $             8.65

Mutual funds, at cost      $       24,183,391  $       36,098,491  $       61,675,633  $       35,592,068  $        8,690,255
Mutual fund shares                  1,173,964           1,918,647           3,100,035           2,113,562             932,364

See accompanying notes.

                                            T. Rowe Price Variable Annuity Account

                                              Statements of Net Assets (continued)

                                                      December 31, 2009

                                                                   LIMITED-TERM                          INTERNATIONAL
                            HEALTH SCIENCES   EQUITY INDEX 500         BOND           PRIME RESERVE          STOCK
                           ---------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
    value                  $       9,080,298  $       6,271,455  $      15,286,600  $      18,853,372  $      25,130,020
                           ---------------------------------------------------------------------------------------------
Total assets                       9,080,298          6,271,455         15,286,600         18,853,372         25,130,020
                           ---------------------------------------------------------------------------------------------
Net assets                 $       9,080,298  $       6,271,455  $      15,286,600  $      18,853,372  $      25,130,020
                           =============================================================================================

Net assets:
  Accumulation assets      $       9,003,701  $       6,130,563  $      14,750,653  $      18,601,035  $      24,719,231
  Annuity assets                      76,597            140,892            535,947            252,337            410,789
                           ---------------------------------------------------------------------------------------------
Net assets                 $       9,080,298  $       6,271,455  $      15,286,600  $      18,853,372  $      25,130,020
                           =============================================================================================

Units outstanding:
  Accumulation / nonlife
    option                           676,468            671,566            794,577          1,313,168          1,398,958
  Life option DVA/IVA                  2,427              5,718             11,493              3,439              3,856
  Option 9                                 -                  -                  -                  -                  -
                           ---------------------------------------------------------------------------------------------
Total units                          678,895            677,284            806,070          1,316,607          1,402,814
                           =============================================================================================

Unit value
  Accumulation / nonlife
    option                 $           13.37  $            9.26  $           18.96  $           14.31  $           17.92
  Life option DVA/IVA      $            9.81  $            6.79  $            1.14  $            0.92  $            1.08
  Option 9                 $           12.38  $            8.57  $           16.72  $               -  $           15.79

Mutual funds, at cost      $       7,637,289  $       6,580,244  $      15,084,768  $      18,853,372  $      28,727,049
Mutual fund shares                   706,088            741,307          3,033,055         18,853,372          2,048,086

See accompanying notes.

                                            T. Rowe Price Variable Annuity Account

                                                 Statements of Operations

                                               Year Ended December 31, 2009

                                                                                              PERSONAL
                                          NEW AMERICA        MID-CAP                          STRATEGY         BLUE CHIP
                                            GROWTH           GROWTH        EQUITY INCOME      BALANCED          GROWTH
                                        -----------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions                $            -   $            -   $      956,314   $      651,478   $            -
  Expenses:
    Mortality and expense risk charge         (104,206)        (180,863)        (265,200)        (165,610)         (42,249)
                                        -----------------------------------------------------------------------------------
Net investment income (loss)                  (104,206)        (180,863)         691,114          485,868          (42,249)

Net realized and unrealized capital
  gain (loss) on investments:
    Capital gains distributions                      -           38,583                -                -                -
    Realized capital gain (loss) on
      sales of fund shares                    (897,653)        (717,256)      (3,444,476)        (911,173)        (215,555)
    Change in unrealized
      appreciation/depreciation on
      investments during the year            8,401,675       13,116,594       13,344,055        8,629,771        2,965,386
                                        -----------------------------------------------------------------------------------
Net realized and unrealized capital
  gain (loss) on investments                 7,504,022       12,437,921        9,899,579        7,718,598        2,749,831
                                        -----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                $    7,399,816   $   12,257,058   $   10,590,693   $    8,204,466   $    2,707,582
                                        ===================================================================================

See accompanying notes.

                                            T. Rowe Price Variable Annuity Account

                                             Statements of Operations (continued)

                                                 Year Ended December 31, 2009

                                                           EQUITY INDEX       LIMITED-TERM                          INTERNATIONAL
                                        HEALTH SCIENCES         500               BOND           PRIME RESERVE          STOCK
                                       --------------------------------------------------------------------------------------------
Investment income (loss):
  Dividend distributions               $              -  $        103,604   $        472,289   $        107,382   $        559,229
  Expenses:
    Mortality and expense risk charge           (43,583)          (29,496)           (74,289)          (135,633)          (111,371)
                                       --------------------------------------------------------------------------------------------
Net investment income (loss)                    (43,583)           74,108            398,000            (28,251)           447,858

Net realized and unrealized capital
    gain (loss) on investments:
    Capital gains distributions                       -                 -                  -                  -                  -
      Realized capital gain (loss) on
      sales of fund shares                      (66,541)         (145,026)           (22,041)                 -         (1,341,450)
    Change in unrealized
      appreciation/depreciation on
      investments during the year             2,266,675         1,361,196            589,747                  -          9,342,317
                                       --------------------------------------------------------------------------------------------
Net realized and unrealized capital
  gain (loss) on investments                  2,200,134         1,216,170            567,706                  -          8,000,867
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               $      2,156,551  $      1,290,278   $        965,706   $        (28,251)  $      8,448,725
                                       ============================================================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                      Statements of Changes in Net Assets

                     Years Ended December 31, 2009 and 2008

                                           NEW AMERICA GROWTH             MID-CAP GROWTH
                                          2009           2008           2009           2008
                                      ----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $   (104,206)  $   (127,545)  $   (180,863)  $   (230,673)
    Capital gains distributions                  -      1,034,832         38,583      2,222,649
    Realized capital gain (loss) on
      sales of fund shares                (897,653)      (384,068)      (717,256)       256,870
    Change in unrealized
      appreciation/depreciation on
      investments during the year        8,401,675    (10,873,012)    13,116,594    (22,412,359)
                                      ----------------------------------------------------------
  Net increase (decrease) in
    net assets from operations           7,399,816    (10,349,793)    12,257,058    (20,163,513)

From contract owner
  transactions:
  Variable annuity deposits                133,754        827,211        195,138        498,835
  Terminations and withdrawals          (1,218,746)    (1,165,700)    (2,043,806)    (2,491,270)
  Annuity payments                         (64,923)      (102,042)       (31,787)       (54,942)
  Transfers between
    subaccounts, net                        55,041       (161,494)      (181,444)    (1,859,662)
  Mortality adjustment                       2,139         (8,690)         3,283          1,388
                                      ----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                        (1,092,735)      (610,715)    (2,058,616)    (3,905,651)
                                      ----------------------------------------------------------
Net increase (decrease) in net
  assets                                 6,307,081    (10,960,508)    10,198,442    (24,069,164)
Net assets at beginning of year         16,127,367     27,087,875     28,577,414     52,646,578
                                      ----------------------------------------------------------
Net assets at end of year             $ 22,434,448   $ 16,127,367   $ 38,775,856   $ 28,577,414
                                      ==========================================================

                                             EQUITY INCOME          PERSONAL STRATEGY BALANCED
                                          2009           2008           2009           2008
                                      ----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    691,114   $  1,241,989   $    485,868   $    696,674
    Capital gains distributions                  -      2,184,517              -        247,241
    Realized capital gain (loss) on
      sales of fund shares              (3,444,476)      (701,636)      (911,173)      (873,685)
    Change in unrealized
      appreciation/depreciation on
      investments during the year       13,344,055    (32,888,588)     8,629,771    (12,855,173)
                                      ----------------------------------------------------------
  Net increase (decrease) in
    net assets from operations          10,590,693    (30,163,718)     8,204,466    (12,784,943)

From contract owner
  transactions:
  Variable annuity deposits                645,095      2,284,818        304,243      2,504,666
  Terminations and withdrawals          (4,067,717)    (3,630,955)    (2,247,343)    (2,410,612)
  Annuity payments                        (199,423)      (152,420)      (159,991)       (70,564)
  Transfers between
    subaccounts, net                    (2,029,720)    (4,926,219)       895,050     (1,651,968)
  Mortality adjustment                       2,978         (9,234)         4,313          2,638
                                      ----------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                        (5,648,787)    (6,434,010)    (1,203,728)    (1,625,840)
                                      ----------------------------------------------------------
Net increase (decrease) in net
  assets                                 4,941,906    (36,597,728)     7,000,738    (14,410,783)
Net assets at beginning of year         49,773,709     86,371,437     27,703,948     42,114,731
                                      ----------------------------------------------------------
Net assets at end of year             $ 54,715,615   $ 49,773,709   $ 34,704,686   $ 27,703,948
                                      ==========================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2009 and 2008


                                              BLUE CHIP GROWTH          HEALTH SCIENCES
                                            2009          2008          2009          2008
                                        ------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $   (42,249)  $   (42,312)  $   (43,583)  $   (52,177)
    Capital gains distributions                   -             -             -        91,894
    Realized capital gain (loss) on
      sales of fund shares                 (215,555)      (78,937)      (66,541)       34,510
    Change in unrealized
      appreciation/depreciation on
      investments during the year         2,965,386    (4,869,447)    2,266,675    (3,330,791)
                                        ------------------------------------------------------
  Net increase (decrease) in
    net assets from operations            2,707,582    (4,990,696)    2,156,551    (3,256,564)

  From contract owner
    transactions:
    Variable annuity deposits               107,424     1,361,645        55,957     1,137,692
    Terminations and withdrawals           (616,226)     (292,223)     (669,139)     (437,655)
    Annuity payments                         (7,669)      (34,700)      (11,123)      (16,432)
    Transfers between
      subaccounts, net                       89,124        (5,124)      (20,506)      (25,251)
    Mortality adjustment                         52           642             -             -
                                        ------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                           (427,295)    1,030,240      (644,811)      658,354
                                        ------------------------------------------------------
Net increase (decrease) in net
  assets                                  2,280,287    (3,960,456)    1,511,740    (2,598,210)
Net assets at beginning of year           6,707,698    10,668,154     7,568,558    10,166,768
                                        ------------------------------------------------------
Net assets at end of year               $ 8,987,985   $ 6,707,698   $ 9,080,298   $ 7,568,558
                                        ======================================================

                                              EQUITY INDEX 500            LIMITED-TERM BOND
                                             2009          2008          2009          2008
                                        ------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $    74,108   $    98,565   $   398,000   $   447,904
    Capital gains distributions                   -             -             -             -
    Realized capital gain (loss) on
      sales of fund shares                 (145,026)      (40,898)      (22,041)      (68,475)
    Change in unrealized
      appreciation/depreciation on
      investments during the year         1,361,196    (3,044,995)      589,747      (267,450)
                                        ------------------------------------------------------
  Net increase (decrease) in
    net assets from operations            1,290,278    (2,987,328)      965,706       111,979

  From contract owner
    transactions:
    Variable annuity deposits               203,579       590,051       139,851     1,079,213
    Terminations and withdrawals           (299,245)     (485,773)   (1,624,739)   (1,611,117)
    Annuity payments                        (15,111)      (51,992)      (86,890)      (71,973)
    Transfers between
      subaccounts, net                      120,178      (126,399)    3,148,738     1,222,435
    Mortality adjustment                        339          (284)        5,866         4,470
                                        ------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                              9,740       (74,397)    1,582,826       623,028
                                        ------------------------------------------------------
Net increase (decrease) in net
  assets                                  1,300,018    (3,061,725)    2,548,532       735,007
Net assets at beginning of year           4,971,437     8,033,162    12,738,068    12,003,061
                                        ------------------------------------------------------
Net assets at end of year               $ 6,271,455   $ 4,971,437   $15,286,600   $12,738,068
                                        ======================================================

See accompanying notes.

                         Statements of Changes in Net Assets (continued)

                              Years Ended December 31, 2009 and 2008

                                            PRIME RESERVE               INTERNATIONAL STOCK
                                          2009           2008           2009           2008
                                      ----------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)      $    (28,251)  $    535,044   $    447,858   $    408,293
    Capital gains distributions                  -              -              -      1,090,454
    Realized capital gain (loss) on
      sales of fund shares                       -              -     (1,341,450)      (561,316)
    Change in unrealized
      appreciation/depreciation on
      investments during the year                -              -      9,342,317    (18,333,349)
                                      ----------------------------------------------------------
  Net increase (decrease) in
    net assets from operations             (28,251)       535,044      8,448,725    (17,395,918)

  From contract owner
    transactions:
    Variable annuity deposits              788,237      3,470,165        315,416      1,453,026
    Terminations and withdrawals       (10,824,700)    (6,291,610)    (1,215,200)    (1,287,233)
    Annuity payments                       (71,786)       (38,998)       (38,287)       (61,592)
    Transfers between
      subaccounts, net                    (822,085)     8,314,204         79,382       (679,464)
    Mortality adjustment                     1,613            317          1,326           (444)
                                          ------------------------------------------------------
  Net increase (decrease) in net
    assets from contract owner
    transactions                       (10,928,721)     5,454,078       (857,363)      (575,707)
                                      ----------------------------------------------------------
Net increase (decrease) in net
  assets                               (10,956,972)     5,989,122      7,591,362    (17,971,625)
Net assets at beginning of year         29,810,344     23,821,222     17,538,658     35,510,283
                                      ----------------------------------------------------------
Net assets at end of year             $ 18,853,372   $ 29,810,344   $ 25,130,020   $ 17,538,658
                                      ==========================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                         Notes to Financial Statements

                               December 31, 2009

1.  ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION

T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

SUBACCOUNT                                     MUTUAL FUND
------------------------------------------------------------------------------

New America Growth          T. Rowe Price New America Growth Portfolio
Mid-Cap Growth              T. Rowe Price Mid-Cap Growth Portfolio
Equity Income               T. Rowe Price Equity Income Portfolio
Personal Strategy Balanced  T. Rowe Price Personal Strategy Balanced Portfolio
Blue Chip Growth            T. Rowe Price Blue Chip Growth Portfolio
Health Sciences             T. Rowe Price Health Sciences Portfolio
Equity Index 500            T. Rowe Price Equity Index 500 Portfolio
Limited-Term Bond           T. Rowe Price Limited-Term Bond Portfolio
Prime Reserve               T. Rowe Price Prime Reserve Portfolio
International Stock         T. Rowe Price International Stock Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

T. Rowe Price Associates, Inc. serves as the investment advisor to each portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc., an affiliate of T. Rowe Price, serves as investment advisor to the T. Rowe Price International Stock Portfolio. The investment advisors are responsible for managing the portfolios' assets in accordance with the terms of the investment advisory contracts.

                     T. Rowe Price Variable Annuity Account

1.  ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

INVESTMENT  VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2009 were as follows:

                               COST OF     PROCEEDS
SUBACCOUNT                   PURCHASES   FROM SALES
----------------------------------------------------

New America Growth          $   900,714  $ 2,097,655
Mid-Cap Growth                1,524,469    3,725,365
Equity Income                 2,314,012    7,271,685
Personal Strategy Balanced    2,487,090    3,204,950
Blue Chip Growth                684,933    1,154,477
Health Sciences                 503,602    1,191,996
Equity Index 500                731,255      647,407
Limited-Term Bond             4,777,100    2,796,274
Prime Reserve                 5,348,819   16,305,791
International Stock           2,041,241    2,450,746

                     T. Rowe Price Variable Annuity Account

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT  OF  DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL  INCOME  TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accom-panying notes. Actual results could differ from those estimates.

                     T. Rowe Price Variable Annuity Account

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECENTLY ADOPTED ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into ASC 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards CodificationTM as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The
Account adopted the guidance and it did not have a material impact on the financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Account adopted this guidance for its December 31, 2009 financial statements and has evaluated the impact of subsequent events through the date at which financial statements were issued. The adoption of this guidance did not have a material impact on the financial statements.

FAIR  VALUE  MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

          o LEVEL 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

          o LEVEL 2 - Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

          o LEVEL 3 - Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV).

                     T. Rowe Price Variable Annuity Account

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account's financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2009 based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2009.

2. VARIABLE ANNUITY CONTRACT CHARGES

Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                     T. Rowe Price Variable Annuity Account

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

                                             2009                                    2008
                            ---------------------------------------  -------------------------------------
                                                          NET                                      NET
                               UNITS        UNITS      INCREASE         UNITS        UNITS      INCREASE
SUBACCOUNT                    ISSUED      REDEEMED    (DECREASE)       ISSUED      REDEEMED    (DECREASE)
-------------------------------------------------------------------  -------------------------------------

NEW AMERICA GROWTH               68,451    (134,375)     (65,924)        104,999    (136,458)     (31,459)
MID-CAP GROWTH                  101,693    (192,213)     (90,520)        124,810    (273,192)    (148,382)
EQUITY INCOME                   127,845    (381,816)    (253,971)        173,716    (390,865)    (217,149)
PERSONAL STRATEGY BALANCED       96,085    (154,297)     (58,212)        205,901    (280,867)     (74,966)
BLUE CHIP GROWTH                119,224    (172,356)     (53,132)        312,269    (220,252)      92,017
HEALTH SCIENCES                  68,485    (130,349)     (61,864)        191,167    (152,763)      38,404
EQUITY INDEX 500                107,370    (103,194)       4,176         142,139    (146,632)      (4,493)
LIMITED-TERM BOND               270,221    (187,511)      82,710         316,631    (281,659)      34,972
PRIME RESERVE                   642,877  (1,404,867)    (761,990)      1,315,332    (932,767)     382,565
INTERNATIONAL STOCK             143,550    (224,479)     (80,929)        199,794    (248,596)     (48,802)

                     T. Rowe Price Variable Annuity Account

4.  FINANCIAL  HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2009 follows:

                                        2009                2008                2007                2006                2005
-----------------------------------------------------------------------------------------------------------------------------------

NEW AMERICA GROWTH
Units                                      932,318             998,242           1,029,702           1,134,834           1,305,890
Unit value                       $     1.45-$24.07   $     1.01-$16.16   $     1.70-$26.31   $   1.55 - $23.26   $   1.51 - $21.79
Net assets                       $      22,434,448   $      16,127,367   $      27,087,875   $      26,384,190   $      28,443,944
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                       - %                 - %                 - %               0.04%                 - %
Total return***                       47.68%-48.95%   (40.59)%-(38.58)%       12.18%-13.15%         1.55%-6.75%         0.67%-3.91%

MID-CAP GROWTH
Units                                    1,340,660           1,431,180           1,579,562           1,724,516           1,908,751
Unit value                       $     1.85-$28.92   $     1.32-$19.97   $     2.28-$33.33   $   2.02 - $28.52   $   1.97 - $26.89
Net assets                       $      38,775,856   $      28,577,414   $      52,646,578   $      49,181,781   $      51,329,536
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                       - %                 - %               0.22%                 - %                 - %
Total return***                       43.61%-44.82%    (42.11)%-(40.08)       15.86%-16.87%         1.16%-6.06%       10.06%-14.09%

EQUITY INCOME
Units                                    1,863,376           2,117,347           2,334,496           2,408,077           2,544,456
Unit value                       $     1.77-$29.37   $     1.46-$23.51   $     2.39-$37.00   $   2.41 - $36.03   $   2.10 - $30.45
Net assets                       $      54,715,615   $      49,773,709   $      86,371,437   $      86,757,306   $      77,478,984
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     1.83%               2.39%               1.78%               1.53%               1.58%
Total return***                       23.86%-24.93%   (38.91)%-(36.46)%         1.81%-2.69%       12.29%-18.33%       (0.47)%-3.33%

                     T. Rowe Price Variable Annuity Account

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                         2009                2008                2007                2006                2005
-----------------------------------------------------------------------------------------------------------------------------------

PERSONAL STRATEGY BALANCED
Units                                    1,190,527           1,248,739           1,323,705           1,219,649           1,156,883
Unit value                       $     1.76-$29.16   $     1.38-$22.19   $     2.05-$31.82   $     1.99-$29.74   $     1.85-$26.73
Net assets                       $      34,704,686   $      27,703,948   $      42,114,731   $      36,259,222   $      30,917,512
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     2.09%               2.58%               2.27%               2.07%               1.78%
Total return***                       30.23%-31.41%   (32.68)%-(30.26)%         6.10%-7.02%        5.77%-11.26%         2.21%-5.82%

BLUE CHIP GROWTH
Units                                      961,546           1,014,678             922,661             791,233             661,735
Unit value                       $      6.86-$9.35   $      5.02-$6.61   $     9.09-$11.56   $     8.39-$10.31   $      7.96-$9.46
Net assets                       $       8,987,985   $       6,707,698   $      10,668,154   $       8,159,676   $       6,256,533
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                       - %               0.11%               0.47%               0.32%               0.11%
Total return***                       40.16%-41.45%   (44.77)%-(42.82)%       11.16%-12.12%         4.46%-8.99%         1.79%-5.35%

HEALTH SCIENCES
Units                                      678,895             740,759             702,355             746,003             660,815
Unit value                       $     9.81-$13.37   $     7.76-$10.22   $    11.37-$14.47   $    10.03-$12.33   $     9.60-$11.40
Net assets                       $       9,080,298   $       7,568,558   $      10,166,768   $       9,194,155   $       7,533,390
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                       - %                 - %                 - %                 - %                 - %
Total return***                       29.77%-30.82%   (31.75)%-(29.41)%        16.4%-17.41%         4.48%-8.16%        8.97%-12.76%

                     T. Rowe Price Variable Annuity Account

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                         2009                2008                2007                2006                2005
-----------------------------------------------------------------------------------------------------------------------------------

EQUITY INDEX 500
Units                                      677,284             673,108             677,600             692,266             650,966
Unit value                       $      6.79-$9.26   $      5.61-$7.39   $     9.32-$11.86   $     9.23-$11.34   $      8.32-$9.89
Net assets                       $       6,271,455   $       4,971,437   $       8,033,162   $       7,852,705   $       6,435,319
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     1.84%               2.08%               1.69%               1.75%               1.28%
Total return***                       24.20%-25.30%   (39.81)%-(37.69)%         3.62%-4.52%       10.94%-14.66%         0.73%-4.32%

LIMITED-TERM BOND
Units                                      806,070             723,360             688,388             747,106             824,546
Unit value                       $     1.14-$18.96   $     1.10-$17.61   $     1.31-$17.43   $     1.11-$16.62   $     1.11-$16.06
Net assets                       $      15,286,600   $      12,738,068   $      12,003,061   $      12,458,722   $      13,278,977
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     3.37%               4.20%               4.21%               3.91%               3.53%
Total return***                         6.73%-7.67%      (16.03)%-1.03%          3.99%-4.9%       (0.00)%-3.49%       (2.63)%-1.20%

PRIME RESERVE
Units                                    1,316,607           2,078,597           1,696,032           1,329,515             925,869
Unit value                       $     0.92-$14.31   $     0.95-$14.34   $     0.96-$14.04   $     0.95-$13.46   $     0.95-$12.94
Net assets                       $      18,853,372   $      29,810,344   $      23,821,222   $      17,913,076   $      11,993,394
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     0.44%               2.53%               4.76%               4.70%               2.70%
Total return***                     (1.03)%-(0.21)%       (1.04)%-2.14%         1.05%-4.31%         0.00%-4.02%       (1.04)%-2.21%

                     T. Rowe Price Variable Annuity Account

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                        2009                2008                2007                2006                2005
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL STOCK
Units                                    1,402,814           1,483,743           1,532,545           1,562,828           1,470,520
Unit value                       $     1.08-$17.92   $     0.74-$11.82   $     1.49-$23.17   $     1.38-$20.62   $     1.20-$17.41
Net assets                       $      25,130,020   $      17,538,658   $      35,510,283   $      32,214,970   $      25,592,427
Ratio of expenses to net assets*              0.55%               0.55%               0.55%               0.55%               0.55%
Investment income ratio**                     2.62%               2.13%               1.44%               1.22%               1.61%
Total return***                       50.22%-51.61%   (50.34)%-(48.98)%       11.44%-12.41%       15.00%-18.44%       11.11%-15.45%

                     T. Rowe Price Variable Annuity Account

4.  FINANCIAL  HIGHLIGHTS  (CONTINUED)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5.  SUBSEQUENT  EVENT

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a definitive agreement with Guggenheim SBC Holdings LLC (the Purchaser) to sell all of the outstanding capital stock of Security Benefit Corporation (SBC), at which time SBMHC will demutualize and then be dissolved pursuant to a Demutualization and Dissolution Plan (the Plan). This transaction is expected to result in a significant contribution of capital to SBC. On February 25, 2010, a loan in the amount of $175 million was made to SBC and was contributed to SBL. At the closing of the transaction, it is expected that SBC will receive another approximately $175 million, which will also be contributed to SBL. In addition, the $175 million loan and any accrued interest will be converted into equity of SBC owned by the Purchaser.

The transaction will require certain regulatory approvals, approval by the members of SBMHC, and approval by the shareholders of the mutual funds and exchange-traded funds sponsored by affiliates of SBMHC. The SBMHC board approved the Plan in March 2010, and proxy voting materials were sent to SBMHC members in April 2010. The Kansas Insurance Commissioner has set dates for a public comment hearing for April 28, 2010, and an evidentiary hearing for May 5, 2010. A special meeting of the SBMHC members has been scheduled for May 26, 2010. The transaction is expected to close during 2010 and will result in a change of control of SBL.

                        CONSOLIDATED FINANCIAL STATEMENTS

                        Security Benefit Life Insurance Company and Subsidiaries (An Indirect Wholly Owned Subsidiary of Security Benefit Mutual Holding Company)
                        Years Ended December 31, 2009, 2008, and 2007
                        With Report of Independent Registered
                        Public Accounting Firm

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                       Consolidated Financial Statements

                 Years Ended December 31, 2009, 2008, and 2007

                                     CONTENTS

Report of Independent Registered Public Accounting Firm                       1

Audited Consolidated Financial Statements

Consolidated Balance Sheets                                                   2
Consolidated Statements of Operations                                         4
Consolidated Statements of Changes in Stockholder's Equity                    5
Consolidated Statements of Cash Flows                                         6
Notes to Consolidated Financial Statements                                    8

[LOGO]: ERNST & YOUNG                                 ERNST & YOUNG LLP
                                                      One Kansas City Place
                                                      Suite 2500
                                                      1200 Main Street
                                                      Kansas City, MO 64105-2143

                                                      Tel: + 1 816 474 5200
                                                      Fax: + 1 816 480 5555

                                                      www.ey.com


            Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiaries (collectively, the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 and 2008 in response to new accounting standards, the Company changed its methods of accounting for certain financial statement items.

                                                           /s/ Ernst & Young LLP

April 26, 2010

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                          Consolidated Balance Sheets

                                                       DECEMBER 31
                                                  2009              2008
                                            ------------------------------------
                                                     (In Thousands)
ASSETS
Investments:
   Securities available for sale:
     Bonds                                  $       2,899,997  $       2,901,807
     Equities                                         104,911             82,252
   Notes receivable from affiliate                    740,239            740,239
   Bonds held to maturity                              30,465             26,108
   Officer mortgage loans                              10,746             12,642
   Policy loans                                       113,128            121,838
   Cash and cash equivalents                          332,945            211,333
   Short-term investments                              69,959                  -
   Other invested assets                               67,333             42,690
                                            ------------------------------------
Total investments                                   4,369,723          4,138,909

Accrued investment income                              31,429             32,696
Collateral held for securities lending                 49,735             50,586
Accounts receivable                                     6,921             28,549
Income taxes receivable                                     -                773
Deferred income taxes                                  18,999             16,079
Reinsurance recoverable                               515,112            519,746
Property and equipment, net                            49,661             53,594
Deferred policy acquisition costs                     270,345            377,361
Deferred sales inducement costs                        83,748             97,778
Other assets                                           50,143             49,915
Separate account assets                             4,980,210          4,507,767
                                            ------------------------------------
Total assets                                $      10,426,026  $       9,873,753
                                            ====================================

                                                           DECEMBER 31
                                                     2009              2008
                                                  ------------------------------
                                                          (In Thousands,
                                                      Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values     $    4,893,157  $   4,921,541
   Policy and contract claims                              3,743          4,058
   Other policyholder funds                               17,512         17,781
   Accounts payable and accrued expenses                  45,204         63,926
   Income taxes payable                                    4,471              -
   Long-term debt                                        150,000        150,000
   Mortgage debt                                          38,639         40,549
   Securities lending obligation                          49,735         50,586
   Other liabilities                                      17,703         19,524
   Separate account liabilities                        4,980,210      4,507,767
                                                  ------------------------------
Total liabilities                                     10,200,374      9,775,732

Stockholder's equity:
   Common stock, $10 par value, 1,000,000 shares
     authorized, 700,000 issued and outstanding            7,000          7,000
   Additional paid-in capital                             87,627         87,627
   Accumulated other comprehensive loss                 (118,462)      (189,591)
   Retained earnings                                     249,487        192,985
                                                  ------------------------------
Total stockholder's equity                               225,652         98,021
                                                  ------------------------------
Total liabilities and stockholder's equity        $   10,426,026  $   9,873,753
                                                  ==============================
See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Operations

                                                                        YEAR ENDED DECEMBER 31
                                                                 2009            2008             2007
                                                          -----------------------------------------------
                                                                           (In Thousands)
Revenues:
   Insurance premiums and other considerations            $        1,057  $        3,887  $         8,047
   Asset-based fees                                               78,886         211,546          168,107
   Other product charges                                          25,740          54,278           42,997
   Net investment income                                         176,319         259,436          282,335
   Net realized/unrealized gains (losses), excluding
     impairment losses on available-for-sale securities           (1,994)        (15,618)           5,995
   Total other-than-temporary impairment losses on
     available-for-sale securities                               (68,507)       (395,851)         (20,345)
   Portion of impairment losses on available-for-sale
     bonds recognized in other comprehensive income               21,157               -                -
   Transfer fee income                                                 -          24,551            4,040
   Third-party administrative income                              10,549          13,593           11,217
   Other revenues                                                 27,686          52,243           37,459
                                                          ------------------------------------------------
Total revenues                                                   270,893         208,065          539,852

Benefits and expenses:
     Annuity benefits:
       Interest credited to account balances                     129,486         168,408          204,983
       Benefits in excess of account balances                      7,529           9,207           31,607
   Traditional life insurance benefits                              (808)         (1,088)             313
   Other benefits                                                  2,867          86,724            2,694
                                                          ------------------------------------------------
   Total benefits                                                139,074         263,251          239,597

   Commissions and other operating expenses                      104,088         261,826          164,904
   Amortization of deferred policy acquisition
     costs                                                        29,534          99,805           76,313
   Interest expense                                               17,367          16,818           15,670
   Other expenses                                                    187           3,792            9,809
                                                          ------------------------------------------------
Total benefits and expenses                                      290,250         645,492          506,293
                                                          ------------------------------------------------

(Loss) income before income tax expense (benefit)                (19,357)       (437,427)          33,559
Income tax expense (benefit)                                       5,056         (14,040)          (5,736)
                                                          ------------------------------------------------
Net (loss) income                                         $      (24,413) $     (423,387) $        39,295
                                                          ================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity

                 Years Ended December 31, 2009, 2008, and 2007

                                                                      ACCUMULATED
                                                      ADDITIONAL         OTHER
                                          COMMON       PAID-IN       COMPREHENSIVE        RETAINED
                                          STOCK        CAPITAL       INCOME (LOSS)        EARNINGS        TOTAL
                                        ---------------------------------------------------------------------------
                                                                    (In Thousands)

Balance at January 1, 2007              $    7,000   $    65,936   $         (21,931)  $      648,318   $   699,323
   Capital contribution from parent              -         1,000                   -                -         1,000
   Change in accounting for income taxes         -             -                   -           (1,327)       (1,327)
   Comprehensive loss:
     Net income                                  -             -                   -           39,295        39,295
     Other comprehensive loss, net               -             -            (176,390)               -     ( 176,390)
                                                                                                        ------------
   Comprehensive loss                                                                                      (137,095)
   Dividends paid                                -             -                   -          (46,700)     (46,700)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2007                 7,000        66,936            (198,321)         639,586       515,201
   Capital contribution from parent              -        22,691                   -                -        22,691
   Return of capital to SBC                      -        (2,000)                  -                -        (2,000)
   Comprehensive loss:
     Net loss                                    -             -                   -         (423,387)     (423,387)
     Other comprehensive income
       (loss), net                               -             -               8,730             (414)        8,316
                                                                                                        ------------
   Comprehensive loss                                                                                      (415,071)
   Dividends paid                                -             -                   -          (22,800)      (22,800)
                                        ---------------------------------------------------------------------------
Balance at December 31, 2008                 7,000        87,627            (189,591)         192,985        98,021
   Cumulative effect of change in
     accounting for investment                   -             -             (53,348)          82,075        28,727
       impairments
   Comprehensive income:
     Net loss                                    -             -                   -          (24,413)      (24,413)
     Other comprehensive income, net             -             -             124,477                -       124,477
                                                                                                        ------------
   Comprehensive income                                                                                     100,064
   Dividends paid                                -             -                   -           (1,160)       (1,160)
                                        ----------------------------------------------------------------------------
Balance at December 31, 2009            $    7,000   $    87,627   $        (118,462)  $      249,487   $   225,652
                                       =============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                     Consolidated Statements of Cash Flows

                                                                              YEAR ENDED DECEMBER 31
                                                                         2009           2008           2007
                                                             ---------------------------------------------------
                                                                                  (In Thousands)
OPERATING ACTIVITIES
Net (loss) income                                            $           (24,413)  $    (423,387)  $     39,295
Adjustments to reconcile net (loss) income to net cash and
  cash equivalents provided by operating activities:
   Net realized/unrealized capital losses                                 49,344         411,469         14,350
   Depreciation and amortization                                           4,289          13,717          4,762
   Amortization of investment premiums and discounts                       8,962           1,879         (1,997)
   Annuity and interest-sensitive life products -
     interest credited to account balances                               129,486         168,408        204,983
   Policy acquisition costs deferred                                     (19,750)        (45,710)       (82,216)
   Amortization of deferred policy acquisition costs                      29,534          99,805         76,313
   Sales inducement costs charged back (deferred)                             33          (5,070)       (32,978)
   Amortization of sales inducement costs                                 13,997          26,179         17,185
   Net sales of mutual funds, trading                                          -          16,230              -
   Other changes in operating assets and liabilities                     128,541          80,734        (64,505)
                                                             ---------------------------------------------------
Net cash and cash equivalents provided by operating
  activities                                                            320,023          344,254        175,192

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available for sale                                            1,437,078         572,416        958,728
   Equity securities available for sale                                   14,838          16,236         82,054
   Bonds held to maturity                                                 22,174           4,331          3,585
   Officer mortgage loans                                                  1,896               -              -
   Other invested assets                                                   1,158          65,669         45,138
                                                             ---------------------------------------------------
                                                                       1,477,144         658,652      1,089,505
Acquisitions of investments:
   Bonds available for sale                                           (1,248,367)        (80,945)      (330,821)
   Equity securities available for sale                                  (31,843)        (14,841)       (17,612)
   Bonds held to maturity                                                (26,195)              -              -
   Note receivable                                                             -        (250,000)             -
   Other invested assets                                                 (27,795)        (56,674)       (11,907)
                                                             ---------------------------------------------------
                                                                      (1,334,200)       (402,460)      (360,340)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

               Consolidated Statements of Cash Flows (continued)

                                                                             YEAR ENDED DECEMBER 31
                                                                       2009           2008           2007
                                                                -------------------------------------------------
                                                                                  (In Thousands)
Net (purchases) sales of property and equipment                 $           (105)  $         288   $      (3,748)
Net purchases of goodwill and intangible assets                                -               -          (3,176)
Net (purchases) sales of short-term investments                          (69,971)        537,803        (520,480)
Net decrease in policy loans                                               8,710           2,956           1,200
Purchase of subsidiary, net of cash acquired                                   -        (428,640)              -
Sale of subsidiaries, net of cash transferred                                  -         (44,125)              -
                                                                -------------------------------------------------
Net cash and cash equivalents provided by
  investing activities                                                    81,578         324,474         202,961

FINANCING ACTIVITIES
Payments on mortgage debt                                                 (1,910)         (1,785)         (1,670)
Capital contribution from parent                                               -          10,000           1,000
Dividends paid                                                                 -         (22,800)        (46,700)
Distribution to minority interest owner in excess of earnings                  -         (12,751)              -
Distribution to parent                                                         -          (2,000)              -
Proceeds from business-owned life insurance loan                               -          56,000               -
Cash received on reinsurance of block of business                              -               -         105,083
Deposits to annuity account balances                                     159,943         183,122         607,083
Withdrawals from annuity account balances                               (438,022)       (767,096)     (1,021,142)
                                                                -------------------------------------------------
Net cash and cash equivalents used in financing activities              (279,989)       (557,310)       (356,346)
                                                                -------------------------------------------------

Increase in cash and cash equivalents                                    121,612         111,418          21,807
Cash and cash equivalents at beginning of year                           211,333          99,915          78,108
                                                                -------------------------------------------------
Cash and cash equivalents at end of year                                 332,945   $     211,333   $      99,915
                                                                =================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (recovered) during the year for:
   Interest                                                     $         17,349   $      16,636   $      15,584
                                                                =================================================
   Income taxes                                                 $          2,609   $       4,243   $      (1,918)
                                                                =================================================

See accompanying notes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 2009

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively as the Company), consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiary offer a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings LLC (the Investor) to sell all of the outstanding capital stock of SBC, at which time SBMHC will demututalize and then be dissolved. The Transaction provides for the injection of capital into SBC, which will allow SBC to inject additional capital into the Company and fund the operations of its subsidiaries.

SBMHC expects the Transaction to close late in the second or early in the third quarter of 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or terminated due to unforeseen circumstances. Under the terms of the purchase and sale agreement, as amended, absent election by SBMHC to take certain actions, the Investor may not unilaterally terminate the agreement until, at the earliest, February 28, 2011 (the "Permitted Termination Date"), unless (i) SBMHC or SBC breaches the purchase and sale agreement or any

                    SECURITY BENEFIT LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ancillary agreement such that any of the conditions to the obligation of the Investor to close the Transaction would not be met and SBMHC or SBC fails to cure such breach within 30 days after receipt of written notice of such breach from the Investor or (ii) one or more unforeseen events occur that make impossible satisfaction of the conditions to the Investor's obligation to close and the Investor is not in breach of the purchase and sale agreement or any ancillary agreement.

SBC and the Investor have further agreed that, if the Transaction does not close, other than for certain reasons, SBC will sell to the Investor, and the Investor will buy from SBC, subject to certain conditions, Rydex Holdings, LLC, Security Investors and Security Global Investors.

The Company believes that during the pendency of the Transaction it has the ability to continue to operate on an independent basis and to meet contract owner obligations. If the Transaction does not occur, then, among other things, the Company's financial condition could be impacted as follows in the longer term:

      o Due to the occurrence of other events that may happen if the Transaction is not consummated, the Company might (and in certain circumstances likely would) need to take certain statutory-basis accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and

      o The Company's financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on the Company's liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC's other businesses, which might compound these risks.

If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives. Based on its previous efforts, however, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that the Company will be able to meet its financial obligations to contract owners for the longer term.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The consolidated financial statements for the period ended December 31, 2009, include the operations and accounts of SBL and its subsidiary, SDI.

During 2008, the Company acquired a 60.5% ownership interest in Rydex Holdings, LLC and its subsidiaries, PADCO Advisors, Inc., PADCO Advisors II, Inc. and subsidiaries, Rydex Fund Services, Inc., and Rydex Distributors, Inc. (RDI) (collectively, RHLLC) (see Note 10). RHLLC, Security Global Investors (SGI), and the Company's 90% interest in Security Investors (SI) were sold to SBC on December 30, 2008 (see Note 16). The consolidated financial statements for the period ended December 31, 2008 include the operations of the Company and its divested subsidiaries SI, SGI, and RHLLC (see Note 10), as well as the operations of SDI, which was contributed to the Company on December 31, 2008, by SBC. Minority interest amounts held by SBC of $760,000 in the net income of SI and $2,428,000 in the net loss of RHLLC are included in consolidated other expenses for the year ended December 31, 2008. The balance sheet as of December 31, 2008 does not include balances associated with the divested subsidiaries.

The consolidated financial statements for the period ended December 31, 2007 include the operations and accounts of the Company and its subsidiaries, SI, SGI (see Note 10), and SDI. The Company's ownership of SI was 90% at December 31, 2007. Minority interest held by SBC of $1,582,000 and $362,000 in the net income and members' equity of SI are included in consolidated other expenses for the year ended December 31, 2007.

Significant intercompany accounts and transactions have been eliminated in consolidation.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducement costs, calculation of liabilities for future policy benefits, and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

ACCOUNTING CHANGES

In June 2009, the Financial Account Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which was subsequently incorporated into Accounting Standards Codification (ASC) Subtopic 105-10, Generally Accepted Accounting Principles - Overall. This guidance replaced SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, and established the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009. The Company adopted the guidance and the adoption did not have a material impact on the consolidated financial statements.

In September 2009, the FASB issued Accounting Standards Update (ASU) 2009-12, Fair Value Measurements and Disclosures (Topic 820), Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). ASU 2009-12 provides guidance on measuring the fair value of certain alternative investments and amends ASC Topic 820, Fair Value Measurements and Disclosures, to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. ASU 2009-12 is effective for periods ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued. This guidance is effective for interim and annual accounting periods ending after June 15, 2009. The Company adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB ASC Subtopic 320-10, Investments - Debt and Equity Securities - Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI between credit and noncredit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment is required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to other comprehensive income (OCI). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to OCI. The required disclosures are provided in
Note 2.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, which was subsequently incorporated into FASB ASC 820. This statement provides additional guidance for estimating fair value and emphasizes that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. This statement was effective for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective December 31, 2009 and the adoption did not have a material impact on the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements and Disclosures, which was subsequently incorporated into ASC Topic 820. This guidance provides a single definition of fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance was effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company adopted this guidance as of January 1, 2008. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In August 2009, the FASB issued ASU 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009- 05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value:
(1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. Management is still evaluating the impact this guidance will have on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC 810-10-05, Consolidation - Overall - Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE's primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance will become effective for interim and annual accounting periods beginning after November 15, 2009. The Company is currently evaluating the new guidance and does not expect it to have a material impact to the consolidated financial statements.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held to maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred acquisition costs, unearned revenue reserves and applicable income taxes. If it is determined that a decline in fair value is other than temporary, unrealized losses are bifurcated between credit- and non-credit-related impairments. Credit- related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income. The adjustment related to unearned revenue reserves represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Equity securities include common stocks and nonredeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, other-than-temporary impairments (OTTI), and market value changes in certain seed money investments are reported as a component of net realized/ unrealized gains (losses) in the consolidated statements of operations.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $64.4 million and $42.4 million at December 31, 2009 and 2008, respectively. During 2009, 2008, and 2007, the Company included $(5.4) million, $4.3 million, and $2.0 million, respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities.

Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

DERIVATIVES

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of accumulated other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in accumulated other comprehensive income or loss net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investment (gross blended separate account return assumption of 11.5% for the years 2010 through 2014 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company now anticipates these transactions in establishing amortization periods and other valuation assumptions.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

DEFERRED SELLING COMMISSIONS

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain shares of affiliated mutual funds and variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges and distribution fees and are included in deferred policy acquisition costs in the consolidated balance sheets.

Effective October 16, 2009, RDI, an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDI on December 28, 2009 in a non- cash transaction. As a result of this distribution, RDI will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDI will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL AND OTHER INTANGIBLE ASSETS

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, which was subsequently incorporated into ASC Topic 350, Intangibles - Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its goodwill and indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

PROPERTY AND EQUIPMENT

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                               2009             2008
                                          --------------------------------
                                                    (IN THOUSANDS)

Land                                      $         450    $         450
Land improvements                                   539              539
Data processing equipment                           423              417
Computer software                                18,912           18,912
Other                                               636              617
Building                                         53,535           53,455
Furniture                                         7,450            7,450
                                          -------------------------------
                                                 81,945           81,840
Less accumulated depreciation                    32,284           28,246
                                          -------------------------------
                                          $      49,661    $      53,594
                                          ===============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2009 related to the noncancelable portion of the lease are $955,000 annually for years 2010 through 2014 and $2,309,000 thereafter.

BUSINESS-OWNED LIFE INSURANCE

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $22,606,000 and $26,500,000 at December 31, 2009 and 2008, respectively, with the change in value of $2,788,000, $4,083,000, and $4,261,000 for 2009, 2008, and 2007, respectively, recorded in other revenues. In June 2008, a $56,000,000 loan was taken out against the policy with an outstanding principal loan amount as of December 31, 2008 of $55,819,000. Interest expense of $2,853,000 and $1,947,000 related to the policy loan was paid in 2009 and 2008, respectively. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21, which was 6.42% as of November 21, 2008. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accom- panying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for traditional life products are computed using a net level- premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.4% to 10% during 2009, from 2% to 10% during 2008, and from 2.8% to 10% during 2007.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2009 and 2008 that are classified as life-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

DEFERRED INCOME TAXES

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid monthly based on contractual agreements. Revenue sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds.

During 2008, the Company provided transfer agency, portfolio accounting, and other services to affiliated mutual funds. The Company received fees for these services based on an annual percentage of average daily net assets of these funds. These revenues were recognized as services were provided. These services were no longer provided by the Company in 2009.

Revenue from third-party administration of financial services products is recorded as services are performed. Revenue on conversion contracts, which are short term in nature, is recognized using the percentage of completion method based on costs incurred. Any anticipated losses on conversion contracts are charged to earnings when identified. In October 2009, the Company assigned its contracts for the provision of third-party administration services to se2 inc.
(se2), an affiliate of the Company, allowing se2 to collect the revenue directly (see Note 13 related to the guarantee of these contracts).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2009 or 2008.

RECLASSIFICATIONS

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

CORPORATE REORGANIZATION

The financial statements for the year ended December 31, 2007 include the accounts and operations of SDI in accordance with ASC Topic 805, Business Combinations. SDI was contributed to SBL from SBC on December 31, 2008 (see Note
16). Under ASC Topic 805, the receiving entity of the transferred equity interest, in an exchange between entities under common control, should report results of operations as if the transfer occurred at the beginning of the period presented and prior years should be restated to furnish comparative information. In accordance with this guidance, SDI has been included in the consolidated financial statements of the Company for all periods presented.

                   Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in OCI, and fair values of the Company's portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2009 and 2008 is as follows:

                                                                     DECEMBER 31, 2009
                                          -------------------------------------------------------------------------------

                                                            GROSS           GROSS
                                            AMORTIZED     UNREALIZED      UNREALIZED       OTTIS             FAIR
                                              COST          GAINS           LOSSES         IN OCI            VALUE
                                          -------------------------------------------------------------------------------
                                                                        (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and
     obligations of U.S.government
     corporations and agencies            $     16,346   $        378   $          19   $           -   $         16,705
   Obligations of government-sponsored
     enterprises                               209,069             56           2,789               -            206,336
   Corporate securities                        871,256         22,663          62,294               -            831,625
   Commercial mortgage-backed
     securities                                 39,058          1,786             574               -             40,270
   Residential mortgage-backed
     securities                              1,301,755         31,192          16,608               -          1,316,339
   Other mortgage-backed securities             61,883          1,229             170               -             62,942
   Collateralized debt obligations             162,121            221          47,011          44,132             71,199
   Other debt obligations                      448,289          3,826          61,163          36,371            354,581
                                          -------------------------------------------------------------------------------
Total bonds                               $  3,109,777   $     61,351   $     190,628   $      80,503   $      2,899,997
                                          ===============================================================================
Equity securities:
   Financial                              $      8,631   $      1,501   $       5,619   $           -   $          4,513
   Fund                                         30,705            461             398               -             30,768
   Technology                                    4,899              -              30               -              4,869
   Transportation                                    -              1               -               -                  1
   Government                                   64,760              -               -               -             64,760
                                          -------------------------------------------------------------------------------
Total equity securities                   $    108,995   $      1,963   $       6,047   $           -   $        104,911
                                          ===============================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                   $     17,038   $      1,679   $           -   $           -   $         18,717
   Other debt obligations                       13,427              -           2,751               -             10,676
                                          -------------------------------------------------------------------------------
Total held to maturity                    $     30,465   $      1,679   $       2,751   $           -   $         29,393
                                          ===============================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

                                                                        DECEMBER 31, 2008
                                               ------------------------------------------------------------------------
                                                                     GROSS             GROSS
                                                  AMORTIZED        UNREALIZED        UNREALIZED            FAIR
                                                     COST            GAINS             LOSSES             VALUE
                                               ------------------------------------------------------------------------
                                                                          (In Thousands)
AVAILABLE FOR SALE
Bonds:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                  $        14,048   $           818   $            32   $          14,834
   Obligations of government-sponsored
     enterprises                                        10,049               874                 -              10,923
   Corporate securities                              1,264,682             7,525           161,551           1,110,656
   Commercial mortgage-backed securities                   138                 -                 1                 137
   Residential mortgage-backed securities            1,513,857            28,058            43,304           1,498,611
   Other mortgage-backed securities                     23,103               548               573              23,078
   Collateralized debt obligations                     162,264                 -            67,587              94,677
   Other debt obligations                              267,358                75           118,542             148,891
                                               ------------------------------------------------------------------------
Total bonds                                    $     3,255,499   $        37,898   $       391,590   $       2,901,807
                                               ========================================================================
Equity securities:
   Financial                                   $         8,624   $             -   $         6,664   $           1,960
   Fund                                                 17,234                 4             3,117              14,121
   Transportation                                            -                 1                 -                   1
   Government                                           66,170                 -                 -              66,170
                                               ------------------------------------------------------------------------
Total equity securities                        $        92,028   $             5   $         9,781   $          82,252
                                               ========================================================================
HELD TO MATURITY
Bonds:
   Corporate securities                        $        26,108   $         1,772   $         2,561   $          25,319
                                               ------------------------------------------------------------------------
Total held to maturity                         $        26,108   $         1,772   $         2,561   $          25,319
                                               ========================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                     AVAILABLE FOR SALE             HELD TO MATURITY
                                               -------------------------------------------------------------
                                                 AMORTIZED         FAIR          AMORTIZED         FAIR
                                                   COST            VALUE          COST            VALUE
                                               -------------------------------------------------------------
                                                                      (In Thousands)
    Due in one year or less                    $      26,106   $      26,702   $          -   $           -
    Due after one year through five years            343,030         352,410         11,213          12,326
    Due after five years through ten years           330,791         333,410          5,825           6,391
    Due after ten years                              396,744         342,144         13,427          10,676
    Mortgage-backed securities and other
       asset-backed securities                     2,013,106       1,845,331              -               -
                                               -------------------------------------------------------------
                                               $   3,109,777   $   2,899,997   $     30,465   $      29,393
                                               =============================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For bonds and equity securities with unrealized losses as of December 31, 2009 and 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                                      DECEMBER 31, 2009
                                       -----------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                         LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ---------------------------------------------------
                                                       GROSS                      GROSS         TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED     CARRYING     UNREALIZED
                                         AMOUNT        LOSSES       AMOUNT        LOSSES        AMOUNT         LOSSES
                                       -----------------------------------------------------------------------------------
                                                                (In Thousands)
Bonds available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    3,715   $        18   $      454   $         1   $     4,169   $           19
   Obligations of
     government-sponsored
     enterprises                          193,675         2,787          173             2       193,848            2,789
   Corporate securities                    98,473         3,793      320,584        58,501       419,057           62,294
   Commercial mortgage-backed
     securities                            12,895            88        5,668           486        18,563              574
   Residential mortgage-backed
     securities                           451,472         5,460       94,752        11,148       546,224           16,608
   Other mortgage-backed securities        13,071           170            -             -        13,071              170
   Collateralized debt obligations         22,623        18,885      132,171        72,258       154,794           91,143
   Other debt obligations                 134,015        35,753      193,276        61,781       327,291           97,534
                                       -----------------------------------------------------------------------------------
Total bonds available for sale         $  929,939   $    66,954   $  747,078   $   204,177   $ 1,677,017   $      271,131
                                       ===================================================================================
Total equity securities available
   for sale                            $   29,618   $     5,649   $    5,759   $       398   $    35,377   $        6,047
                                       ===================================================================================
Total bonds held to maturity           $   13,427   $     2,751   $        -   $         -   $    13,427   $        2,751
                                       ===================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

INVESTMENTS (CONTINUED)

                                                                      DECEMBER 31, 2008
                                       ---------------------------------------------------------------------------------
                                                                    GREATER THAN OR EQUAL
                                        LESS THAN 12 MONTHS            TO 12 MONTHS
                                       ----------------------------------------------------
                                                       GROSS                      GROSS        TOTAL       TOTAL GROSS
                                        CARRYING     UNREALIZED    CARRYING     UNREALIZED    CARRYING     UNREALIZED
                                         AMOUNT       LOSSES        AMOUNT       LOSSES        AMOUNT         LOSSES
                                       ---------------------------------------------------------------------------------
                                                               (In Thousands)
Fixed maturities available for sale:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies         $    4,759   $        32   $        -   $         -  $     4,759   $          32
   Corporate securities                   421,630        43,736      460,265       117,815      881,895         161,551
   Commercial mortgage-backed
     securities                               138             1            -             -          138               1
   Residential mortgage-backed
     securities                           183,710        23,383       79,123        19,257      262,833          42,640
   Other mortgage-backed securities         7,453           603        3,244           633       10,697           1,236
   Collateralized debt obligations         10,488           775      145,335        66,813      155,823          67,588
   Other debt obligations                  12,174         1,888      231,719       116,654      243,893         118,542
                                       ---------------------------------------------------------------------------------
Total fixed maturities available for
   sale                                $  640,352   $    70,418   $  919,686   $   321,172  $ 1,560,038   $     391,590
                                       =================================================================================
Total equity securities available
   for sale                            $        -   $         -   $   23,123   $     9,781  $    23,123   $       9,781
                                       =================================================================================
Fixed maturities held to maturity      $   10,181   $     2,267   $    2,645   $       294  $    12,826   $       2,561
                                       =================================================================================

As of December 31, 2009 the Company held $1,677 million in available-for-sale fixed maturity securities with unrealized losses of $271 million. The Company's portfolio consists of fixed maturity securities where 72% are investment grade (rated AAA through BBB-) with an average price of $86 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 161 securities with a carrying value of $929.9 million and unrealized losses of $67 million reflecting an average price of $93. Of this portfolio, 81% were investment grade (rated AAA through BBB-) at December 31, 2009. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believes these losses to be temporary.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 174 securities with a carrying value of $747.1 million and unrealized losses of $204.2 million. Of this portfolio, 64% were investment grade (rated AAA through BBB-) at December 31, 2009.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company's intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company's ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, then the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income and the noncredit portion is recognized in OCI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset- backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than- temporary impairment was recognized in OCI for the year ended December 31, 2009 is as follows:

                                                                                               2009
                                                                                       --------------------
                                                                                         (In Thousands)

    Balance at beginning of year                                                       $           (89,602)
    Credit losses for which an other-than-temporary impairment was not previously
       recognized                                                                                  (10,908)
    Reduction for securities sold during the period or intended to be sold                           16,764
    Additional credit loss impairments on securities previously impaired                              (425)
                                                                                       --------------------
    Balance at end of year                                                             $           (84,171)
                                                                                       ====================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

At December 31, 2009, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of OTTIs, which are listed below by the length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below:

                                                                      DECEMBER 31, 2009
                                                 ------------------------------------------------------
                                                    AMORTIZED        UNREALIZED          ESTIMATED
                                                      COST           LOSS (GAIN)         FAIR VALUE
                                                 ------------------------------------------------------
                                                                    (In Thousands)
      Less than 12 months:
         Corporate securities                    $       43,357   $        11,001   $           32,356
         Asset-backed securities                        127,312            50,336               76,976
         Mortgage-backed                                 93,994            10,927               83,067
                                                 ------------------------------------------------------
                                                        264,663            72,264              192,399
      Greater than 12 months:
         Corporate securities                            16,332             1,486               14,846
         Asset-backed securities                        137,576            77,773               59,803
         Equities                                           602            (1,498)               2,100
                                                 ------------------------------------------------------
                                                        154,510            77,761               76,749
                                                 ------------------------------------------------------
      Total                                      $      419,173   $       150,025   $          269,148
                                                 ======================================================

The watch list includes 100 securities, of which 53 have been on the list for over 12 months. The combined fair value of the watch list securities was 64% of book value. Formal operating procedures relevant to the testing for impairment of asset-backed securities are followed when evaluating these holdings. Economic conditions, liquidity, cash flow, collateral sufficiency, and stable to improving operating performance are factors in analyzing such securities. Being current as to principal and interest are also factors considered in concluding if OTTI charges are necessary. Cash flow testing based on default and recovery rate assumptions is performed on securities that are deemed necessary due to market values and/or credit ratings. Upon review of the analysis and discussion, an exercise of judgment to determine the weight given to each factor and its influence on the security is performed to determine if a reduction in principal should occur. At present, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Major categories of net investment income for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:

                                                        2009             2008            2007
                                                    ------------------------------------------------
                                                                  (In Thousands)
     Interest on bonds                              $    155,026   $      196,538   $       254,298
     Dividends on equity securities                        2,010            3,875             5,550
     Dividends on mutual funds                                 -              161             2,038
     Interest on mortgage loans                              511                -                 -
     Interest on policy loans                              5,519            6,104             6,215
     Interest on short-term investments                    1,022            6,263            10,607
     Other                                                20,145           54,896            12,014
                                                    ------------------------------------------------
     Total investment income                             184,233          267,837           290,722

     Less investment expenses                              7,914            8,401             8,387
                                                    ------------------------------------------------
     Net investment income                          $    176,319   $      259,436   $       282,335
                                                    ================================================

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds for the years ended December 31, 2009, 2008, 2007 are as follows:

                                    2009             2008            2007
                                ----------------------------------------------
                                                (In Thousands)

    Proceeds from sales         $    992,285   $      256,385   $     726,782
    Gross realized gains              24,901            2,524           7,536
    Gross realized losses             13,381            7,917           3,996

During 2009 the Company sold held-to-maturity securities with a net carrying amount of $5.6 million resulting in a realized gain of $0.3 million. The Company also transferred securities with a net carrying amount of $0.6 million for this same issuer from held to maturity to available for sale. This decision was a result of the issuer rejecting the leases on the properties securing the notes in bankruptcy. The change from held to maturity to available for sale is in accordance with guidance and does not impair the Company's ability to hold other held-to-maturity securities. The properties have since been foreclosed on.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2009, 2008, and 2007 consist of the following:

                                                           2009          2008           2007
                                                      ---------------------------------------------
                                                                (In Thousands)
Realized gains (losses):
   Bonds                                              $      11,558  $     (5,393)  $        3,540
   Equity securities                                           (38)             -                -
   Mutual funds - trading                                        -            552                -
   Other invested assets                                         -           (473)               -
   Other                                                         -            (19)               -
                                                      ---------------------------------------------
Total realized gains (losses)                                11,520        (5,333)           3,540

Impairments:
   OTTI of available-for-sale bonds                        (68,507)      (387,958)         (20,345)
   Portion of OTTIs recognized in OCI                       21,157              -                -
   OTTI of available-for-sale equities                           -         (7,893)               -
   Rydex trade name impairment                                   -         (7,300)               -
                                                      ---------------------------------------------
Total impairments                                          (47,350)      (403,151)         (20,345)

Holding (losses) gains:
   Mutual funds - other than trading                          (125)       (11,198)           2,240
                                                      ---------------------------------------------
Total holding (losses) gains                                  (125)       (11,198)           2,240
                                                      ---------------------------------------------
                                                           (35,955)      (419,682)         (14,565)
Related impact on deferred policy acquisition costs        (13,389)         8,213              215
                                                      ---------------------------------------------
Net realized/unrealized capital losses                $    (49,344)  $   (411,469)  $      (14,350)
                                                      =============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

There were no outstanding agreements to sell securities at December 31, 2009 or 2008.

At December 31, 2009, the Company had securities pledged with an amortized cost and market value of approximately $1.5 billion, respectively, as collateral in relation to its structured institutional products, the line of credit with FHLB (see Note 14), and the home office building (see Note 15).

At December 31, 2009, bonds available for sale with a carrying amount of $4.4 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

DERIVATIVE INSTRUMENTS

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has interest rate swap agreements, which effectively modify fixed rate bonds into floating rate investments based on LIBOR. The notional amounts of these swaps are $32 million and $75 million at December 31, 2009 and 2008, respectively. Notional amounts are provided to express the extent of our involvement in derivative transactions. Notional amounts represent amounts used to calculate contractual flows to be exchanged and are not paid or received.

During the years ended December 31, 2009, 2008, and 2007, the Company recognized a net gain of $1,390,000, net loss of $1,202,000, and net loss of $1,104,000, respectively, related to the ineffective portion of its fair value hedges that have been included in net investment income in the consolidated statements of operations.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized capital gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. Effective October 2, 2008, the Company suspended the hedging program. During the years ended December 31, 2008, and 2007, the Company realized a gain of $38.5 million and a loss of $1.6 million, respectively, on these futures contracts that have been included in net investment income in the consolidated statements of operations. The Company held no futures contracts at December 31, 2009 and 2008.

3. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the components of deferred policy acquisition costs for the years ended December 31:

                                              2009            2008
                                         --------------------------------
                                                    (In Thousands)

    Deferred policy acquisition costs    $      291,313   $      404,123
    Present value of future profits              47,895           49,253
    Unearned premium liability                  (72,058)         (82,230)
    Deferred selling commissions                  3,195            6,215
                                         --------------------------------
    Balance at end of year               $      270,345   $      377,361
                                         ================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

      An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned premium liability) is presented below for the years ended December 31:

                                                                                   2009           2008
                                                                              -----------------------------
                                                                                     (In Thousands)
    Balance at beginning of year                                              $     404,123   $    380,236
       Cost deferred during the year                                                 18,626         44,504
       Amortized to expense during the year                                         (36,073)       (97,380)
       Effect of realized (gains) losses on amortization of deferred policy         (13,389)         8,213
         acquisition costs
       Effect of unrealized (gains) losses                                          (82,408)        70,193
       Other                                                                            434         (1,643)
                                                                              -----------------------------
    Balance at end of year                                                    $     291,313   $    404,123
                                                                              =============================

Included in deferred policy acquisition costs in the consolidated balance sheets, the present value of future profits (PVFP) reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP relates to reinsurance assumed in 2000 and 2003.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

PVFP is amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                              2009           2008
                                         -----------------------------
                                               (In Thousands)

      Balance at beginning of year       $      49,253   $     69,941
         Imputed interest                        3,272          4,569
         Amortization                           (4,630)       (25,257)
                                         -----------------------------
      Balance at end of year             $      47,895   $     49,253
                                         =============================

Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 9% and 13.16% of the December 31, 2009 deferred policy acquisition cost balance in each of the years 2010 through 2014. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

As a result of a reinsurance transaction entered into in 2007 (see Note 7), the Company recorded an unearned profit liability that is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets. An analysis of the unearned profit liability and associated amortization is presented below for the years ended December 31:

                                            2009           2008
                                        -----------------------------
                                              (In Thousands)

    Balance at beginning of year        $    (82,230)  $    (103,335)
       Amortization                           10,172          21,105
                                        -----------------------------
    Balance at end of year              $    (72,058)  $     (82,230)
                                        =============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below for the years ended December 31:

                                                      2009            2008
                                                 ------------------------------
                                                         (In Thousands)

     Balance at beginning of year                $        6,215   $      7,850
        Costs deferred during the year                    1,124          1,206
        Distribution of deferred selling
          commissions (see Note 1)                       (1,869)             -
        Amortization                                     (2,275)        (2,841)
                                                 ------------------------------
     Balance at end of year                      $        3,195   $      6,215
                                                 ==============================
4. DEFERRED SALES INDUCEMENTS

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

                                                            2009           2008
                                                      ------------------------------
                                                               (In Thousands)
   Balance at beginning of year                       $       97,778   $    118,887
      Costs (charged back) deferred during the year              (33)         5,070
      Amortization                                           (13,997)       (26,179)
                                                      ------------------------------
   Balance at end of year                             $       83,748   $     97,778
                                                      ==============================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:

                                                                      UNREALIZED
                                                                    GAINS (LOSSES)    DERIVATIVE
                                                                    ON AVAILABLE-    INSTRUMENTS
                                                                       FOR-SALE         GAINS
                                                                      SECURITIES      (LOSSES)           TOTAL
                                                                   ------------------------------------------------
                                                                           (In Thousands)
Accumulated other comprehensive loss at
   January 1, 2007                                                 $      (21,517)  $        (414)  $      (21,931)
     Other comprehensive loss:
       Unrealized losses on available for sale securities                (216,163)              -         (216,163)
       Losses reclassified into earnings from other
         comprehensive loss                                                14,565               -           14,565
       Effect on deferred policy acquisition costs                        (15,679)              -          (15,679)
       Change in deferred income taxes                                     40,887               -           40,887
                                                                   ------------------------------------------------
     Total other comprehensive loss                                      (176,390)              -         (176,390)
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2007                                                     (197,907)           (414)        (198,321)
     Other comprehensive income:
       Unrealized losses on available for sale securities                (532,561)              -         (532,561)
       Losses reclassified into earnings from other
         comprehensive loss                                               412,363             414          412,777
       Effect on deferred policy acquisition costs                         70,193               -           70,193
       Change in deferred income taxes                                     58,321               -           58,321
                                                                   ------------------------------------------------
     Total other comprehensive income                                       8,316             414            8,730
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                                     (189,591)              -         (189,591)
                                                                   ------------------------------------------------

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS) (CONTINUED)

                                                                       UNREALIZED
                                                                     GAINS (LOSSES)     DERIVATIVE
                                                                     ON AVAILABLE-     INSTRUMENTS
                                                                        FOR-SALE         GAINS
                                                                       SECURITIES       (LOSSES)         TOTAL
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2008                                               $        (189,591) $           -  $    (189,591)
     Cumulative effect of change in accounting for investment
       impairment (see Note 1)                                               (53,348)             -        (53,348)
     Other comprehensive income:
       Unrealized gains on available for sale securities                     195,712              -        195,712
       Realized investment gains, excluding impairment losses                (11,395)             -        (11,395)
       OTTI losses recognized in earnings                                     68,507              -         68,507
       OTTI losses recognized in other comprehensive income                  (21,157)             -        (21,157)
       Adjustment for assumed changes in liability for policy
         reserves and annuity account values                                  (1,951)             -         (1,951)
       Effect on deferred policy acquisition costs                           (82,408)             -        (82,408)
       Change in deferred income taxes                                       (22,831)             -        (22,831)
                                                                   ------------------------------------------------
     Total other comprehensive income                                        124,477              -        124,477
                                                                   ------------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2009                                               $        (118,462) $           -  $    (118,462)
                                                                   ================================================


6. EMPLOYEE BENEFIT PLANS

Substantially all employees of the Company are covered by a qualified, noncontributory, defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution) and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $569,000, $7,046,000, and $1,488,000 for 2009, 2008, and 2007, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

The Company also has a long-term incentive plan for certain employees, which provides for vesting over a three-year period. Incentive compensation expense amounted to $3,078,000, $29,351,000, and $8,246,000 for 2009, 2008, and 2007,
respectively, and is included in the consolidated statements of operations in commissions and other operating expenses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE

Principal reinsurance assumed transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows:


                                 2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance assumed:
   Premiums received         $      24,083   $      35,612    $      41,164
                             ===============================================
   Commissions paid          $       2,236   $       3,335    $       3,412
                             ===============================================
   Claims paid               $       6,268   $       8,430    $       8,486
                             ===============================================
   Surrenders paid           $     103,384   $     141,146    $     210,590
                             ===============================================

Principal reinsurance ceded transactions for the years ended December 31, 2009, 2008, and 2007 are summarized as follows, impacted by the 2007 transfer of a block of deferred variable annuities business to another insurer:






                                  2009            2008             2007
                             -----------------------------------------------
                                             (In Thousands)
Reinsurance ceded:
   Premiums paid             $      33,574   $      50,444    $      75,378
                             ===============================================
   Commissions received      $       3,671   $       5,449    $       3,272
                             ===============================================
   Claim recoveries          $      30,457   $      38,139    $      20,629
                             ===============================================
   Surrenders recovered      $     152,798   $     181,701    $      58,888
                             ===============================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE (CONTINUED)

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

At December 31, 2009 and 2008, the Company has receivables totaling $515,112,000 and $519,746,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2009 and 2008 was $3.4 billion and $3.6 billion, respectively.

Effective October 1, 2007, the Company reinsured, through an 85% coinsurance of general account liabilities and an 85% modified coinsurance of separate account liabilities, a block of approximately 14,600 deferred annuity contracts with separate account balances of $1.3 billion. The Company received a reinsurance commission of $35.3 million and a separate account accrued expense allowance of $78.9 million, reduced by other related items of $6.1 million, for a total unearned profit liability of $108.1 million. This liability has been deferred and is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The Company has taken reserve credits of $13.4 million and $20.7 million for general account liabilities reinsured at December 31, 2009 and 2008, respectively, while separate account assets and liabilities continue to be reported on the books of the Company. The reserves were collateralized by assets of the reinsurer held in trust of $79.5 million and $47.6 million at December 31, 2009 and 2008, respectively.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB), the guaranteed minimum withdrawal benefit (GMWB), and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

     o RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

     o RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's age specified birthday (this age varies by product) adjusted for withdrawals.

     o ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

     o STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

     o ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

     o COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:


                                    2009                                    2008
                      ---------------------------------------------------------------------------
                                                 WEIGHTED                             WEIGHTED
                        ACCOUNT  NET AMOUNT       AVERAGE    ACCOUNT     NET AMOUNT   AVERAGE
                         VALUE     AT RISK     ATTAINED AGE   VALUE       AT RISK   ATTAINED AGE
                      ---------------------------------------------------------------------------
                                               (Dollars in Millions)

Return of premium   $    2,020   $      107       62        $    1,824   $      355       62
Reset                      128           10       54               111           31       54
Roll-up                    516           85       61               458          203       60
Step-up                  3,211          254       63             3,023          656       63
Combo                      193           55       67               164           85       66
                    -----------------------                 -----------------------
Subtotal                 6,068          511       63             5,580        1,330       62

Enhanced                    11            1       65                 -           28       66
                    -----------------------                 -----------------------
Total GMDB          $    6,079   $      512       63        $    5,580   $    1,358       61
                    =======================                 =======================

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $10,156,000 and $20,802,000,
respectively. The liability for GMWBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008, was $14,622,000 and $30,236,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2009 and 2008 was $2,725,000 and $2,802,000, respectively.

The Company's GMDB and GMIB SOP 03-1 reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as benefit expense. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company's SOP 03-1 reserve calculation uses assumptions the same as those used in its deferred policy acquisition cost model.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2009:

     o Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

     o     Mean long-term gross blended separate account growth rate is 8.5%.

     o     Long-term equity volatility is 18%.

     o     Long-term bond volatility is 5%.

     o     Mortality is 100% of Annuity 2000 table.

     o Asset fees are equal to fund management fees and product loads (vary by product).

     o     Discount rate is equivalent to the credited rate (vary by product).

     o     Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB reserves classified under ASC Topic 820 as of December 31, 2009:

      o Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

      o     Mortality is 100% of Annuity 2000 table.

      o Asset fees are equal to fund management fees and product loads (vary by product).

      o Current volatility surface (3 months-5 years) of 22% graded to 28% at year 5, graded to 21% at year 30, and graded to the long-term average of 18% at end of projection year 60.

      o Discount rate used is the levelized forward swap rate plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index.

      o    Policyholder lapse rates are set to 90% of the assumed base lapses.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES

The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2004. The Internal Revenue Service (IRS) is not currently examining any of SBMHC's federal tax returns. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2009, the Company has $344 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest for the year ended December 31, 2009 and recorded a liability at December 31, 2009 of $327,000.

Income tax expense (benefit) consists of the following for the years ended December 31, 2009, 2008, and 2007:

                          2009            2008             2007
                      -----------------------------------------------
                                      (In Thousands)

Current               $       3,579   $      (2,176)   $       4,603
Deferred                      1,477         (11,864)         (10,339)
                      -----------------------------------------------
                      $       5,056   $     (14,040)   $      (5,736)
                      ===============================================

A net operating loss (NOL) of $285 million from 2008 is available to offset future taxable income. The NOL is available for use until 2029.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income before income tax expense (benefit) are as follows:
                                          2009            2008           2007
                                   ---------------------------------------------

                                                       (In Thousands)
Federal income tax expense
   (benefit) computed at
   statutory rate                  $      (6,687)  $    (149,889)   $    11,775
Increases (decreases) in taxes
   resulting from:
     Valuation allowance                  13,584         143,165              -
     Dividends received deduction         (3,576)         (6,061)       (12,019)
     Credits                                (320)         (1,126)        (1,959)
     Prior period adjustments              1,593              (8)        (2,292)
     Other                                   462            (121)        (1,241)
                                   ---------------------------------------------
                                   $       5,056   $     (14,040)   $    (5,736)
                                   =============================================

Credits primarily result from low-income housing tax credits. Other includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

Net deferred income tax assets or liabilities consist of the following:


                                                              DECEMBER 31
                                                         2009             2008
                                                  ------------------------------
                                                           (In Thousands)
Deferred income tax assets:
   Future policy benefits                         $       40,344  $      35,102
   Net operating loss                                     12,812         14,584
   Deferred loss on investments                          128,022        143,542
   Deferred gain on life coinsurance agreement             1,498          1,972
   Net unrealized capital loss on investments             76,621        124,329
   Other invested assets                                   8,960          4,638
   Other                                                   5,848          2,628
                                                  ------------------------------
Total deferred income tax assets                         274,105        326,795
Valuation allowance                                     (128,022)      (143,165)
                                                  ------------------------------
Net deferred income tax assets                           146,083        183,630

Deferred income tax liabilities:
   Deferred policy acquisition costs                     109,864        149,359
   Depreciation                                            5,546          1,994
   Deferred gain on investments                            4,143          4,381
   Other                                                   7,531         11,817
                                                  ------------------------------
 Total deferred income tax liabilities                   127,084        167,551
                                                  ------------------------------
 Net deferred income tax assets                   $       18,999  $      16,079
                                                  ==============================

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2009 and 2008, the Company recorded a $128.0 million and $143.2 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years.

It is anticipated that the potential acquisition transaction, described in Note 1, would trigger a limitation under Internal Revenue Code Section 382, which restricts how much of SBMHC's pre-transaction NOLs can be used in a given year. Because of the anticipated limitation, the Company believes the use of the NOL deferred tax asset will be significantly limited if the business combination is consummated.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61, in which it announced that it intends to issue final regulations with respect to certain computational aspects of the dividends received deduction (DRD) related to separate account assets held in connection with variable life insurance and annuity contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope, and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits the Company receives prospectively, beginning in 2011. For the year ended December 31, 2009, the Company recorded a benefit of approximately $3.4 million related to the current year's separate account DRD.

On March 19, 2010, the Company filed refund claims with the IRS in the amount of $7,396,000 for 2004 and $1,311,000 for 2003 pursuant to Revenue Procedure 2009-52. This Revenue Procedure provided the guidance for the provision of the American Recovery and Reinvestment Act of 2009, which extended the carryback of the 2008 or 2009 NOLs for up to five years. With the carryback to 2003, the Company could be subject to examinations by the IRS for this year.

10. BUSINESS COMBINATIONS

On June 15, 2007, SGI acquired the assets of Avera Global Partners, L.P., an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method and 100% of the results since June 15, 2007 have been included in the consolidated financial statements. The acquisition provided the Company with global asset management capabilities. The aggregate purchase price was $3.5 million. During 2008, additional acquisition costs were incurred increasing the original allocation of goodwill by $444,000 to $3.3 million at December 31, 2008. SGI was subsequently sold to SBC on December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets                                              $       1,314
Fixed and other assets                                                 38
Intangible assets subject to amortization:
   Noncompetition agreements                                          280
Goodwill not subject to amortization                                3,341
                                                          ----------------
                                                                    4,973
Current liabilities                                                 1,508
                                                          ----------------
Net assets acquired                                         $       3,465
                                                          ================

The intangible asset subject to amortization is being amortized straight-line over seven years. Goodwill and intangible assets are deductible for tax purposes.

On January 17, 2008, Avon Holdings, LLC, a limited liability company controlled by the Company and its parent, SBC, acquired 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex) and Investment Capital Technologies, LLC (Investment Capital). Rydex and Investment Capital were merged into Avon Holdings, LLC, which was renamed Rydex Holdings, LLC (RHLLC) upon completion of the merger. The Company held a 60.5% ownership interest in RHLLC and SBC owned 39.5%. Effective December 30, 2008, the Company sold its entire interest in RHLLC to SBC (see Note 16).

RHLLC is a holding company whose subsidiaries principally sponsor, advise, and manage nontraditional, quantitative-oriented, open-end mutual funds and exchange-traded funds that cover a wide range of traditional and alternative asset classes. The value of RHLLC was determined based upon an independent appraisal that considered market multiples for similar entities, similar recent market transactions, and other relevant factors. The aggregate purchase price was $751.6 million, with acquisition costs totaling $12.1 million (net assets acquired of $763.7 million).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed by the Company and SBC at the date of acquisition (in thousands):


    Cash and cash equivalents                                    $    33,527
    Other current assets                                              12,122
    Fixed and other assets                                             6,169
    Intangible assets not subject to amortization:
      Management contracts                                           328,000
      Trade name                                                     205,500
    Intangible assets subject to amortization:
      Processes and technology                                        39,800
      Noncompetition agreements                                       19,600
    Goodwill not subject to amortization                             139,663
                                                                 ------------
                                                                     784,381
    Current liabilities                                               20,713
                                                                 ------------
    Net assets acquired                                          $   763,668
                                                                 ============

The weighted average amortization period is 8.4 years for the intangible assets subject to amortization. The goodwill and intangible assets amortization are deductible for income tax purposes.

On January 7, 2008, the Company's affiliate, SI (which was 90% owned by the Company at that time), acquired through an asset purchase an asset management business primarily involved in the management of large-cap and mid-cap growth assets. The aggregate purchase price was $500,000 and the acquisition was accounted for using the purchase method. SI was subsequently sold to SBC at December 30, 2008 (see Note 16).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):


    Intangible assets subject to amortization:
      Noncompetition agreements                                 $       228
    Goodwill not subject to amortization                              1,209
                                                                ------------
                                                                      1,437
    Current liabilities                                                 937
                                                                ------------
    Net assets acquired                                         $       500
                                                                ============

The intangible asset subject to amortization is being amortized straight-line over five years. The goodwill and intangible assets are deductible for income tax purposes.

11. GOODWILL AND OTHER INTANGIBLE ASSETS

An analysis of the goodwill and other intangible assets balances is presented below for the year ended December 31:

                                                         OTHER
                                                       INTANGIBLE
                                           GOODWILL      ASSETS        TOTAL
                                          -------------------------------------
                                                     (In Thousands)

   Balance at January 1, 2007             $        -   $        -   $        -
    Acquisitions                               2,896          280        3,176
    Amortization                                   -          (20)         (20)
                                          -------------------------------------
   Balance at December 31, 2007                2,896          260        3,156
    Acquisitions                             141,317      593,128      734,445
    Amortization                                   -       (7,625)      (7,625)
    Impairment                                     -       (7,300)      (7,300)
    Sale of subsidiaries to SBC             (144,213)    (578,463)    (722,676)
                                          -------------------------------------
   Balance at December 31, 2008 and 2009  $        -   $        -   $        -
                                          =====================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

11. GOODWILL AND OTHER INTANGIBLE ASSETS (CONTINUED)

Impairment of goodwill and intangibles is evaluated annually. During 2008, an impairment of $7.3 million was recognized for the trade name intangible acquired as part of the RHLLC acquisition. The fair value of the trade name was determined based on discounted future cash flows.

12. CONDENSED FAIR VALUE INFORMATION

FAIR VALUE HIERARCHY

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. The levels are as follows:

      Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash and cash equivalents and separate account assets.

      Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model- based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

      Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread- based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

DETERMINATION OF FAIR VALUE

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2009:

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE        LEVEL 1           LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $       144,909   $      144,909   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 16,705                -           16,705                -
         Obligations of government-
            sponsored enterprises                    206,336                -          206,336                -
         Corporate securities                        831,625                -          654,623          177,002
         Commercial mortgage-backed
            securities                                40,270                -           38,565            1,705
         Residential mortgage-backed
            securities                             1,316,339                -        1,233,270           83,069
         Other mortgage-backed securities             62,942                -           62,942                -
         Collateralized debt obligations              71,199                -            2,278           68,921
         Other debt obligations                      354,581                -           78,320          276,261
                                             -------------------------------------------------------------------
      Total bonds                                  2,899,997                -        2,293,039          606,958
                                             -------------------------------------------------------------------
      Equity securities:
         Financial                                     4,513                -            1,927            2,586
         Fund                                         30,768                -           30,768                -
         Technology                                    4,869                -            4,869                -
         Transportation                                    1                -                -                1
         Government                                   64,760                -                -           64,760
                                             -------------------------------------------------------------------
      Total equities                                 104,911                -           37,564           67,347
                                             -------------------------------------------------------------------
      Short-term                                      69,959                -           69,959                -
      Separate account assets                      4,980,210        4,980,210                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     8,199,986   $    5,125,119   $    2,400,562   $      674,305
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2009
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                               FAIR VALUE          LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                             (In Thousands)
    Liabilities:
      Interest rate swaps                    $         1,657   $            -   $            -   $        1,657
                                             -------------------------------------------------------------------
    Total liabilities                        $         1,657   $            -   $            -   $        1,657
                                             ===================================================================

The following tables present categories reported at fair value on a recurring basis for the year ending December 31, 2008:

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
    Assets:
      Cash equivalents                       $        50,872   $       50,872   $            -   $            -
      Bonds:
         U.S. Treasury securities and
            obligations of U.S. government
            corporations and agencies                 14,834                -           14,834                -
         Obligations of government-
            sponsored enterprises                     10,923                -           10,923                -
         Corporate securities                      1,110,656                -          913,841          196,815
         Commercial mortgage-backed
            securities                                  137                 -              137                -
         Residential mortgage-backed
            securities                             1,498,611                -        1,498,611                -
         Other mortgage-backed securities             23,078                -           23,078                -
         Collateralized debt obligations              94,677                -            8,450           86,227
         Other debt obligations                      148,891                -           29,953          118,938
                                             -------------------------------------------------------------------
      Total bonds                                  2,901,807                -        2,499,827          401,980
      Equity securities:
         Financial                                     1,960                -                -            1,960
         Fund                                         14,121                -           14,121                -
         Transportation                                    1                -                -                1
         Government                                   66,170                -                -           66,170
                                             -------------------------------------------------------------------
      Total equities                                  82,252                -           14,121           68,131
      Separate account assets                      4,507,767        4,507,767                -                -
                                             -------------------------------------------------------------------
    Total assets                             $     7,542,698   $    4,558,639   $    2,513,948   $      470,111
                                             ===================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                            2008
                                             -------------------------------------------------------------------
                                                                           FAIR VALUE HIERARCHY LEVEL
                                                               -------------------------------------------------
                                                FAIR VALUE         LEVEL 1          LEVEL 2          LEVEL 3
                                             -------------------------------------------------------------------
                                                                        (In Thousands)
     Liabilities:
       Interest rate swaps                   $         5,796   $            -   $            -   $        5,796
                                             -------------------------------------------------------------------
     Total liabilities                       $         5,796   $            -   $            -   $        5,796
                                             ===================================================================

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the years ended December 31, 2009 and 2008, are as follows:


                                          TOTAL REALIZED/UNREALIZED                                                     CHANGE IN
                                              GAINS AND LOSSES                                                         UNREALIZED
                                         ----------------------------                                                     GAINS
                                                         INCLUDED IN     PURCHASES,                                    (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER        ISSUANCES,                     BALANCE AT       NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE    SALES, AND                    DECEMBER 31,   FOR POSITIONS
                              2009         NET LOSS     INCOME (LOSS)   SETTLEMENTS       TRANSFERS        2009         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds:
  Corporate securities    $     196,815  $     (2,652)  $      15,495  $        2,484   $    (35,140)  $    177,002   $      12,843
  Commercial mortgage-
     backed securities                -             -              33            (257)         1,929          1,705              33
  Residential mortgage-
     backed securities                -             -          17,486          (5,786)        71,369         83,069          17,486
  Collateralized debt
     obligations                 86,227       (23,582)        (22,150)         25,866          2,560         68,921         (45,732)
  Other debt obligations        118,938       (16,716)         13,668         162,159         (1,788)       276,261          (3,048)
                          ----------------------------------------------------------------------------------------------------------
  Total bonds                   401,980       (42,950)         24,532         184,466         38,930        606,958         (18,418)

  Equities:
      Financial                   1,960             -           1,608               2           (984)         2,586           1,608
      Transportation                  1             -               -               -              -              1               -
      Government                 66,170             -               -          (1,410)             -         64,760               -
                          ----------------------------------------------------------------------------------------------------------
  Total equities                 68,131             -           1,608          (1,408)          (984)        67,347           1,608
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     470,111  $    (42,950)  $      26,140  $      183,058   $     37,946   $    674,305   $     (16,810)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       5,796  $     (1,390)  $           -  $       (2,749)  $          -   $      1,657   $           -
                          ==========================================================================================================

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                                                                                        CHANGE IN
                                          TOTAL REALIZED/UNREALIZED                                                    UNREALIZED
                                               GAINS AND LOSSES                                                           GAINS
                                         ----------------------------
                                                         INCLUDED IN      PURCHASES,                                   (LOSSES) IN
                            BALANCE AT     INCLUDED         OTHER         ISSUANCES,                    BALANCE AT      NET LOSS
                            JANUARY 1,        IN        COMPREHENSIVE     SALES, AND                   DECEMBER 31,   FOR POSITIONS
                              2008         NET LOSS         INCOME       SETTLEMENTS     TRANSFERS         2008         STILL HELD
                          ----------------------------------------------------------------------------------------------------------
                                                                       (In Thousands)
Assets:
  Bonds                   $     880,800  $   (377,867)  $       9,552  $     (115,760)  $      5,255   $    401,980   $    (206,835)
  Equities                       84,888        (5,400)         (4,256)         (7,101)             -         68,131          (4,127)
  Mutual funds                   12,912             -               -               -        (12,912)             -               -
                          ----------------------------------------------------------------------------------------------------------
Total assets              $     978,600  $   (383,267)  $       5,296  $     (122,861)  $     (7,657)  $    470,111   $    (210,962)
                          ==========================================================================================================
Liabilities:
   Interest rate swaps    $       2,561  $      1,202   $           -  $        2,033   $          -   $      5,796   $           -
                          ==========================================================================================================

Assets transferred into and out of Level 3 during 2009 were $80.1 million and $42.2 million, respectively, and during 2008 were $5.3 million and $12.9 million, respectively. The majority of assets transferred into Level 3 include those assets that the Company was no longer able to obtain a price from a recognized third-party pricing vendor. The majority of assets transferred out of Level 3 include assets that were sold during 2009 or 2008.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash equivalents and short-term investments - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

      Investment securities - Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Business-owned life insurance and mortgage loans - The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

      Interest rate swaps - Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

      Policy loans - Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

      Investment-type insurance contracts - The fair values of the Company's reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

      Long-term debt and mortgage debt - Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

      Separate account assets and liabilities - The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                             DECEMBER 31, 2009                DECEMBER 31, 2008
                                      ----------------------------------------------------------------
                                         CARRYING           FAIR           CARRYING          FAIR
                                          AMOUNT           VALUE            AMOUNT          VALUE
                                      ----------------------------------------------------------------
                                                                (In Thousands)

    Cash and cash equivalents         $      332,945   $      332,945   $     211,333   $     211,333
    Bonds (Note 2)                         2,930,462        2,929,390       2,927,915       2,927,126
    Equity securities (Note 2)               104,911          104,911          82,252          82,252
    Notes receivable from affiliate          740,239          778,925         740,239         756,100
    Mortgage loans                            10,746           10,746          12,642          12,642
    Policy loans                             113,128          113,929         121,838         122,372
    Business-owned life insurance             22,606           22,606          26,500          26,500
    Separate account assets                4,980,210        4,980,210       4,507,767       4,507,767
    Supplementary contracts
      without life contingencies             (10,249)         (10,059)        (11,681)        (13,273)
    Individual and group annuities        (4,041,627)      (3,976,037)     (4,206,905)     (4,075,868)
    Long-term debt                          (150,000)         (53,429)       (150,000)        (51,412)
    Mortgage debt                            (38,639)         (40,300)        (40,549)        (47,403)
    Interest rate swaps                       (1,657)          (1,657)         (5,796)         (5,796)
    Separate account liabilities          (4,980,210)      (4,980,210)     (4,507,767)     (4,507,767)

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES

In 2008, the Company's subsidiaries leased office space under several operating lease agreements. The leases contained escalation clauses that varied but averaged at a rate of 2%. Total expense for all operating leases amounted to $3,439,000 for the year ending December 31, 2008. These subsidiaries were sold on December 30, 2008. There was no operating lease expense in 2009.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $9.9 million and $15.0 million at December 31, 2009 and 2008, respectively, over the next few years as required by the general partner.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2009 and 2008, the Company has reserved $1,680,000 and $1,982,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

ERISA Matters: The Company has been named, among several others, as defendants in a putative class action filed in federal court in the Western District of Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging under the Employee Retirement Income Security Act of 1974 (ERISA) payments made by the Company to National Education Association's (NEA) Member Benefits Corporation under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company (including
SDI), unaffiliated companies, and individuals. The plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The plaintiffs seek unspecified damages and injunctive relief. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The court granted defendants' motions to dismiss on May 23, 2008 and all claims against the Company and the other defendants were dismissed. The plaintiffs appealed this decision to the Ninth Circuit Court of Appeals. All briefs were filed, and oral arguments were held. The U.S. Department of Labor filed an amicus brief supporting the defendants' position in this matter. The Company does not believe that the class action claims have merit and intends to defend against the claims vigorously.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

BMCA Asbestos litigation: The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc., v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. bankruptcy proceeding filed an adversary proceeding complaint (as subsequently amended) against Security Benefit Group, which was merged with and into SBC on January 1, 2005, and the Company, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I Holdings, Inc., Building Materials Corporation of America (BMCA). The Asbestos Committee alleges the transfer of a certain roofing business to BMCA in 1994 was a "fraudulent transfer." Recovery is sought against the alleged "initial transferee" of the roofing business, BMCA, as well as alleged "mediate" or "immediate" transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I Holdings, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I Holdings' assets. The Company and other defendant bondholders have denied the Asbestos Committee's claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005 and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost-benefit analysis was stayed pending a mediation of all disputes between G-I Holdings, Inc, BMCA and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those talks resulted in an agreed Plan of Reorganization for G-I Holdings pursuant to which all claims against the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

by the bankruptcy court on December 4, 2008 and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The EPA also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS has appealed the decision. The Third Circuit granted the IRS's request for stay. The debtors have asked for the stay to be dismissed because the appeal is moot given that the G-I Plan has been confirmed, gone effective, and been consummated. The Company is unable to predict the outcome of these matters, nor is management able to estimate the amount or range of possible loss, if any, to the Company. Management believes the outcome of this litigation will not be material to the Company's results of operations or financial condition.

Maclin matter: The Company has been named as a party in the case of London Maclin, Choncyi Maclin, a minor, and Lisa Maclin, as next of friend v. Security Benefit Insurance Companies, Ebonye R. Dillard and John Does 1-5, filed in the Probate Court in Shelby County, Tennessee. Plaintiffs allege the Company owes on a death claim, which the Company has already paid. Plaintiffs claim the Company paid the entire death claim to defendant Ebonye Dillard via electronic funds transfer (EFT). The annuity was paid to all three beneficiaries: one payment sent to defendant Dillard via ETF and the other two payments, belonging to the minor plaintiffs, were paid by check sent by U.S. mail. The Company paid about $70,000 in benefits to the two minor plaintiffs. The checks to the two minor plaintiffs were stolen and cashed by defendant Dillard. As a result of this action, defendant Dillard has been convicted of theft and ordered to pay restitution. Plaintiffs are alleging negligence, breach of contract, and bad faith against the Company. Plaintiffs request damages of $150,000 plus $250,000 in punitive damages. The Company has filed a motion to dismiss. The Company is not able to form a conclusion as to whether an unfavorable outcome is either probable or remote, nor is the Company able to estimate the amount or range of possible loss, if any, to the Company.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

State of Alabama matters: The staff of the Alabama Securities Commission has investigated whether SDI transacted business in Alabama as a broker-dealer or broker-dealer agent for securities without benefit of registration or exemption from registration in violation of the Alabama Securities Act (the Act) and unlawfully effected securities transactions with residents of the state of Alabama from October 11, 2002 to November 21, 2006 in violation of the Act. The staff of the Alabama Securities Commission has presented for the Company's review a consent order under which the Company, SDI, Educator Benefits Corporation (EBC), and the Alabama Education Association (AEA) would agree to disgorge $1,650,000 to participants in products sponsored by the AEA. This amount represents the administrative, advertising, and conference fees that were paid to AEA and EBC from 2000 to 2007 by the Company and another unaffiliated life insurance company. The proposed consent order also seeks from the Company and SDI jointly $75,000 for an administrative assessment and $75,000 to reimburse the Commission for the cost of its investigation. The Company understands that this matter is on hold and has not heard from the Alabama Securities Commission staff since February 2009. The Company intends to vigorously defend this matter.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se(2), to certain of se(2)'s customers that have entered into third-party administration agreements with se(2).

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company's results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

14. LONG-TERM DEBT

At December 31, 2009, the Company has access to a $190 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2009). The Company had no borrowings under this line of credit at December 31, 2009. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by FHLB, primarily mortgage- backed securities, not already pledged as collateral under existing contracts as of December 31, 2009.

The Company has outstanding surplus notes of $150 million at December 31, 2009 and 2008. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016 and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

15. MORTGAGE DEBT

The primary mortgage financing for the Company's home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

15. MORTGAGE DEBT (Continued)

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $79,616 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $30.5 million of other marketable securities. At December 31, 2009, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):


    2010                                                    $     2,042
    2011                                                          2,184
    2012                                                          2,335
    2013                                                          2,497
    2014                                                          2,670
    Thereafter                                                   26,911
                                                            ------------
                                                            $    38,639
                                                            ============

16. RELATED-PARTY TRANSACTIONS

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $40,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018. Interest on the principal amount of the note is due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2009 was $250,000,000. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

On December 30, 2008, the Company sold its interest in RHLLC, SGI, and SI to SBC in exchange for an intercompany promissory note equal to the aggregate GAAP book value of its membership interest in the aforementioned entities, which totaled $450,239,000. The note is payable in full at maturity on December 31, 2023. Interest on the principal amount of the note is due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note is payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the profits class membership interest in SGI. The note has been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepays any of the principal, a proportionate amount of the membership interests pledged will also be released. The principal balance at December 31, 2009 was $450,239,000.

Officer mortgage loans in the accompanying balance sheets include amounts due from officers of $10,746,000 and $12,642,000 at December 31, 2009 and 2008,
respectively. On December 31, 2008, SBC contributed these mortgage loans to SBL of $12,642,000 along with accrued interest of $49,000. Such loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 4.5%.

On December 31, 2008, SBC contributed all of the outstanding common stock in SDI to SBL.

The Company paid $51,752,000 and $39,124,000 in 2009 and 2008, respectively, to affiliates for providing management, investment, and administrative services. The Company has a payable to its affiliates of $1,308,000 and a receivable from its affiliates of $13,303,000 for the years ended December 31, 2009 and 2008, respectively.

The Company paid $22,800,000 and $46,700,000 in dividends to SBC in 2008 and 2007, respectively. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDI (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se(2). All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se(2).

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (continued)

The Company paid $8,762,000 and $17,456,000 to se(2) during 2009 and 2008, respectively, for administrative services related to the TPA Contracts. A management agreement is in place in which the Company reimburses se(2) for expenses incurred by se(2) directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se(2), and management fees are no longer paid to se(2) by the Company in connection with the TPA Contracts.

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 2008 the State of Kansas granted approval of a permitted accounting practice that differed from NAIC SAP that allowed the Company to record a maximum DTA of the lesser of the amount of DTA expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus. As a result of this permitted practice, the Company's statutory DTA and its statutory capital and surplus were increased by $13,325,000 at December 31, 2008, but its statutory net income was not impacted. The Company's use of this permitted practice did not prevent any trigger of a regulatory control event. No permitted practice was requested by the Company for 2009, since the NAIC formally adopted new accounting guidance in Statement of Statutory Accounting Principles (SSAP) No. 10(R), Income Taxes.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

Statutory capital and surplus, including surplus notes (see Note 14) of the insurance operations were $427,351,000 and $300,551,000 at December 31, 2009 and 2008, respectively. Statutory net income of the insurance operations was a loss of $21,098,000 and $317,408,000 and income of $19,138,000 for the years ended
December 31, 2009, 2008, and 2007, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company's capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company's adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2009, the Company's statutory adjusted capital per the RBC calculation is $469,827,000 as compared to its company action level RBC of $145,890,000 and its authorized control level RBC of $72,945,000.

The Company may not, without notice to the Commissioner of Insurance of the State of Kansas (the Commissioner) and (A) the expiration of thirty (30) days without disapproval by the Commissioner or (B) the Commissioner's earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding twelve (12) months exceeds the greater of (1) ten percent (10%) of its surplus as regards policyholders as of the preceding December 31 and (2) the net gain from operations, not including realized capital gains, for the twelve
(12) month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2010, without the disapproval or with the approval of the Commissioner, is $39,807,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (continued)

At December 31, 2009, SDI had net capital of $13,357,000, which was $12,770,000 in excess of its required net capital of $587,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to the subparagraph (k)(1) thereof. SDI's ratio of aggregate indebtedness to net capital was .66 to 1 at December 31, 2009.

18. SUBSEQUENT EVENTS

On February 25, 2010, SBC issued a note (the Note) in the principal amount of $175 million to the Investor in return for receipt of $175 million in cash, the proceeds of which were contributed to the Company. The Note matures on the earlier to occur of (i) March 31, 2011, or (ii) the date that certain termination events occur under the purchase and sale agreement, and together with any interest thereon, will convert to equity of SBC upon closing of the acquisition transaction. The Note is (a) secured by a first priority lien on all of SBC's interest in the outstanding membership interests of each of RHLLC, SGI and SI and all of the outstanding stock of se2, and (b) guaranteed by RHLLC, SGI, SI and se2, which guarantee is secured by all of the assets of SGI, SI and se2.

Subsequent events have been evaluated through April 26, 2010, which is the date the consolidated financial statements were issued.

                                     PART C
                                     ------
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

          (a)  Financial Statements

               The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009; and(2) the audited financial statements for the T. Rowe Price Variable Annuity Account at December 31, 2009, and for each of the specified periods ended December 31, 2009 and 2008.

          (b)  Exhibits

               (1) Certified Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)

               (2)  Not Applicable

               (3)  Amended and Restated Distribution Agreement(g)

               (4)  (a) Individual DVA Contract (Form V6021 4-94)(g)
                    (b)  Individual IVA Contract (Form V6027 9-98)(g)
                    (c)  TSA Loan Endorsement (Form V6846 R1-97)(b)
                    (d)  SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(h)
                    (e)  IRA Endorsement (Form V6849A R9-03)(h)
                    (f)  TSA Endorsement (Form V6101 9-05)(f)
                    (g)  Roth IRA Endorsement (Form V6851A R9-03)(h)
                    (h)  457 Endorsement (Form V6054 1-98)(c)
                    (i)  403(a) Endorsement (Form V6057 10-98)(e)

               (5)  (a) DVA Application (Form V6844 R1-98)(g)
                    (b)  IVA Application (Form V7588 8-98)(g)

               (6)  (a) Composite of Articles of Incorporation of SBL(d)
                    (b)  Bylaws of SBL(f)

               (7)  Not Applicable

               (8)  (a) Participation Agreement(g)
                    (b)  Amended and Restated Master Agreement(g)

               (9)  Opinion of Counsel(g)

               (10) (a) Consent of Independent Registered Public Accounting Firm
                    (b)  Consent of Counsel

               (11) Not Applicable

               (12) Not Applicable

               (13) Not Applicable

               (14) Not Applicable


(a) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed February 18, 1999).

(b) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 30, 1997).

(c) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 30, 1998).

(d) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(e) Incorporated herein by reference to the exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(f) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(g) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 12, 2001).

(h) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

Item 25.  Directors and Officers of the Depositor
--------  ---------------------------------------

          --------------------------------------------------------------------------------------------
          NAME AND PRINCIPAL
          BUSINESS ADDRESS*                         POSITIONS AND OFFICES WITH DEPOSITOR
          --------------------------------------------------------------------------------------------
          Howard R. Fricke                          Chairman, President and Chief Executive Officer
          --------------------------------------------------------------------------------------------
          Kalman Bakk, Jr.                          Senior Vice President and Director
          --------------------------------------------------------------------------------------------
          John F. Frye                              Senior Vice President, Chief Financial Officer,
                                                    Treasurer and Director
          --------------------------------------------------------------------------------------------
          John F. Guyot                             Senior Vice President, General Counsel,
                                                    Secretary and Director
          --------------------------------------------------------------------------------------------
          David J. Keith                            Senior Vice President
          --------------------------------------------------------------------------------------------
          Anne M. Trebino                           Senior Vice President
          --------------------------------------------------------------------------------------------
          Amy J. Lee                                Vice President, Associate General Counsel
                                                    and Assistant Secretary
          --------------------------------------------------------------------------------------------
          Carmen R. Hill                            Assistant Vice President and
                                                    Chief Compliance Officer
          --------------------------------------------------------------------------------------------
          *Located at One Security Benefit Place, Topeka, Kansas 66636-0001.
          --------------------------------------------------------------------------------------------

          Persons Controlled by or Under Common Control with the Depositor or
Item 26.  Registrant
--------  ----------------------------------------------------------------------

          The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is controlled by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2009 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

          ------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                                                                         VOTING SECURITIES
                                                                  JURISDICTION OF    OWNED BY SBMHC (DIRECTLY
                                 NAME                              INCORPORATION          OR INDIRECTLY)
          ------------------------------------------------------------------------------------------------------
          Security Benefit Mutual Holding Company (Holding             Kansas                    --
          Company)
          ------------------------------------------------------------------------------------------------------
          Security Benefit Corporation (Holding Company)               Kansas                  100%
          ------------------------------------------------------------------------------------------------------
          Security Benefit Life Insurance Company                      Kansas                  100%
          (Stock Life Insurance Company)
          ------------------------------------------------------------------------------------------------------
          Security Investors, LLC (Investment Adviser)                 Kansas                  100%
          ------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                                                                         VOTING SECURITIES
                                                                  JURISDICTION OF    OWNED BY SBMHC (DIRECTLY
                                 NAME                              INCORPORATION          OR INDIRECTLY)
          ------------------------------------------------------------------------------------------------------
          Security Global Investors, LLC (Investment Adviser)          Kansas                  100%
          ------------------------------------------------------------------------------------------------------
          Security Distributors, Inc.                                  Kansas                  100%
          (Broker/Dealer, Principal Underwriter)
          ------------------------------------------------------------------------------------------------------
          se(2), inc. (Third Party Administrator)                      Kansas                  100%
          ------------------------------------------------------------------------------------------------------
          Security Benefit Academy, Inc. (Daycare Company)             Kansas                  100%
          ------------------------------------------------------------------------------------------------------
          Security Financial Resources, Inc.                           Kansas                  100%
          (Financial Services Company)
          ------------------------------------------------------------------------------------------------------
          First Security Benefit Life Insurance
          and Annuity Company of New York                             New York                 100%
          (Stock Life Insurance Company)
          ------------------------------------------------------------------------------------------------------
          Rydex Holdings, LLC (Kansas Holding Company)                 Kansas                  100%
          ------------------------------------------------------------------------------------------------------
          Rydex Distributors, Inc. (Broker-Dealer/Underwriter)        Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Padco Advisors, Inc. (Investment Adviser)                   Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Padco Advisor II, Inc. (Investment Adviser)                 Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Rydex Fund Services, Inc.                                   Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Advisor Research Center, Inc.                               Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Rydex Advisory Services, LLC                                Maryland                 100%
          ------------------------------------------------------------------------------------------------------
          Rydex Specialized Products, LLC                             Delaware                 100%
          ------------------------------------------------------------------------------------------------------

          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variflex Separate Account, SBL Variable Annuity Account VIII, Separate Account IX, SBL Variable Annuity Account XI, Separate Account XII, SBL Variable Annuity Account XIV, Separate Account XV, SBL Variable Annuity Account XVII, Separate Account XIX and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment advisor to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.  Number of Contract Owners
--------  -------------------------

          As of February 28, 2010, there were 91 owners of the Qualified Contracts and 3,020 owners of the Non-Qualified Contracts issued under the T. Rowe Price Variable Annuity Account.

Item 28.  Indemnification
--------  ---------------

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

                    (a) No director of the Corporation shall be liable to the
               Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                    (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
--------  ----------------------

          (a) The principal underwriter for the Registrant is T. Rowe Price Investment Services, Inc. ("Investment Services"). Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies:

               EQUITY FUNDS
               ------------
               T. Rowe Price Growth Stock
               T. Rowe Price Equity Income
               T. Rowe Price Mid-Cap Growth
               T. Rowe Price Equity Index 500
               T. Rowe Price Blue Chip Growth
               T. Rowe Price Capital Appreciation
               T. Rowe Price Value
               T. Rowe Price Mid-Cap Value
               T. Rowe Price New Horizons
               T. Rowe Price Small-Cap Value
               T. Rowe Price Small-Cap Stock
               T. Rowe Price New Era
               T. Rowe Price Science & Technology
               T. Rowe Price Balanced
               T. Rowe Price Real Estate
               T. Rowe Price Health Sciences
               T. Rowe Price Institutional Large-Cap Growth
               T. Rowe Price Media & Telecommunication
               T. Rowe Price Personal Strategy Balanced
               T. Rowe Price Dividend Growth
               T. Rowe Price Growth & Income
               T. Rowe Price Personal Strategy Growth
               T. Rowe Price New America Growth
               T. Rowe Price Personal Strategy Income
               T. Rowe Price Institutional Mid-Cap Equity Growth
               T. Rowe Price Total Equity Market Index
               T. Rowe Price Institutional Large-Cap Value
               T. Rowe Price Financial Services
               T. Rowe Price Institutional Small-Cap Stock
               T. Rowe Price Extended Equity Market Index
               T. Rowe Price Inst. U.S. Structured Research
               T. Rowe Price Global Technology
               T. Rowe Price Capital Opportunity
               T. Rowe Price Institutional Large-Cap Core Growth
               T. Rowe Price Diversified Mid-Cap Growth
               T. Rowe Price Diversified Small-Cap Growth

               T. Rowe Price Tax-Efficient Equity
               T. Rowe Price U.S. Large-Cap Core

               INTERNATIONAL FUNDS
               -------------------
               T. Rowe Price International Stock
               T. Rowe Price Emerging Markets Stock
               T. Rowe Price International Bond
               T. Rowe Price New Asia
               T. Rowe Price International Growth & Income
               T. Rowe Price Latin America
               T. Rowe Price International Discovery
               T. Rowe Price Overseas Stock Fund
               T. Rowe Price Emerging Markets Bond
               T. Rowe Price Global Stock
               T. Rowe Price Emerging Europe & Mediterranean
               T. Rowe Price European Stock
               T. Rowe Price Institutional Emerging Markets Equity
               T. Rowe Price International Equity Index
               T. Rowe Price Japan Fund
               T. Rowe Price Africa & Middle East
               T. Rowe Price Institutional International Bond
               T. Rowe Price Institutional Global Equity
               T. Rowe Price Institutional Emerging Markets Bond
               T. Rowe Price Institutional Africa & Middle East
               T. Rowe Price Institutional Foreign Equity
               T. Rowe Price Global Large-Cap Stock
               T. Rowe Price Institutional Global Large-Cap Equity
               T. Rowe Price Global Real Estate
               T. Rowe Price Global Infrastructure

               TAXABLE FUNDS
               -------------
               T. Rowe Price New Income
               T. Rowe Price High Yield
               T. Rowe Price Short-Term Bond
               T. Rowe Price Short- Term Income
               T. Rowe Price GNMA
               T. Rowe Price Institutional High Yield
               T. Rowe Price Institutional Floating Rate
               T. Rowe Price Corporate Income
               T. Rowe Price U.S. Treasury Intermediate
               T. Rowe Price U.S. Bond Index
               T. Rowe Price Inflation Protected Bond
               T. Rowe Price U.S. Treasury Long-Term
               T. Rowe Price Strategic Income
               T. Rowe Price Institutional Core Plus

               NONTAXABLE FUNDS
               ----------------
               T. Rowe Price Tax-Free Income
               T. Rowe Price Tax-Free High Yield
               T. Rowe Price Maryland Tax-Free Bond
               T. Rowe Price Tax-Free Short  Intermediate
               T. Rowe Price Virginia Tax-Free Bond
               T. Rowe Price New York Tax-Free Bond
               T. Rowe Price California Tax-Free Bond
               T. Rowe Price Maryland Short-Term Bond
               T. Rowe Price New Jersey Tax-Free Bond
               T. Rowe Price Georgia Bond

               MONEY FUNDS
               T. Rowe Price Prime Reserve
               T. Rowe Price U.S. Treasury Money
               T. Rowe Price Tax-Exempt Money
               T. Rowe Price Maryland Tax-Free Money Market
               T. Rowe Price New York Tax-Free Money
               T. Rowe Price California Tax-Free Money

               SUMMIT FUNDS
               T. Rowe Price Summit Cash Reserves
               T. Rowe Price Summit Municipal Intermediate
               T. Rowe Price Summit Municipal Income
               T. Rowe Price Summit Municipal Money Market
               T. Rowe Price Summit GNMA

               SPECTRUM FUNDS
               --------------
               T. Rowe Price Spectrum Income
               T. Rowe Price Spectrum Growth
               T. Rowe Price Spectrum International

               VARIABLE ANNUITY
               ----------------
               T. Rowe Price Equity Income Portfolio
               T. Rowe Price Mid-Cap Growth Portfolio
               T. Rowe Price International Stock Portfolio
               T. Rowe Price Blue Chip Growth Portfolio
               T. Rowe Price Limited-Term Bond Portfolio
               T. Rowe Price Personal Strategy Balanced Portfolio
               T. Rowe Price New America Growth Portfolio
               T. Rowe Price Prime Reserve Portfolio
               T. Rowe Price Health Sciences Portfolio
               T. Rowe Price Equity Index 500 Portfolio

               RESERVE FUNDS
               -------------
               T. Rowe Price Reserve Investment Fund
               T. Rowe Price Government Reserve Investment Fund

               RETIREMENT FUNDS
               ----------------
               T. Rowe Price Retirement 2020
               T. Rowe Price Retirement 2030
               T. Rowe Price Retirement 2010
               T. Rowe Price Retirement 2040
               T. Rowe Price Retirement 2025
               T. Rowe Price Retirement 2015
               T. Rowe Price Retirement 2035
               T. Rowe Price Retirement Income
               T. Rowe Price Retirement 2045
               T. Rowe Price Retirement 2005
               T. Rowe Price Retirement 2050
               T. Rowe Price Retirement 2055

               COMMON TRUSTS
               -------------
               T. Rowe Price Emerging Markets Trust
               T. Rowe Price Blue Chip Growth Trust

               MACRO TRUSTS
               ------------
               T. Rowe Price US Equities Trust
               T. Rowe Price Fixed Income Trust
               T. Rowe Price Non-US Equities Trust
               T. Rowe Price Short-Term Income Trust

               Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

          (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

               ----------------------------------------------------------------------------------------------
               NAME                                      POSITION WITH UNDERWRITER
               ----------------------------------------------------------------------------------------------
               Bernard, Edward C.                        Director
               ----------------------------------------------------------------------------------------------
               Oestreicher, David                        Director
               ----------------------------------------------------------------------------------------------
               O'Melia, Wayne D.                         Director
               ----------------------------------------------------------------------------------------------
               Bernard, Edward C.                        Chairman of the Board
               ----------------------------------------------------------------------------------------------
               Bernard, Edward C.                        President
               ----------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------
               NAME                                      POSITION WITH UNDERWRITER
               ----------------------------------------------------------------------------------------------
               McCafferty, Sarah                         Compliance Officer
               ----------------------------------------------------------------------------------------------
               Andrews, Lorraine J.                      Vice President
               ----------------------------------------------------------------------------------------------
               Appelbaum, Jerrold                        Vice President
               ----------------------------------------------------------------------------------------------
               Banks, Steven J.                          Vice President
               ----------------------------------------------------------------------------------------------
               Boyd, Renee Q.                            Vice President
               ----------------------------------------------------------------------------------------------
               Braman, Darrell N.                        Vice President
               ----------------------------------------------------------------------------------------------
               Brown, Martin P.                          Vice President
               ----------------------------------------------------------------------------------------------
               Bryant, Margo B.                          Vice President
               ----------------------------------------------------------------------------------------------
               Callahan, Sheila P.                       Vice President
               ----------------------------------------------------------------------------------------------
               Callanan, Meredith C.                     Vice President
               ----------------------------------------------------------------------------------------------
               Chasney, Laura H.                         Vice President
               ----------------------------------------------------------------------------------------------
               Christoff, Renee M.                       Vice President
               ----------------------------------------------------------------------------------------------
               Cipolla, Dominick A.                      Vice President
               ----------------------------------------------------------------------------------------------
               Clark, Jerome A.                          Vice President
               ----------------------------------------------------------------------------------------------
               Cleary, Todd M.                           Vice President
               ----------------------------------------------------------------------------------------------
               Crumbling, Joseph A.                      Vice President
               ----------------------------------------------------------------------------------------------
               DeLibro, Peter A.                         Vice President
               ----------------------------------------------------------------------------------------------
               DeLuca, Lauren D.                         Vice President
               ----------------------------------------------------------------------------------------------
               Dignan, Timothy S.                        Vice President
               ----------------------------------------------------------------------------------------------
               Dunworth, LeSales S.                      Vice President
               ----------------------------------------------------------------------------------------------
               Elliott, Dennis J.                        Vice President
               ----------------------------------------------------------------------------------------------
               Erceg, James P.                           Vice President
               ----------------------------------------------------------------------------------------------
               Fahlund, Christine S.                     Vice President
               ----------------------------------------------------------------------------------------------
               Frederick, Amy M.                         Vice President
               ----------------------------------------------------------------------------------------------
               Galateria, John A.                        Vice President
               ----------------------------------------------------------------------------------------------
               Gannon, Thomas A.                         Vice President
               ----------------------------------------------------------------------------------------------
               Gilner, John R.                           Vice President
               ----------------------------------------------------------------------------------------------
               Greenstein, Leah B.                       Vice President
               ----------------------------------------------------------------------------------------------
               Habas, Brian L.                           Vice President
               ----------------------------------------------------------------------------------------------
               Halaby, John                              Vice President
               ----------------------------------------------------------------------------------------------
               Harrison, Douglas E.                      Vice President
               ----------------------------------------------------------------------------------------------
               Heerema, Kristen L.                       Vice President
               ----------------------------------------------------------------------------------------------
               Hoak, Keller L.                           Vice President
               ----------------------------------------------------------------------------------------------
               Hufman, Christopher J.                    Vice President
               ----------------------------------------------------------------------------------------------
               Igler, Karen J.                           Vice President
               ----------------------------------------------------------------------------------------------
               Kazmierczak Jr., Thomas E.                Vice President
               ----------------------------------------------------------------------------------------------
               Korte, Brent F.                           Vice President
               ----------------------------------------------------------------------------------------------
               Larson, Steven A.                         Vice President
               ----------------------------------------------------------------------------------------------
               Lea, Gina M.                              Vice President
               ----------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------
               NAME                                      POSITION WITH UNDERWRITER
               ----------------------------------------------------------------------------------------------
               Lopiano, Jodi Ann                         Vice President
               ----------------------------------------------------------------------------------------------
               Madore, Kimberly W.                       Vice President
               ----------------------------------------------------------------------------------------------
               Matherly, Ryan D.                         Vice President
               ----------------------------------------------------------------------------------------------
               McCafferty, Sarah                         Vice President
               ----------------------------------------------------------------------------------------------
               Mitchell, Mark J.                         Vice President
               ----------------------------------------------------------------------------------------------
               Morelli, Thomas R.                        Vice President
               ----------------------------------------------------------------------------------------------
               Morgan, Dana P.                           Vice President
               ----------------------------------------------------------------------------------------------
               Musante, Paul                             Vice President
               ----------------------------------------------------------------------------------------------
               Norwitz, Steven E.                        Vice President
               ----------------------------------------------------------------------------------------------
               Notzon III, Edmund M.                     Vice President
               ----------------------------------------------------------------------------------------------
               O'Connor, Barbara A.                      Vice President
               ----------------------------------------------------------------------------------------------
               Oestreicher, David                        Vice President
               ----------------------------------------------------------------------------------------------
               O'Melia, Wayne D.                         Vice President
               ----------------------------------------------------------------------------------------------
               Pacitto, Michele                          Vice President
               ----------------------------------------------------------------------------------------------
               Paden, Kristine A.                        Vice President
               ----------------------------------------------------------------------------------------------
               Pendleton, Glenn A.                       Vice President
               ----------------------------------------------------------------------------------------------
               Petty, David B.                           Vice President
               ----------------------------------------------------------------------------------------------
               Pollack-Matz, Fran M.                     Vice President
               ----------------------------------------------------------------------------------------------
               Poole, Brian R.                           Vice President
               ----------------------------------------------------------------------------------------------
               Proshan, Naomi S.                         Vice President
               ----------------------------------------------------------------------------------------------
               Quereau, Kenna E.                         Vice President
               ----------------------------------------------------------------------------------------------
               Ray, Seamus A.                            Vice President
               ----------------------------------------------------------------------------------------------
               Regulski, Michael D.                      Vice President
               ----------------------------------------------------------------------------------------------
               Ricklin, Suzanne J.                       Vice President
               ----------------------------------------------------------------------------------------------
               Riedel, George D.                         Vice President
               ----------------------------------------------------------------------------------------------
               Ruppert, Robert Todd                      Vice President
               ----------------------------------------------------------------------------------------------
               Schultz, Ann R.                           Vice President
               ----------------------------------------------------------------------------------------------
               Seeberger, Kristin E.                     Vice President
               ----------------------------------------------------------------------------------------------
               Seidel, Deborah D.                        Vice President
               ----------------------------------------------------------------------------------------------
               Seufert, John W.                          Vice President
               ----------------------------------------------------------------------------------------------
               Shea, Kevin C.                            Vice President
               ----------------------------------------------------------------------------------------------
               Sherman, Scott L.                         Vice President
               ----------------------------------------------------------------------------------------------
               Siedell, Thomas L.                        Vice President
               ----------------------------------------------------------------------------------------------
               Singer, Donna B.                          Vice President
               ----------------------------------------------------------------------------------------------
               Smith, Carole Hofmeister                  Vice President
               ----------------------------------------------------------------------------------------------
               Stinson, Sandra L.                        Vice President
               ----------------------------------------------------------------------------------------------
               Such, Scott                               Vice President
               ----------------------------------------------------------------------------------------------
               Townsend, John M.                         Vice President
               ----------------------------------------------------------------------------------------------
               Tuccille, Jerome                          Vice President
               ----------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------
               NAME                                      POSITION WITH UNDERWRITER
               ----------------------------------------------------------------------------------------------
               Ward, Judith B.                           Vice President
               ----------------------------------------------------------------------------------------------
               Watson, Regina M.                         Vice President
               ----------------------------------------------------------------------------------------------
               Weker Jr., William R.                     Vice President
               ----------------------------------------------------------------------------------------------
               Welsh, Lois A.                            Vice President
               ----------------------------------------------------------------------------------------------
               Whitaker, Teresa F.                       Vice President
               ----------------------------------------------------------------------------------------------
               Widdowson, Natalie C.                     Vice President
               ----------------------------------------------------------------------------------------------
               Zurad, James                              Vice President
               ----------------------------------------------------------------------------------------------
               Van Horn, Barbara A.                      Secretary
               ----------------------------------------------------------------------------------------------
               O'Connor, Barbara A.                      Treasurer
               ----------------------------------------------------------------------------------------------

          (c)  Not applicable

Item 30.  Location of Accounts and Records
--------  --------------------------------

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.  Management Services
--------  -------------------

          All management contracts are discussed in Part A or Part B.

Item 32.  Undertakings
--------  ------------

          (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Contract may be accepted.

          (b) Registrant undertakes that it will provide, as a part of the Application Kit, a box for the applicant to check if he or she wishes to receive a copy of the Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 26th day of April, 2010.


                         Security Benefit Life Insurance Company (The Depositor)
                         T. Rowe Price Variable Annuity Account (The Registrant)


                         By:    /s/ HOWARD R. FRICKE
                                ------------------------------------------------
                                Howard R. Fricke, Chief Executive Officer


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2010.

                              SIGNATURES AND TITLES
                              ---------------------


By:    /s/ HOWARD R. FRICKE
       -----------------------------------------------------------------------
       Howard R. Fricke, Chief Executive Officer and Director


By:    /s/ JOHN F. FRYE
       -----------------------------------------------------------------------
       John F. Frye, Chief Financial Officer and Director
       (chief accounting officer)


By:    /s/ KALMAN BAKK, JR.
       -----------------------------------------------------------------------
       Kalman Bakk, Jr., Director

                                  EXHIBIT INDEX
                                  -------------


(10)  (a)   Consent of Independent Registered Public Accounting Firm
      (b)   Consent of Counsel